ReliaStar Life Insurance Company

and its Separate Account N

Supplement dated April 28, 2006

This supplement updates certain information contained in your current variable annuity Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your variable annuity Contract Prospectus and SAI for future reference.

NOTICE OF FUND SUBSTITUTIONS

ReliaStar Life Insurance Company (the “Company”) and its Separate Account N (the “Separate Account”) have filed an application with the Securities and Exchange Commission to permit certain funds in which the subaccounts of the Separate Account invest (the "Replaced Funds") to be replaced with certain other funds (the "Substitute Funds").

Reasons for the Substitution. The principal purposes of the substitutions are as follows:

•

Implement Business Plan. The substitutions are part of an overall business plan to provide a more streamlined, standardized, simplified and consolidated current array of funds available through the Company's products.

•

Reduced Costs and Greater Influence. Including too many different funds with different investment advisers within the Company's products makes those products more costly to administer. The Company believes that making available affiliated funds, generally managed by third party asset managers, will lead to increased efficiencies, greater influence over the administrative aspects of the funds and reduced costs.

•

Due Diligence. The substitutions will allow the Company to respond to concerns identified in its due diligence review of the funds available through the products, including concerns related to changes in fund managers, performance, customer service, operational support, regulatory investigations, legal proceedings and claims.

X.NRTHRN-06A	Page 1 of 2	April 2006

The following funds are involved in the substitutions:

Replaced Funds	Substitute Funds
Fidelity® VIP Equity-Income Portfolio (Initial Class)	ING FMRSM Equity Income Portfolio -- Initial Class
Lord Abbett Series Fund – Growth and Income Portfolio (Class VC)	ING Lord Abbett Affiliated Portfolio -- Class I
Pioneer Equity Income VCT Portfolio (Class I)	ING Pioneer Equity Income Portfolio -- Initial Class
Pioneer High Yield VCT Portfolio (Class I)	ING Pioneer High Yield Portfolio -- Initial Class

Important Information about the Proposed Substitutions.

•

Prior to the effective date of the substitutions you will receive another supplement which will indicate the effective date of the substitutions, provide you with further details about each Substitute Fund and reiterate your rights related to the substitutions. You will also receive a prospectus for each of the Substitute Funds, if you have not already received one.

•

Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

•

On the effective date of the substitutions all amounts you have allocated to a subaccount which invests in a Replaced Fund will automatically be reallocated to the corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invested in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

•

You will not incur any fees or charges or any tax liability because of the substitutions, and your account value immediately before the substitutions will equal your account value immediately after the substitutions.

•	The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund.
•	The investment objective and policies of each Substitute Fund are substantially the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund.

X.NRTHRN-06A	Page 2 of 2	April 2006

CONTRACT PROSPECTUS - APRIL 28, 2006

The Contracts. The contracts described in this prospectus are flexible premium individual fixed and variable Advantage CenturySM (Retail Series) deferred annuity contracts issued by ReliaStar Life Insurance Company (the Company, we, us, our). They are issued to you, the contract owner, on a nonqualified basis, or in connection with retirement plans qualifying for special treatment under the Internal Revenue Code of 1986, as amended (Tax Code). Prior to October 1, 2002, the contracts were issued by Northern Life Insurance Company.

Why Reading this Prospectus Is Important. This prospectus contains facts about the contract and its investment options that you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully and keep it for future reference.

Table of Contents ... page 3

Investment Options. The contracts offer variable investment options and three fixed interest options. When we establish your account you instruct us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts or plans, or in some states.

The Funds

Fidelity® VIP Contrafund® Portfolio (Initial Class)

Fidelity® VIP Equity-Income Portfolio (Initial Class)

Fidelity® VIP Index 500 Portfolio (Initial Class)

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)

Fidelity® VIP Money Market Portfolio
(Initial Class)

Franklin Small Cap Value Securities Fund (Class 2)

ING AllianceBernstein Mid Cap Growth Portfolio (Class S)(1)

ING American Century Large Company Value Portfolio (Initial Class)

ING American Century Select Portfolio (Initial Class)

ING American Century Small-Mid Cap Value Portfolio (Initial Class)(1)

ING Baron Small Cap Growth Portfolio (Initial Class)

ING Davis Venture Value Portfolio (Initial Class)(1)

ING FMRSM Diversified Mid Cap Portfolio (Class S)

ING FMRSM Earnings Growth Portfolio

    (Class I)

ING Fundamental Research Portfolio

   (Initial Class)

ING JPMorgan Emerging Markets Equity Portfolio (Class S)

ING JPMorgan International Portfolio (Initial Class)(1)

ING JPMorgan Mid Cap Value Portfolio (Initial Class)

ING JPMorgan Small Cap Equity Portfolio (Class I)

ING Julius Baer Foreign Portfolio (Class S)

ING Legg Mason Partners Aggressive Growth Portfolio (Initial Class)(1)

ING Legg Mason Partners Large Cap Growth Portfolio (Initial Class)(1)

The Funds (Continued)

ING Legg Mason Value Portfolio (Class I)

ING Limited Maturity Bond Portfolio
(Class S)

ING Liquid Assets Portfolio (Class I)

ING Lord Abbett Affiliated Portfolio
(Class I) (1)

ING Marsico Growth Portfolio (Class S)

ING Marsico International Opportunities Portfolio (Class I)

ING MFS Total Return Portfolio (Class S)

ING Neuberger Berman Partners Portfolio (Initial Class)

ING OpCap Balanced Value Portfolio

     (Initial Class)

ING Oppenheimer Global Portfolio

     (Initial Class)

ING PIMCO Total Return Portfolio (Initial Class)

ING Pioneer Fund Portfolio (Class S)

ING Pioneer High Yield Portfolio (Initial Class)

ING Pioneer Mid Cap Value Portfolio
(Class S)

ING Stock Index Portfolio (Class I)

ING T. Rowe Price Capital Appreciation Portfolio (Class S)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)

ING T. Rowe Price Equity Income Portfolio (Class S)

ING T. Rowe Price Growth Equity Portfolio (Initial Class)

ING UBS U.S. Large Cap Equity Portfolio (Initial Class)

ING Van Kampen Comstock Portfolio

      (Initial Class)

ING Van Kampen Equity and Income Portfolio (Initial Class)

ING Van Kampen Growth and Income Portfolio (Class S)

ING VP Balanced Portfolio, Inc. (Class I)

ING VP Financial Services Portfolio
(Class I)

The Funds (Continued)

ING VP Global Science and Technology Portfolio (Class I)

ING VP High Yield Bond Portfolio (Class I)

ING VP Index Plus International Equity Portfolio (Class S)

ING VP Index Plus LargeCap Portfolio

    (Class I)

ING VP Index Plus MidCap Portfolio
(Class I)

ING VP Index Plus SmallCap Portfolio
(Class I)

ING VP Intermediate Bond Portfolio
(Class I)

ING VP International Value Portfolio
(Class I)

ING VP MidCap Opportunities Portfolio (Class I)

ING VP Natural Resources Trust

ING VP Real Estate Portfolio (Class I)

ING VP SmallCap Opportunities Portfolio (Class I)

ING VP Strategic Allocation Conservative Portfolio (Class I) (1)

ING VP Strategic Allocation Growth Portfolio (Class I)

ING VP Strategic Allocation Moderate Portfolio (Class I) (1)

ING VP Value Opportunity Portfolio

(Class I)

Lord Abbett Series Fund - Growth and Income Portfolio (Class VC)

Lord Abbett Series Fund - Mid-Cap Value Portfolio (Class VC)

Neuberger Berman AMT Socially Responsive Portfolio®

PIMCO VIT Real Return Portfolio (Administrative Class)

Pioneer Equity Income VCT Portfolio
(Class I)

Pioneer High Yield VCT Portfolio (Class I)

Wanger Select

Wanger U.S. Smaller Companies

(1)	This fund has changed its name to the name listed above. See Appendix II – Descriptions of Underlying Funds for a complete list of former and current fund names.

PRO.100207-06

CONTRACT PROSPECTUS - APRIL 28, 2006 (Continued)

Variable Investment Options. These options are called subaccounts. The subaccounts are within Separate Account N, a separate account of the Company. Each subaccount invests in one of the mutual funds listed on the previous page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. You do not invest directly in or hold shares of the funds.

Risks Associated with Investing in the Funds. The funds in which the subaccounts invest have various risks. Information about the risks of investing in the funds is located in the “Investment Options” section on page 10, in Appendix II-Description of Underlying Funds and in each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.

Fixed Interest Options.

> Fixed Account A > Fixed Account B > Fixed Account C

Except as specifically mentioned, this prospectus describes only the investment options offered through the separate account. However, we describe the fixed interest options in Appendix I to this prospectus.

Compensation. We pay compensation to broker-dealers whose registered representatives sell the contracts. See “Contract Distribution” for further information about the amount of compensation we pay.

Availability of Features. Not all features are available in all states. The contracts are not available for sale in New York. Some funds may be unavailable through certain contracts and plans or in some states.

Getting Additional Information. You may obtain the April 28, 2006 Statement of Additional Information (SAI) about the separate account without charge by calling us at 1-877-884-5050 or writing us at the address listed in the “Contract Overview-Questions: Contacting the Company” section of the prospectus. The Securities and Exchange Commission (SEC) also makes available to the public reports and information about the separate account and the funds. Certain reports and information, including this prospectus and SAI, are available on the EDGAR Database on the SEC website, http://www.sec.gov, or at the SEC Public Reference Branch in Washington, D.C. You may call 1-202-551-5850 or 1-800-SEC-0330 to get information about the operations of the Public Reference Branch. You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC Public Reference Branch, 100 F Street, NE, Room 1580, Washington, D.C. 20549. When looking for information regarding the contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-100207. The SAI table of contents is listed on page 45 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different from that contained in this prospectus.

The contracts are not deposits with, obligations of or guaranteed or endorsed by any bank, nor are they insured by the FDIC. The contracts are subject to investment risk, including the possible loss of the principal amount of your investment.

PRO.100207-06	2

TABLE OF CONTENTS

Contract Overview:	4
Contract Design
Who’s Who
The Contract and Your Retirement Plan
Contract Facts
Questions: Contacting the Company (sidebar)
Sending Forms and Written Requests in Good Order (sidebar)
Contract Phases: The Accumulation Phase, The Income Phase

Fee Table	6
Condensed Financial Information	8
Separate Account N	8
The Company	8
Investment Options	10
Transfers Among Investment Options	11
Purchase and Rights	14
Right to Cancel	15
Fees	16
Your Account Value	21
Withdrawals	23
Loans	24
Systematic Withdrawals	24
Death Benefit	25
The Income Phase	26
Contract Distribution	28
Taxation	31
Other Topics	42

Performance Reporting - Voting Rights - Contract Modifications - Legal Matters and Proceedings - Payment Delay or Suspension - Transfers, Assignments or Exchanges of a Contract - Involuntary Terminations - Reports to Owners

Contents of the Statement of Additional Information	45
Appendix I - The Fixed Accounts	46
Appendix II - Description of Underlying Funds	49
Appendix III - Condensed Financial Information	CFI - 1

PRO.100207-06	3

Contract Overview

Questions: Contacting the Company. To answer your questions, contact your sales representative or write or call us at our Administrative Service Center.

ING Service Center

P.O. Box 5050

Minot, North Dakota 58702-5050

1-877-884-5050

Sending Forms and Written Requests in Good Order.

If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in “good order.” Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. By contacting us, we can provide you with the appropriate administrative form for your requested transaction.

We can only act upon requests that are received in good order.

The following is intended as a summary. Please read each section of this prospectus for additional detail.
Contract Design

The contracts described in this prospectus are individual deferred fixed and variable annuity contracts. They are intended to be retirement savings vehicles that offer a variety of investment options to help meet long-term financial goals and provide for a death benefit and guaranteed income options. The term “contract” in this prospectus refers to individual fixed and variable annuity contracts.

Who’s Who

You*: The individual who purchases the contract.

Contract Holder*: The person (or non-natural owner) to whom we issue the contract. Generally, you. The contract holder has all rights under the contract.

We (the Company): ReliaStar Life Insurance Company. We issue the contract.

For greater detail, please review “Purchase and Rights.”

__________________

*Some contracts may be purchased by and issued directly to employers sponsoring certain plans, including 457 and 401 plans. The terms “you” and “contract holder” apply to these employers, who have all rights under the contracts.

The Contract and Your Retirement Plan

The contracts may be issued on a nonqualified basis (nonqualified contracts), or for use with retirement arrangements under Tax Code sections 403(b), 408, 408A or 457 of the Tax Code (qualified contracts). We may also, at our discretion, issue nonqualified contracts for use with retirement arrangements under Tax Code section 401.

Use of an Annuity Contract in a Retirement Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401, 403(b), Roth 403(b), 408, 408A, or 457 retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) which may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity. See “Purchase and Rights.”

Contract Facts
Free Look/Right to Cancel. You may cancel your contract within ten days (some states require more than ten days) of receipt. See “Right To Cancel.”

Death Benefit. Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. Any death benefit during the income phase will depend upon the income phase payment option selected. See “Death Benefit” and “The Income Phase.”

Withdrawals. During the accumulation phase you may withdraw all or part of your account value. Certain fees and taxes may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See “Withdrawals.”

PRO.100207-06	4

Systematic Withdrawals. These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See “Systematic Withdrawals.”

Loans. If allowed by the contract, loans may be available during the accumulation phase. These loans are subject to certain restrictions. See “Loans.”

Fees and Expenses. Certain fees and expenses are deducted from the value of your contract. See “Fee Table” and “Fees.”

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “Taxation.”

Contract Phases

I. The Accumulation Phase (accumulating dollars under your contract)

STEP 1: You provide us with your completed application and initial purchase payment. We establish an account for you and credit that account with your initial purchase payment.

STEP 2: You direct us to invest your purchase payment in one or more of the following investment options:

(a)  Fixed Interest Options; or

(b)  Variable Investment Options. (The variable investment options are the subaccounts of Separate Account N. Each one invests in a specific mutual fund.)

STEP 3: Each subaccount you select purchases shares of its assigned fund.

Payments to Your Account
Step 1 ||
ReliaStar Life Insurance Company
(a) ||	Step 2	(b) ||
Fixed Interest Options	Separate Account N Variable Investment Options
The Subaccounts
	A	B	Etc.
	||	Step 3 ||
	Mutual Fund A	Mutual Fund B

II. The Income Phase (receiving income phase payments from your contract)

When you want to begin receiving payments from your contract you may select from the options available. The contracts offer three income phase payment options (see “The Income Phase”). In general, you may:

>	Receive monthly income phase payments for your life (assuming you are the annuitant); or
>	Receive monthly income phase payments for your life, but with payments continuing to your beneficiary for ten years if you die before the end of the selected period; or
>	Receive monthly income phase payments for your life and for the life of another person; and
>	Select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select.

PRO.100207-06	5

Fee Table

In this Section:

>    Maximum Contract Owner Transaction Expenses

>    Annual Maintenance Fee

>    Maximum Separate Account Annual Expenses

>    Total Annual Fund Operating Expenses

>    Hypothetical Examples

>    Fees Deducted by the Funds

Also see the “Fees” section for:

>    How, When and Why Fees are Deducted

>    Redemption Fees

>    Reduction, or Elimination of Certain Fees

>    Premium and Other Taxes

>    Charge for the Optional One-Year Step Up Death Benefit Rider

We may have used the following terms in prior prospectuses:

Contingent Deferred Sales Charge-Early Withdrawal Charge

Annual Contract Charge-Annual Maintenance Fee

Contract Year-Account Year

Administrative Charge-Administrative Expense Charge

Reallocation Charge-Transfer Charge

Texas K-12 TSA Contracts: Voluntary 403(b) annuity contracts for employees of K-12 public schools in Texas who purchased the contract on or after June 1, 2002. These contracts meet the requirements established by the Teachers Retirement System of Texas in support of Senate Bill 273.

The following tables describe the fees and expenses that you will pay when buying, owning, and withdrawing from your contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, withdraw from the contract, take a loan from the contract or transfer cash value between investment options. State premium taxes may also be deducted.* See “The Income Phase” for fees that may apply after you begin receiving payments under the contract.

Maximum Contract Owner Transaction Expenses

Early Withdrawal Charge (as a percentage of amount withdrawn)[1]

Applicable to Texas K-12 TSA contracts ............................8%

   Applicable to all other contracts .......................................7%

Partial Withdrawal Processing Fee[2]....................................$25.00

Transfer Charge[3] .........................................................$25.00

Loan Processing Fee[4] ....................................................$25.00

Loan Interest Rate Spread (per annum)[5] .............................. 3.0%

[1] The early withdrawal charge for contracts applies to each purchase payment and reduces over time. In certain cases this charge may not apply to a portion or all of your withdrawal. These fees may be waived, reduced or eliminated in certain circumstances.

[2] The Company does not currently impose a partial withdrawal processing fee, but reserves the right to charge a fee not to exceed the lesser of 2% of the partial withdrawal amount or $25, including partial withdrawals made as a part of a systematic withdrawal program. See “Early Withdrawal Charge” in the “Fees” section. See also “Systematic Withdrawals.”

[3] The Company does not currently impose a charge for transfers between the subaccounts or to or from the fixed interest options. However, we reserve the right to assess a $25 charge on any transfer or to limit the number of transfers, including transfers made under the dollar cost averaging program or the account rebalancing program.

[4] This is the maximum fee we would charge. We are not currently charging this fee. See “Loans.”

[5] This is the difference between the rate applied and the rate credited on loans under your contract. Currently the loan interest rate spread is 2.5% per annum; however we reserve the right to apply a spread of up to 3.0% per annum. As of April 28, 2006, we are applying a rate of 5.5% per annum and crediting 3% per annum. These rates are subject to change. See “Loans.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Maintenance Fee[6]...............................................$30.00

Maximum Separate Account Annual Expenses

(as a percentage of average account value)

    ortality and Expense Risk Charge ................................1.25%

   dministrative Expense Charge.....................................0.15%

   ptional One–Year Step Up Death Benefit Rider Charge[7] ......0.15%

Total Maximum Separate Account Annual Expenses ............1.55%

[6]  The Company currently deducts an annual maintenance fee of $30 from the account value, but reserves the right to waive the charge when the account value exceeds $25,000. We also reserve the right to waive this charge where the annual purchase payments, less any cumulative partial withdrawals, equal or exceed $5,000.

[7] The 0.15% fee is only charged to contract owners who choose the optional death benefit rider. This rider is not available for contracts issued in the State of Texas.

*State premium taxes (which currently range from 0% to 4% of premium payments) may apply, but are not reflected in the fee tables or examples. See “Premium and Other Taxes.”

PRO.100207-06	6

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees and other expenses)	Minimum 0.10%	Maximum 1.50%

Hypothetical Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses including the annual maintenance fee of $30 (converted to a percentage of assets equal to 0.168%), and fund fees and expenses.

Example 1: The following Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(A) If you withdraw your entire account value at the end of the applicable time period:				(B) If you do not withdraw your entire account value or if you select an income phase payment option at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$967	$1,469	$1,881	$3,520	$325	$991	$1,682	$3,520

Example 2: The following Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(A) If you withdraw your entire account value at the end of the applicable time period:				(B) If you do not withdraw your entire account value or if you select an income phase payment option at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$837	$1,071	$1,184	$2,135	$185	$572	$984	$2,135

Fees Deducted by the Funds

Fund Fee Information. The fund prospectuses show the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. See the "Fees" section of this prospectus, and the fund prospectuses, for further information. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectuses.

The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments may also be used by the Company to finance distribution. These additional payments are made by the funds or the funds' affiliates to

PRO.100207-06	7

the Company and do not increase, directly or indirectly, the fund fees and expenses. See "Fees - Fund Fees and Expenses" for additional information.

In the case of fund companies affiliated with the Company, where an affiliated investment adviser employs subadvisers to manage the funds, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. Subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences. Investment management fees are apportioned between the affiliated investment adviser and subadviser. This apportionment varies by subadviser, resulting in varying amounts of revenue retained by the affiliated investment adviser. This apportionment of the investment advisory fee does not increase, directly or indirectly, fund fees and expenses. See “Fees - Fund Fees and Expenses” for additional information.

How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares.

Condensed Financial Information

Understanding Condensed Financial Information. In Appendix III of this prospectus we provide condensed financial information about Separate Account N subaccounts you may invest in through the contract. The numbers show the year-end unit values of each subaccount from the time purchase payments were first received in the subaccounts under the contracts.

Financial Statements. The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account N and financial statements and the related notes to financial statements for ReliaStar Life Insurance Company are located in the Statement of Additional Information.

Separate Account N

We established Separate Account N (the separate account) on October 1, 2002 under the insurance laws of the State of Minnesota. The separate account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). It also meets the definition of “separate account” under the federal securities laws. Prior to October 1, 2002, the separate account was known as Separate Account One of Northern Life Insurance Company, which was created in 1994 under Washington law. In connection with the merger of Northern Life Insurance Company and ReliaStar Life Insurance Company, the separate account was transferred to ReliaStar Life Insurance Company.

The separate account is divided into subaccounts. The subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of ReliaStar Life Insurance Company. All obligations arising under the contract are obligations of ReliaStar Life Insurance Company.

We may, if it is in the best interest of our contract holders:

>     Manage the separate account as a management investment company under the 1940 Act;

>    Deregister the separate account under the 1940 Act, if registration is no longer required;

>    Combine the separate accounts of ReliaStar Life Insurance Company; or

>    Reallocate assets of the separate account to another separate account.

The Company

Reliastar Life Insurance Company (the Company, we, us, our) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. We are a direct, wholly owned subsidiary of Lion Connecticut Holdings Inc.

PRO.100207-06	8

We are a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of Minnesota. We are an indirect wholly owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management.

We offer individual life insurance and annuities, employee benefits and retirement contracts. We are authorized to do business in the District of Columbia and in all states, except New York.

Our Home Office: 20 Washington Avenue South Minneapolis, Minnesota 55401	Our Administrative Service Center: ING Service Center P.O. Box 5050 Minot, North Dakota 58702-5050

Prior to October 1, 2002, the contracts were issued by Northern Life Insurance Company (Northern), a wholly owned subsidiary of the Company. On October 1, 2002, Northern merged into ReliaStar Life Insurance Company, and ReliaStar Life Insurance Company assumed responsibilities for Northern’s obligations under the contracts.

We are a charter member of the Insurance Marketplace Standards Association (IMSA). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments – the Company and the Industry. As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; revenue sharing and directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

In September 2005, an affiliate of the Company, ING Fund Distributors, LLC (“IFD”) and one of its registered persons settled an administrative proceeding with the National Association of Securities Dealers, Inc. (“NASD”) in connection with frequent trading arrangements. IFD neither admitted nor denied the allegations or findings and consented to certain monetary and non-monetary sanctions. IFD’s settlement of this administrative proceeding is not material to the Company.

Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to the Company or certain affiliates before concluding their investigations relating to fund trading. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse

PRO.100207-06	9

consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S.-based operations, including the Company.

Insurance and Other Regulatory Matters. The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices; specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Options

The contracts offer variable investment options and fixed interest options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Separate Account N, a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

>    Mutual Fund (fund) Descriptions: We provide brief descriptions of the funds in Appendix II. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our administrative service center at the address and phone number listed in “Contract Overview-Questions: Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch.

Fixed Interest Options. For a description of the fixed interest options, see Appendix I.

Selecting Investment Options

•      Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

•     Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

•      Be informed. Read this prospectus, the fund prospectuses and Appendix I.

Limits on Availability of Options. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements. See “Other Topics-Contract Modifications - Addition, Deletion or Substitution of Fund Shares.” Some subaccounts or fixed interest options may not be available in all contracts or in some states.

Limits on How Many Investment Options You May Select. Generally you may select no more than 18 investment options at any one time during the accumulation phase of your account. Each subaccount and each fixed account selected counts towards this 18 investment option limit.

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Limits Imposed by Underlying Funds. Most underlying funds have their own excessive trading policies, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation or transfer to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason.

Reinvestment. The funds described in this prospectus have, as a policy, the distribution of income, dividends and capital gains. There is, however, an automatic reinvestment of such distributions under the contracts described in this prospectus.

Insurance-Dedicated Funds. (Mixed and Shared Funding) The funds described in this prospectus are available only to insurance companies for their variable contracts. Such funds are often referred to as “insurance-dedicated funds,” and are used for “mixed” and “shared” funding.

“Mixed funding” occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

“Shared funding” occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

> Mixed-bought for annuities and life insurance. > Shared-bought by more than one company.

Possible Conflicts of Interest. It is possible that a conflict of interest may arise due to mixed and shared funding, a change in law affecting the operations of variable annuity separate accounts, differences in the voting instructions of the contract holder and others maintaining a voting interest in the funds, or some other reason. Such a conflict could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund’s board of directors or trustees will monitor events in order to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken to address such conflicts. In the event of a conflict, the Company will take any steps necessary to protect contract holders and annuitants maintaining a voting interest in the funds, including the withdrawal of Separate Account N from participation in the funds which are involved in the conflict.

Transfers Among Investment Options

During the accumulation phase you may transfer amounts among the available subaccounts, and from the subaccounts to either Fixed Account A or Fixed Account B. Amounts may be transferred from Fixed Account C to one or more subaccounts only, and requires participation in the dollar cost averaging program. Transfers from Fixed Account C to Fixed Account A or Fixed Account B are not allowed. Transfers from Fixed Account A, Fixed Account B, or the subaccounts to Fixed Account C are not allowed.

We do not currently charge a transfer fee. However, we reserve the right to charge a fee of $25 for each transfer and to limit the number of transfers.

Transfer Requests. Requests may be made in writing, by telephone or, where available, electronically. Transfers must be made in accordance with the terms of the contract.

Limits Imposed by Underlying Funds. Most underlying funds have their own excessive trading policies, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation or transfer to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason.

Limits on Frequent or Disruptive Transfers. The contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

• Increased trading and transaction costs;
• Forced and unplanned portfolio turnover;
• Lost opportunity costs; and
• Large asset swings that decrease the fund’s ability to provide maximum investment return to all contract owners.

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This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the contract.

We have an excessive trading policy and monitor transfer activity. You will violate our excessive trading policy if your transfer activity:

• Exceeds our current definition of excessive trading, as defined below;
• Is identified as problematic by an underlying fund (even if the activity does not exceed our monitoring standard for excessive trading);
• Is determined, in our sole discretion, to be disruptive due to the excessive dollar amounts involved; or
• Is determined, in our sole discretion, to be not in the best interests of other contract owners.

If we determine that you have violated our excessive trading policy we will take the following actions. Upon the first violation, we will send to you a one time warning letter. After a second violation we will suspend your transfer privileges via facsimile, telephone, email and the Internet, and your transfer privileges will be limited to submission by regular U.S. mail for a period of six months. Our suspension of your electronic transfer privileges will relate to all transfers, not just those fund(s) involved in the excessive transfer activity, and will extend to other Company variable annuity contracts and variable life insurance policies that you own. It may also be extended to other variable contracts and variable policies that are issued to you by our affiliates. At the end of the six month suspension period, your electronic transfer privileges will be reinstated. If, however, you violate our excessive trading policy again, after your electronic transfer privileges have been reinstated, we will suspend your electronic transfer privileges permanently. We will notify you in writing if we take any of these actions.

Additionally, if we determine that our excessive trading policy has been violated by a market-timing organization or an individual or other party that is authorized to give transfer instructions on your behalf, whether such violation relates to your contract or to another contract owner’s variable contract or policy, we will also take the following actions, without prior notice:

• Not accept transfer instructions from that organization, individual or other party; and
• Not accept preauthorized transfer forms from market timing organizations, individuals or other parties acting on behalf of more than one contract owner at a time.

Our current definition of excessive trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs and transfers involving certain de minimis amounts when determining whether transfer activity is excessive.

The Company does not allow exceptions to our excessive trading policy. We reserve the right to modify our excessive trading policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all contract owners or, as applicable, to all contract owners investing in the underlying fund.

Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Value of Your Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at our administrative service center or, if you are participating in the dollar cost averaging or automatic reallocation programs, after your scheduled transfer or reallocation.

Telephone and Electronic Transactions: Security Measures. Telephone transactions may be available when you complete a telephone reallocation form and a personal identification number (PIN) has been assigned. To prevent fraudulent use of telephone or electronic transactions (including, but not limited to, Internet transactions), we have established security procedures. These may include recording calls on voice recording equipment, requiring completion of a “telephone reallocation” form, written confirmation of telephone instructions and use of a PIN to

PRO.100207-06	12

execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

The Dollar Cost Averaging Program. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price.

Currently, under this program you may elect one of the following transfer options:

Option One:

>    You may direct us to automatically transfer a fixed dollar amount or a specified percentage from the subaccounts, Fixed Account A, or Fixed Account C, to any of the other subaccounts or to Fixed Account A or Fixed Account B. However, transfers from Fixed Account C to Fixed Account A or Fixed Account B are not allowed. Also, no transfers to Fixed Account C are allowed from any subaccount or from any other fixed option.

>    Transfers from Fixed Account A may be made on a monthly, quarterly, semi-annual or annual basis. Transfers from Fixed Account C may be made on a monthly basis only.

Option Two:

>    You may direct us to automatically transfer the interest earned on amounts invested in Fixed Account B to any one or more of the subaccounts.

>    Only automatic transfers of 100% of interest earned are allowed. We will only transfer interest that is earned after you have elected this option. Reallocations may be made on a monthly, quarterly, semi-annual or annual basis.

>    To elect transfers of this type, your account value must be at least $10,000 and the Fixed Account B account value must be at least $5,000. We reserve the right to discontinue these transfers when the Fixed Account B account value becomes less than $5,000.

> Transfers from Fixed Account B to the subaccounts or to Fixed Account A are allowed, subject to certain conditions. See Appendix I.

Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. To obtain an application form or additional information about this program, contact your sales representative or call us at the number listed in “Contract Overview-Questions: Contacting the Company.”

We reserve the right to discontinue, modify or suspend the dollar cost averaging program and to charge a processing fee not to exceed $25 for each transfer made under this program.

The Automatic Reallocation Program (Account Rebalancing). Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected by reallocating account values from the subaccounts that have increased in value to those subaccounts that have declined in value or increased in value at a slower rate. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value on each quarterly anniversary of the date we established your account (or any other date as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market.

There is currently no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. You are eligible to participate in this program if your account value is at least $10,000. To apply, you must complete an application you may obtain by writing to us at the address listed in “Contract Overview-Questions: Contacting the Company.” You must choose the applicable subaccounts and the percentage of account value to be maintained on a quarterly basis in each subaccount. All values in a selected subaccount will be available for rebalancing.

You may instruct us at any time to terminate this program by written request to us at the address listed in “Contract Overview -- Questions: Contacting the Company.” Any value in a subaccount that has not been reallocated will

PRO.100207-06	13

remain in that subaccount regardless of the percentage allocation, unless you instruct us otherwise. If you wish to continue the reallocations after they have been terminated, you must complete an application and have at least $10,000 of account value.

We reserve the right to discontinue, modify or suspend the account rebalancing program and to charge a processing fee not to exceed $25 for each reallocation between the subaccounts or to or from the unloaned account value of Fixed Account A. The account value in Fixed Account C is not eligible for participation in this program.

Transfers from the Fixed Accounts. For information on transfers from the Fixed Accounts, see Appendix I, The Fixed Accounts.

Purchase and Rights
Valuation Date: Any day that the New York Stock Exchange is open for trading.

Use of an Annuity Contract in your Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401, 403(b), Roth 403(b), 408, 408A, or 457 retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) which may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

When considering whether to purchase or participate in the contract, you should consult with your financial representative about your financial goals, investment time horizon and risk tolerance.

How to Purchase.

The contract holder may purchase a contract from us by completing an application and making an initial purchase payment. Upon our approval we will issue a contract and set up an account for the contract holder under the contract.

For nonqualified contracts, the following purchase payment methods are allowed: > One lump sum; > Periodic payments; or > Transfer under Tax Code section 1035.

For qualified contracts, the following purchase payment methods are allowed:

>    One lump sum;

>    Periodic payments; or

>    Rollover or transfer payments, as permitted by the Tax Code. Currently the contracts do not allow rollovers from a 401(a), 401(k), 403(b) or Roth 403(b) plan, or from an IRA into contracts used with 457 plans.

Contributions to a Roth 403(b) contract must be made by salary reduction (to the extent allowed by the contract), paid to us on your behalf, as permitted by the Tax Code.

The minimum amount we will accept as a lump-sum purchase payment is $5,000 and periodic purchase payments may not be less than $50. The minimum payment to Fixed Account C is $5,000. We reserve the right to reject any purchase payment to an existing account if the purchase payment, together with the account value at the next valuation date, exceeds $1,000,000. Any purchase payment not accepted by the Company will be refunded.

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Any reduction of the minimum initial or subsequent purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, we will notify you of the reasons and the application and any purchase payments will be returned to you.

Allocating Purchase Payments to the Investment Options. We will allocate your purchase payments among the investment options you select. However, for contracts issued in states that require a refund of all purchase payments made, we will credit the initial purchase payment to the Fidelity VIP Money Market subaccount during the right to cancel period, plus five calendar days. See “Right to Cancel.” Allocations must be in whole percentages and there are limits on the number of investment options you may select. When selecting investment options you may find it helpful to review the “Investment Options” section.

Factors to Consider in the Purchase Decision. The decision to purchase or participate in a contract should be discussed with your financial representative. Make sure that you understand the investment options it provides, its other features, the risks and potential benefits you will face, and the fees and expenses you will incur when, together with your financial representative, you consider an investment in the contract. You should pay attention to the following issues, among others:

1.    Long-Term Investment - These contracts are long-term investments, and are typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan, or may expose you to early withdrawal charges or tax penalties. The value of deferred taxation on earnings grows with the amount of time funds are left in a contract. You should not participate in a contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59½.

2.    Investment Risk - The value of investment options available under the contracts may fluctuate with the markets and interest rates. You should not participate in a contract in order to invest in these options if you cannot risk getting back less money than you put in.

3.    Features and Fees - The fees for these contracts reflect costs associated with the features and benefits they provide. As you consider a contract, you should determine the value that these various benefits and features have for you, given your particular circumstances, and consider the charges for those features.

4.    Exchanges - Replacing an existing insurance contract with this contract may not be beneficial to you. If a contract will be a replacement for another annuity contract you should compare the two options carefully, compare the costs associated with each, and identify additional benefits available under the contract. You should consider whether these additional benefits justify incurring a new schedule of early withdrawal charges or any other increased charges that might apply under these contracts. Also, be sure to talk to your financial professional or tax adviser to make sure that the exchange will be handled so that it is tax-free.

Other Products. We and our affiliates offer various other products with different features and terms than these contracts, which may offer some or all of the same funds. These products have different benefits, fees and charges, and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are alternative options available, and, if you are interested in learning more about these other products, contact your registered representative.

Right to Cancel

When and How to Cancel. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to our administrative service center or to your sales representative along with a written notice of cancellation.

Refunds. We will issue you a refund within seven calendar days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. In other words, where a refund of contributions is not required, you will bear the entire investment risk for amounts allocated

PRO.100207-06	15

among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires, we will refund all purchase payments made.

For contracts issued in states that require a refund of all purchase payments made, we will credit the initial purchase payment to the Fidelity VIP Money Market subaccount during the right to cancel period, plus five calendar days. If you cancel your contract within ten days of receipt, we will refund all purchase payments made or the account value, whichever is greater. If you choose to keep the contract, the purchase payments will be then allocated among the investment options you selected.

Fees

Types of Fees

There are four types of fees or deductions that may affect your account.

TRANSACTION FEES

>    Early Withdrawal Charge

>    Annual Maintenance Fee

>    Transfer Charge

>    Redemption Fees

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

>    Mortality and Expense Risk Charges

>    Administrative Expense Charge

>    Optional One-Year Step Up Death Benefit Rider Charge

FUND FEES AND EXPENSES

PREMIUM AND OTHER TAXES

Account Year/Account

Anniversary: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

The following repeats and adds to information provided in the “Fee Table” section. Please review both sections for information on fees.

TRANSACTION FEES

Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge.

Amount. A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

Years from Receipt of Purchase Payment	Early Withdrawal Charge (as Percentage of Purchase Payments)[1]
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more	7% 7% 6% 5% 4% 2% 0%

[1]For qualified contracts, the early withdrawal charge will be 0% after the twelfth account year. For contracts issued in Utah after May 6, 2003, the withdrawal charge will be 0% after the tenth account year.

Early Withdrawal Charge Applicable to Texas K-12 TSA Contracts

Years from Receipt of Purchase Payment	Early Withdrawal Charge (as Percentage of Purchase Payments)[2]
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more	8% 7% 6% 5% 4% 2% 0%

[2]Ten years from the original issue date the withdrawal charge will go to zero regardless of the table above.

Purpose. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge,

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we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charges, and the administrative charge, to make up the difference.

First In, First Out. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

For example, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 5% of the portion of that purchase payment withdrawn. The next time you make a withdrawal we will assess the charge against the portion of the first purchase payment that you did not withdraw and/or your subsequent purchase payments to your account in the order they were received

Earnings may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

Free Withdrawals. There is no early withdrawal charge if, during each account year, the amount withdrawn is the greater of:

> Earnings; or > 10% of purchase payments subject to the early withdrawal charge, as of the last account anniversary.

You may take four free withdrawals each account year. If the first withdrawal in an account year exceeds the free withdrawal amount, the excess is subject to an early withdrawal charge. If the first withdrawal in an account year equals the free withdrawal amount, any other withdrawals made during that account year may be subject to an early withdrawal charge.

If the first withdrawal in an account year is less than the free withdrawal amount, any unused percentage of the free withdrawal amount may be applied against three additional withdrawals during the account year.

The unused percentage of the free withdrawal amount is computed by us on the date of any withdrawal request made during an account year based on:

[Greater of A or B] - C

Where:

A = Earnings

B = 10% of purchase payments subject to early withdrawal charges as of the beginning of the account year; and

C = Any prior withdrawals made during the same account year period.

Waiver. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:

>    Used to provide income phase payments to you;

>    Paid due to the owner or annuitant’s death during the accumulation phase or, in the case of a nonqualified contract, the annuitant’s death during the accumulation phase; or

>    Paid upon termination of your account by us (see “Other Topics - Involuntary Terminations”).

Partial Withdrawal Processing Fee. We do not currently charge a partial withdrawal processing fee, but we reserve the right to charge a fee not to exceed the lesser of 2% of the amount withdrawn or $25.

Annual Maintenance Fee

Maximum Amount. $30.00

When/How. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal.

PRO.100207-06	17

Purpose. This fee reimburses us for our administrative expenses related to the contracts, the separate account and the subaccounts.

Waiver. We reserve the right to waive the annual maintenance fee under certain circumstances. For example we may waive the charge if the account value exceeds $25,000 on the date this fee is to be deducted. We may also waive this charge where the annual purchase payments, less any withdrawals, equal or exceed $5,000. However, we reserve the right to reinstate the fee on contracts qualifying for the waiver.

Transfer Charge

Amount. We do not currently charge a transfer fee. However, we reserve the right to charge a fee of $25 per transfer for any transfer and to limit the number of transfers, including transfers made under the dollar cost averaging program.

Purpose. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

Redemption Fees

Certain funds may deduct redemption fees as a result of withdrawals, transfers, or other fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying mutual funds as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your contract value. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

Mortality and Expense Risk Charges

Maximum Amount. The amount of these charges, on an annual basis, is equal to 1.25% of the daily value of amounts invested in the subaccounts.

Mortality Risk Charge	0.85%
Expense Risk Charge	0.40%
Total Mortality and Expense Risk Charges	1.25%

When/How. We deduct these charges daily from the subaccounts corresponding to the funds you select. We do not deduct these charges from the fixed interest options.

Purpose. These charges compensate us for the mortality and expense risks we assume under the contract.

>    The mortality risks are those risks associated with our promise to make lifetime income phase payments based on annuity rates specified in the contract.

>    The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for these charges is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from these charges.

Administrative Expense Charge

Maximum Amount. The amount of this charge, on an annual basis, is equal to 0.15% of the daily value of amounts invested in the subaccounts.

When/How. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the fixed interest options.

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Purpose. This charge helps defray the cost of providing administrative services under the contracts and the subaccounts. There is not necessarily a relationship between the amount of the charge imposed on any given contract and the amount of expenses that may be attributable to that contract.

Optional One-Year Step Up Death Benefit Rider Charge

If you have purchased the optional one-year step up death benefit rider, we will charge a fee equal to an annual rate of 0.15% of the average daily value of amounts invested in the subaccounts. This fee will be charged monthly. See “Death Benefit - Optional One-Year Step Up Death Benefit Rider.” This rider is not available for contracts issued in the State of Texas.

REDUCTION OR ELIMINATION OF CERTAIN FEES

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, the annual maintenance fee, the expense risk charge or the administrative expense charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

>    The size and type of group to whom the contract is offered;

>    The type and frequency of administrative and sales services provided;

>    The use by an employer of automated techniques in submitting purchase payments or information related to purchase payments on behalf of its employees; or

>    Any other circumstances which reduce distribution or administrative expenses.

The exact amount of contract charges applicable to a particular contract will be stated in that contract. For contracts issued as funding vehicles for Tax Code section 403(b) plans, early withdrawal charges may be waived under certain circumstances. We currently provide a reduced early withdrawal charge for purchasers of contracts issued as tax sheltered annuities for Tax Code section 403(b) plans to employees of certain school districts which, in our judgment, have provided cost reduction benefits to us in the distribution of its contracts.

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

FUND FEES AND EXPENSES

As shown in the fund prospectuses and described in the "Fees Deducted by the Funds" section of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the fund. Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds' fees and expenses, review each fund's prospectus.

The Company or its U.S. affiliates receive varying levels of revenue from each of the funds available through the contract. In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by Company affiliates (including but not limited to ING Investments, LLC, ING Life Insurance and Annuity Company, and Directed Services, Inc.), which funds may or may not also be subadvised by a Company affiliate. Assets allocated to funds managed by a Company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue.

In addition to the types of revenue received from affiliated and unaffiliated funds described below, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in Company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to Company sales representatives and wholesalers

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rather than monetary benefits. These benefits and opportunities include, but are not limited to co-branded marketing materials; targeted marketing sales opportunities; training opportunities at meetings; training modules for sales personnel; and opportunity to host due diligence meetings for representatives and wholesalers.

Types of Revenue Received from Affiliated Funds

Affiliated funds are (a) funds managed by ING Investments, LLC, ING Life Insurance and Annuity Company, Directed Services, Inc. or other Company affiliates, which may or may not also be subadvised by another Company affiliate; and (b) funds managed by a Company affiliate but that are subadvised by unaffiliated third parties.

Revenues received by the Company from affiliated funds include:

• Service fees that are deducted from fund assets, which are disclosed in each fund prospectus; and
• For certain share classes, the Company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in each fund prospectus.

Additionally, the Company receives other revenues from affiliated funds which may be based either on an annual percentage of average net assets held in the fund by the Company or a percentage of the fund's management fees. These revenues may be received as cash payments or according to a variety of financial accounting techniques which are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company.

Types of Revenue Received from Unaffiliated Funds

Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

Revenues received by the Company or its affiliates from unaffiliated funds include:

•      For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the applicable fund prospectus; and

•      Additional payments for administrative, recordkeeping or other services which we provide to the funds or their affiliates or as an incentive for us to make the funds available through the contract. These additional payments do not increase directly or indirectly the fees and expenses shown in each fund prospectus. These additional payments may be used by us to finance distribution of the contract.

The following table shows the 7 unaffiliated fund families and/or investment management groups which have funds currently offered through the contract, ranked according to the total amount they paid to the Company or its affiliates in 2005, in connection with the registered variable annuity contracts issued by the Company:

1. Fidelity Investments	5. Pioneer Investments
2. Neuberger Berman, LLC	6. Franklin Templeton Investments
3. Columbia Wanger Asset Management	7. Lord Abbett Funds
4. PIMCO Funds

Some of the fund families listed above may not have paid any amounts to the Company or its affiliates during 2005 in connection with the registered variable annuity contracts issued by the Company. If the revenues received from affiliated funds were included in the table above, payments from ING Investments, LLC and other Company affiliates would be second on the list.

Please note certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds.

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PREMIUM AND OTHER TAXES

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon the jurisdiction.

When/How. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes from purchase payments as they are received, or from the account value immediately before you commence income phase payments, as permitted or required by applicable law.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See “Taxation.”

Your Account Value

During the accumulation phase your account value at any given time equals:

>    The current dollar value of amounts invested in the subaccounts; plus

>    The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

Subaccount Accumulation Units. When you select a fund as an investment option, your account dollars invest in “accumulation units” of the Separate Account N subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an “accumulation unit value,” as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund’s investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charges and the administrative expense charge (if any). We discuss these deductions in more detail in “Fee Table” and “Fees.”

Valuation. We determine the AUV every normal business day that the New York Stock Exchange (NYSE) is open, after the close of the NYSE (normally at 4:00 p.m. Eastern Time). At that time we calculate the current AUV by multiplying the AUV last calculated by the “net investment factor” of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

>    The net assets of the fund held by the subaccount as of the current valuation; minus

>    The net assets of the fund held by the subaccount at the preceding valuation; plus or minus

>    Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

>    The total value of the subaccount’s units at the preceding valuation; minus

>    A daily deduction for the mortality and expense risk charges, the administrative expense charge, and any other fees deducted from investments in the separate account. See “Fees.”

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that on the day we receive the purchase payment the applicable AUVs after the next close of business of the New York Stock Exchange are $10 for Subaccount A and $20 for Subaccount B. Your account is credited with 300 accumulation units of Subaccount A and 100 accumulation units of Subaccount B.

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$5,000 Purchase Payment
Step 1: You make an initial purchase payment of $5,000.	Step 1 ||
ReliaStar Life Insurance Company
Step 2:	Step 2 ||

A.   You direct us to invest $3,000 in Fund A. The purchase payment purchases 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).

B.   You direct us to invest $2,000 in Fund B. The purchase payment purchases 100 accumulation units of Subaccount B ($2,000 divided by the current $20 AUV).

Separate Account N
	Subaccount A 300 accumulation units	Subaccount B 100 accumulation units	Etc.
	||	Step 3 ||
Step 3: The separate account purchases shares of the applicable funds at the then current market value (net asset value or NAV).	Mutual Fund A	Mutual Fund B

Each fund’s subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Purchase Payments to Your Account. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in “Purchase and Rights.” Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day.

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Withdrawals

Subject to any applicable retirement plan or Tax Code restrictions (see “Withdrawal Restrictions” below), you may withdraw all or a portion of your withdrawal value at any time during the accumulation phase. No withdrawals are permitted from Fixed Account C.

Steps for Making A Withdrawal

>            Select the withdrawal amount.

(1)  Full Withdrawals: You will receive your withdrawal value, reduced by any applicable withholding tax, redemption fees, and maintenance fees.

(2)  Partial Withdrawals: You may request withdrawal of either:

•    A gross amount, in which case the applicable early withdrawal charge, redemption fees, and taxes will be deducted from the gross amount requested; or

•    A specific amount after deduction of the applicable early  withdrawal charge, redemption fees, and taxes.

Requests for partial withdrawals are subject to the following conditions:

>    The minimum amount of any partial withdrawal must be $1,000;

>    The account value may not fall below the greater of $1,000 or any outstanding loan balance divided by 85%;

>    We may charge a processing fee of $25 or, if less, 2% of the amount partially surrendered;

>    Unless otherwise agreed to by us, we will withdraw dollars the same proportion as the values you hold in the investment options in which you have an account value; and

>    You must properly complete a disbursement form and deliver it to our Administrative Service Center.

Withdrawal Restrictions. Some plans may have other limits on withdrawals, other than or in addition to those listed below.

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

>    Early Withdrawal Charge

>    Annual Maintenance Fee (see “Fees-Annual Maintenance Fee”)

>    Processing Fee

>    Redemption Fees (see “Fees-Redemption Fees”)

>    Tax Penalty (see “Taxation”)

>    Tax Withholding (see “Taxation”)

To determine which may apply to you, refer to the appropriate sections of this prospectus, contact your sales representative or call us at the number listed in “Contract Overview-Questions: Contacting the Company.”

Withdrawal Value: Your account value less any outstanding loan balance.

>    Section 403(b)(11) of the Tax Code generally prohibits withdrawals under 403(b) contracts prior to your death, disability, attainment of age 59½, severance from employment, or financial hardship of the following:

(1)  Salary reduction contributions made after December 31, 1988; and

(2)  Earnings on those contributions and earnings on amounts held before 1989 and credited after December 31, 1988. Income attributable to salary reduction contributions and credited on or after January 1, 1989, may not be distributed in the case of hardship.

>    Participants in the Texas Optional Retirement Program. You may not receive any distribution before retirement, except upon becoming disabled as defined in the Tax Code or terminating employment with Texas public institutions of higher learning. Conditions under which you may exercise the right to withdraw and the right to advance the date on which an income phase payment option is to begin are limited. These restrictions are imposed by reason of the Texas Attorney General’s interpretation of Texas law.

>    401(k) plans generally prohibit withdrawal of salary reduction contributions and associated earnings prior to your death, disability, attainment of age 59½, severance from employment, or financial hardship. Income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

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Calculation of Your Withdrawal. We determine your account value every normal business day that the New York Stock Exchange (NYSE) is open, after the close of the NYSE (normally at 4:00 p.m. Eastern Time). We pay withdrawal amounts based on your account value as of the next valuation date after we receive a request for withdrawal in good order at our Administrative Service Center.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order. No interest will accrue on amounts represented by uncashed withdrawal checks.

Loans

Loans Available from Certain Qualified Contracts. If allowed by the contracts and the qualified plan for which the contract is issued, a loan may be available from the account value prior to your election of an income phase payment option or the annuitant’s attainment of age 70½. Loans are only allowed from amounts allocated to subaccounts and certain fixed accounts. Additional restrictions may apply under the Tax Code or due to our administrative practices. We reserve the right not to grant a loan request if you have an outstanding loan in default. Loans are not available from nonqualified contracts, IRAs, 457, or Roth 403(b) contracts.

A loan may be requested by properly completing the loan request form and submitting it to our Administrative Service Center. Read the terms of the loan agreement before submitting any request.

Charges. Loans are subject to any applicable early withdrawal charge. We reserve the right to charge a processing fee not to exceed $25. Interest will be charged on loaned amounts. The difference between the rate applied and the rate credited on loans under your contract is currently 2.5% per annum (i.e., a 2.5% loan interest rate spread). We reserve the right to apply a loan interest rate spread of up to 3.0% per annum.

Systematic Withdrawals

Features of a Systematic Withdrawal

A systematic withdrawal allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase. Because the account remains in the accumulation phase, all accumulation phase charges continue to apply.

A systematic withdrawal is a series of automatic partial withdrawals from your account based on a payment method you select. You may elect to withdraw a specified dollar amount or a percentage of the account value on a monthly, quarterly, semiannual or annual basis. The amount of each systematic withdrawal must be at least $100.

Systematic Withdrawal Availability. We reserve the right to modify or discontinue offering systematic withdrawals. However, any such modification or discontinuation will not affect any systematic withdrawals already in effect. We may add additional systematical withdrawal options from time to time.

Requesting a Systematic Withdrawal. To request systematic withdrawals and to assess terms and conditions that may apply, contact your sales representative at the number listed in “Contract Overview-Questions: Contacting the Company.”

Terminating Systematic Withdrawals. You may discontinue systematic withdrawals at any time by submitting a written request to our Administrative Service Center.

Charges. Systematic withdrawals are subject to early withdrawal charges. Although we currently do not impose a processing fee, we reserve the right to charge a processing fee not to exceed the lesser of 2% of each systematic withdrawal payment or $25.

Taxation. Systematic withdrawals and revocations of elections may have tax consequences. Amounts withdrawn may be included in your gross income in the year in which the withdrawal occurs, and withdrawals prior to your reaching age 59½ may also be subject to a 10% federal tax penalty. See “Taxation.”

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Death Benefit

During the Accumulation Phase

When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when the contract holder or in certain circumstances, annuitant dies.

Who Receives Death Benefit Proceeds? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries and/or contingent beneficiaries. Unless you have instructed us otherwise, if more than one beneficiary has been named, the payment will be paid in equal shares. If you die and no beneficiary or contingent beneficiary exists, or if the beneficiary or contingent beneficiary is not living on the date payment is due, the death benefit will be paid in a lump sum to your estate.

Designating Your Beneficiary. You may designate a beneficiary on your application and may change the designated beneficiary at any time before income phase payments begin by sending us a written request. Upon our receipt of your written request in good order (see “Contract Overview-Questions: Contacting the Company”), we will process the change effective the date it was signed. Any change in beneficiary will not affect any payments made or affect any actions taken by us before the request was received. We are not responsible for the validity of any beneficiary change.

Death Benefit Amount

If you (for contracts owned by a natural person), or the annuitant (for contracts owned by a non-natural person in connection with a 457 plan) die prior to the income phase, the person you have chosen to be your beneficiary will receive a death benefit. The death benefit will be the greatest of three amounts: (1) the account value less any outstanding loan balance; (2) the sum of all purchase payments, adjusted for any amounts deducted from your account (including withdrawals, payments made under an income phase payment plan, loans and fees and expenses); or (3) the account value on the sixth account anniversary immediately preceding your death (i.e., the account value on the latest of the 6th, 12th, 18th, etc. account anniversary), adjusted for purchase payments made and for amounts deducted (including withdrawals, payments made under an income phase payment plan, loans and fees and expenses) since that anniversary. If you or the annuitant, as described above, die after age 80, your beneficiary will receive the greater of (1) or (2) above.

If your contract is a nonqualified contract owned by a non-natural person and the annuitant dies, the beneficiary will receive the account value only. In that situation, neither the death benefit in (2) or (3) above will be available, nor can the optional one-year step-up death benefit be purchased.

For contracts owned by a natural person, if the annuitant dies and is not the same as the contract owner, the contract owner will automatically be named as the new annuitant and no death benefit will be payable.

Optional One-Year Step Up Death Benefit Rider

For an additional premium, you can purchase a rider that enables you to change the sixth account anniversary immediately preceding your death, in option (3) above, to the anniversary immediately preceding your death. The charge for this rider is equal to an annual rate of 0.15% of the average daily value of amounts invested in the subaccounts, charged on a monthly basis.

Payment of the Death Benefit Before Income Phase Payments Begin:

The beneficiary may choose one of the following three methods of payment:

(1) Receive a lump-sum payment equal to all or a portion of the account value; or

This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see “The Income Phase.”

Terms to Understand

Account Year/Account Anniversary: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

Annuitant(s): The person(s) on whose life(lives) or life expectancy(ies) the income phase payments are based.

Beneficiary(ies): The person(s) or entity(ies) entitled to receive death benefit proceeds under the contract.

Claim Date: The date proof of death and the beneficiary’s right to receive the death benefit are received in good order at our administrative service center. Please contact our Administrative Service Center to learn what information is required for a request for payment of the death benefit to be in good order. Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

Contingent Beneficiary: The person(s) or entity(ies) designated to receive death benefit proceeds under the contract if no beneficiary is alive when the death benefit is due.

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(2)  Apply some or all of the account value to any of the income phase payment options (in no event may payments to a beneficiary extend beyond the beneficiary’s life expectancy or any period certain greater than the beneficiary’s life expectancy); or

(3)  Any other distribution method acceptable to us.

The timing and manner of payment are subject to the Tax Code’s distribution rules (see “Taxation of Qualified Contracts-Required Minimum Distributions Upon Death”). In general, the death benefit must be applied to either an income phase payment option within one year of the contract holder’s or annuitant’s death or the entire account value must be distributed within five years of the contract holder’s or annuitant’s date of death. An exception to this provision applies if the designated beneficiary is the surviving spouse, in which case the beneficiary may continue the contract as the successor contract holder and generally may exercise all rights under the contract.

Requests for payment of the death benefit in a lump-sum will be paid within seven calendar days following the next valuation after we receive proof of death and a request for payment. Requests for continuing income phase payments or another form of distribution method must be in writing and received by us within the time period allowed by the Tax Code or the death benefit will be paid in a lump-sum and the contract will be canceled.

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing account that is backed by our general account. This account can be accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time through the checkbook without penalty. Interest credited on this account may be less than under other settlement options available under the contract.

Taxation. In general, payments received by your beneficiary after your death are taxed to the beneficiary in the same manner as if you had received those payments. Additionally, your beneficiary may be subject to tax penalties if he or she does not begin receiving death benefit payments within the timeframe required by the Tax Code. See “Taxation.”

The Income Phase
We may have used the following term in prior prospectuses: Annuity Provisions-Income Phase Annuity Payout Selection-Income Phase Payment Option Annuity Payout-Income Phase Payment

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

Initiating Payments. To start receiving income phase payments, you must notify us in writing of all of the following:

>    Payment start date;

>    Income phase payment option (see the income phase payment options table in this section); and

>    Choice of fixed, variable or a combination of both fixed and variable payments.

Your account will continue in the accumulation phase until you properly initiate income phase payments. If you have not selected an income phase payment option before the payment start date, we will apply the fixed account values to provide fixed annuity payments and the subaccount values to provide variable annuity payments, both in the form of a Life Income with Payments Guaranteed for 10 years (120 months) to be automatically effective. You may change the income phase payment option by notifying us in writing before the payment start date. Once an income phase payment option is selected, it may not be changed.

What Affects Payment Amounts. Some of the factors that may affect the amount of your income phase payments include your age, gender, account value, the income phase payment option selected and whether you select fixed, variable or a combination of both fixed and variable payments.

Fixed Payments. Amounts funding fixed income phase payments will be held in the Company’s general account. The amount of fixed payments does not vary with investment performance over time.

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Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Payment amounts will vary depending upon the performance of the subaccounts you select. For more information about how variable income phase payments are determined, call us for a copy of the Statement of Additional Information. See “Contract Overview-Questions: Contacting the Company.”

Transfers. After income phase payments begin, you may transfer between subaccounts once per year.

Assumed Net Investment Rate. If you elect variable payments, the assumed net investment rate is 3%. If the investment performance of the subaccounts you selected exceeds 3%, your income phase payments will increase. Conversely, if the investment performance of the subaccounts you selected is less than 3%, your income phase payments will decrease.

Minimum Payment Amounts. The income phase payment option you select must result in monthly payments of at least $100. We reserve the right to change the frequency of income phase payments to intervals that will result in payments of at least $100.

If the account value less any outstanding loan balance at the payment start date is less than $5,000, you will receive one lump-sum payment and the contract will be cancelled.

Restrictions on Start Dates and the Duration of Payments. Unless otherwise agreed to by us, the start date must be the first business day of any calendar month. The earliest start date is the first business day of the first month after issue. If the start date you selected does not occur on a valuation date at least 60 days after issue, we reserve the right to adjust the start date to the first valuation date after the start date you selected that is at least 60 days after issue. If you do not select a start date, the start date will be the annuitant’s 85th birthday. The latest start date is the annuitant’s 99th birthday. If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes. You may change the start date by notifying us in writing at least 30 days before the start date currently in effect and the new start date. The new start date must satisfy the requirements for a start date.

For qualified contracts only, income phase payments may not extend beyond:
(a)	The life of the annuitant;
(b)	The joint lives of the annuitant and beneficiary;
(c)	A guaranteed period greater than the annuitant’s life expectancy; or
(d)	A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

See “Taxation” for further discussion of rules relating to income phase payments.

Charges Deducted. When you select an income phase payment option (one of the options listed in the tables immediately below), a mortality and expense risk charge, consisting of a daily deduction of 1.25% on an annual basis, will be deducted from amounts held in the subaccounts. This charge compensates us for mortality and expense risks we assume under income phase payment options and is applicable to all income phase payment options, including variable options under which we do not assume a mortality risk. In this situation, this charge will be used to cover expenses. Although we expect to make a profit from this fee, we do not always do so. For variable options under which we do not assume a mortality risk, we may make a larger profit than under other options. We may also deduct a daily administrative charge of 0.15% annually from amounts held in the subaccounts. We are currently deducting this charge.

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the following income phase payment options table. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days following the next valuation date after we receive proof of death acceptable to us and the request for the payment in good order at our Administrative Service Center. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation date after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

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Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing account that is backed by our general account. This account can be accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time through the checkbook without penalty. Interest credited on this account may be less than under other settlement options available under the contract.

Partial Entry into the Income Phase. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Amounts applied to income phase payments are treated as a withdrawal from the contract, and we reserve the right to deduct any premium taxes not already paid under the contract. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See “Taxation” for additional information.

Income Phase Payment Options

The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer other income phase payment options under the contract from time to time.

Once income phase payments begin the income phase payment option selected may not be changed.

Terms to understand:

Annuitant(s): The person(s) on whose life expectancy(ies) the income phase payments are based.

Beneficiary(ies): The person(s) or entity(ies) entitled to receive a death benefit under the contract.

Lifetime Income Phase Payment Options
Life Income

Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be made if the annuitant dies prior to the second payment’s due date.

Death Benefit-None: All payments end upon the annuitant’s death.

Life Income with Payments Guaranteed for 10 Years*

Length of Payments: For as long as the annuitant lives, with payments guaranteed for 10 years (120 months).

Death Benefit-Payment to the Beneficiary: If the annuitant dies before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.

Life Income- Two Lives

Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment’s due date.

Death Benefit - None: All payments end upon the death of both annuitants.

* Guaranteed period payments may not extend beyond the shorter of your life expectancy or until your age 95.

Contract Distribution

General

Effective January 1, 2004, our affiliate, ING Financial Advisers, LLC, began serving as the principal underwriter for the contract. ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. ING Financial Advisers is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. ING Financial Advisers, LLC’s principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

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Prior to January 1, 2004, the contracts were distributed by Washington Square Securities, Inc. (“WSSI”), a Minnesota corporation and an affiliate of the Company.

The contracts are offered to the public by individuals who are registered representatives of ING Financial Advisers, LLC or of other broker-dealers that have entered into selling arrangements with ING Financial Advisers, LLC. We refer to ING Financial Advisers, LLC and the other broker-dealers selling the contract as “distributors.” All registered representatives selling the contract must be licensed as insurance agents for the Company.

The following is a list of broker-dealers that are affiliated with the Company:

Bancnorth Investment Group, Inc.

Directed Services, Inc.

Financial Network Investment Corporation

Guaranty Brokerage Services, Inc.

ING America Equities, Inc.

ING Financial Markets LLC

ING Direct Funds Limited

ING DIRECT Securities, Inc.

ING Financial Partners, Inc.

ING Funds Distributor, LLC

Multi-Financial Securities Corporation

PrimeVest Financial Services, Inc.

Systematized Benefits Administrators, Inc.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the separate account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Commission Payments. Persons who offer and sell the contracts may be paid a commission. The maximum percentage amount that may be paid with respect to a given purchase payment ranges from 0% to a maximum of 6.75% of the payments to an account. Asset-based compensation of up to 1.00% may also be paid.

Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and annual payments, when combined, could exceed 6.75% of total premium payments. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products.

We may also enter into special compensation arrangements with certain distributors based on those firms’ aggregate or anticipated sales of the contracts or other criteria. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some sales personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and NASD rules. Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

In addition to direct cash compensation for sales of contracts described above, distributors may also be paid additional compensation or reimbursement of expenses for their efforts in selling contracts to you and other

PRO.100207-06	29

customers. These amounts may include:

•      Wholesaling fees calculated as a percentage of the commissions paid to distributors or of purchase payments received under the contracts;

•      Marketing allowances;

•     Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products, including holding training programs at our expense;

•      Sponsorship payments to support attendance at meetings by registered representatives who sell our products;

•     Reimbursement for the cost of attendance by registered representatives at conventions that we sponsor;

•     Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on contract sales.

We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 selling firms that, during 2005, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received.

1) PlanMember Securities Corporation	14) Centaurus Financial, Inc.
2) ING Financial Partners, Inc.	15) Brecek & Young Advisors, Inc.
3) T.S. Phillips Investments, Inc.	16) SunAmerica Securities, Inc.
4) Lincoln Investment Planning, Inc.	17) Oppenheimer & Co. Inc.
5) Royal Alliance Associates, Inc.	18) Mutual Services Corporation
6) Great American Advisors, Inc.	19) OneAmerica Securities, Inc.
7) Stuart Securities Corp.	20) National Planning Corporation
8) Legend Equities Corporation	21) CFD Investments, Inc.
9) Raymond James Financial Services, Inc.	22) Pan-American Financial Advisers
10) GLP Investment Services, LLC.	23) Sammons Securities Company, LLC
11) Linsco/Private Ledger Corp.	24) UVEST Financial Services Group, Inc.
12) Veritrust Financial, LLC	25) First Allied Securities, Inc.
13) GWN Securities, Inc.

If the amounts paid to ING Financial Advisers, LLC were included, the amounts paid to ING Financial Advisers, LLC would be fifth on the list.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our contracts over another.

The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials.

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Taxation

I. Introduction

This section discusses our understanding of current federal income tax laws affecting the contracts. You should keep the following in mind when reading it:

>    Your tax position (or the tax position of the designated beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contracts;

>     Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

>     This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions; and

>     We do not make any guarantee about the tax treatment of the contract or any transaction involving the contracts.

In this Section

I. Introduction

II. Taxation of Nonqualified Contracts

III. Taxation of Qualified Contracts

IV. Tax Consequences of Enhanced Death Benefits

V. Possible Changes in Taxation

VI. Taxation of the Company

When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contracts, consult a tax adviser. No attempt is made to provide more than general information about the use of the contracts with tax-qualified retirement arrangements. For more comprehensive information contact the Internal Revenue Service (IRS).

Types of Contracts: Nonqualified or Qualified

The contracts may be purchased on a non-tax-qualified basis (nonqualified contracts) or on a tax-qualified basis (qualified contracts). Nonqualified contracts are purchased with after-tax contributions and are not related to retirement plans or programs that receive special income tax treatment under the Tax Code.

Qualified contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans or programs intended to qualify for special income tax treatment under Tax Code sections 403(b), 408, 408A, or 457(b). We may also, at our discretion, issue nonqualified contracts for use with retirement arrangements under Tax Code section 401.

II. Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution

Tax Code section 72 governs taxation of annuities in general. We believe that if you are a natural person you will generally not be taxed on increases in the value of a nonqualified contract until a distribution occurs or until income phase payments begin. This assumes that the contracts will qualify as annuity contracts for federal income tax purposes. In order to receive deferral of taxation, the requirements listed below must be satisfied.

Investor Control. Although earnings under the contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income.

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Future guidance regarding the extent to which contract owners can direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contracts as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a pro rata share of the assets of the separate account.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires any nonqualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of your death. The nonqualified contracts contain provisions that are intended to comply with these Tax Code requirements although no regulations interpreting these requirements have yet been issued. We intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Non-Natural Holders of a Nonqualified Contract. If you are not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the withdrawal value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to this rule and a non-natural person should consult with its tax adviser prior to purchasing the contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract owner is not a natural person, a change in annuitant is treated as the death of the contract owner.

Delayed Income Phase Start Date. If the contract’s income phase start date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. age 85), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in your income.

Diversification. Internal Revenue Code Section 817(h) requires investments within a separate account to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification, and the Internal Revenue Service has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding fund must meet certain tests. If these tests are not met, you would then be subject to federal income tax on income under your contract as you earn it. Each subaccount’s corresponding fund has represented that it will meet the diversification standards that apply to your contract. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your contract does not satisfy the applicable diversification regulations and rulings because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your contract into compliance with such regulations and rulings, and we reserve the right to modify your contract as necessary in order to do so.

Taxation of Distributions

General. When a withdrawal from a nonqualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any early withdrawal charge) immediately before the distribution over the contract owner’s investment in the contract at that time. Investment in the contract is generally equal to the amount of all contributions to the contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a full withdrawal from a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s cost basis in the contract.

10% Penalty. A 10% penalty tax applies to the taxable portion of a distribution from a nonqualified deferred annuity contract unless certain exceptions apply, including one or more of the following:

a)	You have attained age 59½;
b)	You have become disabled as defined in the Tax Code;
c)	You (or the annuitant if the contract owner is a non-natural person) have died;
d)

The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

e)	The distribution is allocable to investment in the contract before August 14, 1982.

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The 10% penalty does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will carry over to the new contract. You should consult with your tax advisor regarding procedures for making 1035 exchanges.

If your contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, any distributions other than income phase payments will be treated, for tax purposes, as coming:

• First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchange into the contract;
• Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
• Then, from any remaining “income on the contract” and
• Lastly, from any remaining “investment in the contract.”

The IRS has concluded that in certain instances, the partial exchange of a portion of one annuity contract for another contract will be tax-free. However, the IRS has reserved the right to treat transactions it considers abusive as ineligible for favorable partial 1035 tax-free exchange treatment. It is not certain whether the IRS would treat an immediate withdrawal or annuitization after a partial exchange as abusive. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract directly into an immediate annuity. Currently, we will accept a partial 1035 exchange from a nonqualified annuity into a deferred annuity or an immediate annuity as a tax-free transaction unless we believe that we would be expected to treat the transaction as abusive. We are not responsible for the manner in which any other insurance company, for tax-reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange with your tax advisor prior to proceeding with the transaction.

Taxation of Income Phase Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each income phase payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income phase payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of income phase payments, as determined when income phase payments start. Once your investment in the contract has been fully recovered, however, the full amount of each income phase payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations as withdrawals rather than as income phase payments. Please consult your tax adviser before electing partial annuitization.

Death Benefits. Amounts may be distributed from the contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, such amounts are taxed in the same manner as a full withdrawal of the contract, or (ii) if distributed under a payment option, such amounts are taxed in the same way as income phase payments. Special rules may apply to amounts distributed after a beneficiary has elected to maintain contract value and receive payments.

Different distribution requirements apply if your death occurs:

> After you begin receiving income phase payments under the contract; or
> Before you begin receiving such distributions.

If your death occurs after you begin receiving income phase payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving income phase payments, your entire balance must be distributed within five years after the date of your death. For example, if you died on September 1, 2006, your entire balance must be distributed by August 31, 2011. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:

PRO.100207-06	33

> Over the life of the designated beneficiary; or
> Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the contract may be continued with the surviving spouse as the new contract owner. If the contract owner is a non-natural person and the primary annuitant dies, the same rules apply on the death of the primary annuitant as outlined above for death of a contract owner.

The contract offers a death benefit that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

Assignment and Other Transfers. A transfer, pledge, or assignment of ownership of a nonqualified contract, the selection of certain annuity dates, or the designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are not discussed herein. The assignment, pledge or agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

Immediate Annuities. Under Section 72 of the Tax Code, an immediate annuity means an annuity (i) that is purchased with a single premium, (ii) with income phase payments starting within one year of the date of purchase, and (iii) that provides a series of substantially equal periodic payments made annually or more frequently. While this contract is not designed as an immediate annuity, treatment as an immediate annuity would have significance with respect to exceptions from the 10% early withdrawal penalty, to contracts owned by non-natural persons, and for certain exchanges.

Multiple Contracts. Tax laws require that all deferred nonqualified annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of income phase payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

If you or your designated beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual’s citizenship, the country of domicile and treaty status.

III. Taxation of Qualified Contracts

General

The contracts are primarily designed for use with Tax Code section 403(b) and Roth 403(b) plans, Tax Code section 457(b) plans, and as IRAs under Tax Code section 408 and Roth IRAs under Tax Code section 408A (qualified contracts). They may also be issued as nonqualified contracts for use with Tax Code section 401(a) or 401(k) plans. (We refer to all of these as “qualified plans”). The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. The ultimate effect of federal income taxes on the amounts held under a contract, or on income phase payments, depends on the type of retirement plan or program, the tax and employment status of the individual concerned, and on your tax status. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from tax-qualified plan or program in order to continue receiving favorable tax treatment.

PRO.100207-06	34

Adverse tax consequences may result from: contributions in excess of specified limits, distributions before age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some qualified plans are subject to additional distribution or other requirements that are not incorporated into our contract. No attempt is made to provide more than general information about the use of the contracts with qualified plans. Contract owners, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans to the extent such terms contradict the contract, unless we consent.

Contract owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral

Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as defined in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as guaranteed living and/or death benefits or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

Section 403(b) and Roth 403(b) Tax-Deferred Annuities. The contracts are available as Tax Code section 403(b) tax-deferred annuities. Section 403(b) of the Tax Code allows employees of certain Tax Code section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a contract that will provide an annuity for the employee’s retirement.

The contracts may also be available as a Roth 403(b), as described in Tax Code section 402A. Tax Code section 402A allows employees of public schools and certain Tax Code section 501(c)(3) organizations to contribute after-tax salary contributions to a Roth 403(b), which provides for tax-free distributions, subject to certain restrictions.

In November, 2004 the Treasury Department proposed regulations which, if finalized, are not scheduled to take effect until after 2006. These proposed regulations may not be relied upon until they become final. We reserve the right to modify the contracts to comply with these regulations where allowed, or where required by law. The proposed regulations include: (a) the ability to terminate a 403(b) plan, which would entitle a participant to a distribution; (b) a revocation of IRS Revenue Ruling 90-24, which would increase restrictions on a participant’s right to transfer his or her 403(b) accounts; and (c) the imposition of withdrawal restrictions on non-salary reduction contribution amounts, as well as other changes.

Section 401(a) and 401(k) Plans. Sections 401(a) and 401(k) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Employers intending to use the contract with such plans should seek competent legal advice.

Section 457(b) Plans. Section 457(b) of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to highly compensated employees and select management (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Generally, participants may specify the form of investment for their deferred compensation account.

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Under 457(b) plans of non-governmental employers, all amounts of deferred compensation, all property and rights purchased with such amounts and all income attributable to such amounts, property and rights remain solely the property and rights of the employer and are subject to the claims of the employer’s general creditors. 457(b) plans of governmental employers, on the other hand, are required to hold all assets and income of the plan in trust for the exclusive benefit of plan participants and their beneficiaries. For purposes of meeting this requirement, an annuity contract is treated as a trust.

Individual Retirement Annuities. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Employers may establish Simplified Employee Pension (SEP) plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from an IRA you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the contract for use with IRAs may be subject to special requirements of the IRS.

The IRS has not reviewed the contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract’s death benefit provisions comply with IRS qualification requirements.

Roth IRAs. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or a Savings Incentive Match Plan for Employees (SIMPLE) to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Sales of a contract for use with a Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract’s death benefit provisions comply with IRS qualification requirements.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans are limited by the Tax Code. We provide general information on these requirements for certain plans below. You should consult with your tax adviser in connection with contributions to a qualified contract.

401(a), 401(k), 403(b), and Roth 403(b) Plans. The total annual contributions (including pre-tax and Roth 403(b) after-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $44,000. Compensation means your compensation for the year from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k), 403(b), or Roth 403(b) plan to generally no more than $15,000. Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

With the exception of Roth 403(b) contributions, purchase payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements. Roth 403(b) salary reduction contributions are made on an after-tax basis.

457(b) Plans. In order to be excludible from gross income for federal income tax purposes, total annual contributions made by you and your employer to a 457(b) plan cannot exceed, generally, the lesser of $15,000 or 100% of your includible compensation. Generally, includible compensation means your compensation for the year

PRO.100207-06	36

from the employer sponsoring the plan, including deferrals to the employer’s Tax Code section 457, 401(k), Roth 401(k), 403(b), Roth 403(b), and 125 cafeteria plans.

The $15,000 limit is subject to an annual adjustment for cost-of-living increases.

Catch-up Contributions. Notwithstanding the contribution limits noted above, a participant in a 401(k), 403(b), Roth 403(b), or a 457(b) plan of governmental employer who is at least age 50 by the end of the plan year may contribute an additional amount not to exceed the lesser of:

(a)	$5,000; or
(b)	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Additional catch-up provisions may be available. For advice on using a catch-up provision, please consult with your tax adviser.

Distributions - General

Certain tax rules apply to distributions from the contracts. A distribution is any amount taken from a contract including withdrawals, income phase payments, rollovers, exchanges and death benefit proceeds. We report the taxable portion of all distributions to the IRS.

401(a), 401(k), 403(b) and Governmental 457(b) Plans. All distributions from these plans are taxed as received unless one of the following is true:

> The distribution is an eligible rollover distribution and is rolled over to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code; or
> You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed according to the rules detailed in the Tax Code.

A payment is an eligible rollover distribution unless it is:

•

part of a series of substantially equal periodic payments (at least one per year) made over the life expectancy of the participant or the joint life expectancy of the participant and his designated beneficiary or for a specified period of 10 years or more;

•	a required minimum distribution under Tax Code section 401(a)(9);
•	a hardship withdrawal;
•	otherwise excludable from income; or
•	not recognized under applicable regulations as eligible for rollover.

The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a contract used with a 401(a), 401(k), or 403(b) plan (or amounts from a governmental 457(b) plan that are attributable to rollovers from such plans) unless certain exceptions, including one or more of the following, have occurred:

a)	You have attained age 59½;
b)	You have become disabled, as defined in the Tax Code;
c)	You have died and the distribution is to your beneficiary;
d)	You have separated from service with the sponsor at or after age 55;
e)	The distribution amount is rolled over into another eligible retirement plan or to an IRA in accordance with the terms of the Tax Code;
f)

You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary;

g)	The distribution is made due to an IRS levy upon your plan; or
h)	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (QDRO).

In addition, the 10% penalty tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by you during the taxable year that qualify for deduction as specified in the Tax Code. The Tax Code may impose other exceptions or penalty taxes in other circumstances.

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401(k) Plans. Subject to the terms of your 401(k) plan, distributions from you 401(k) employee account, and possibly all or a portion of your 401(k) employer account, may only occur upon your retirement, death, attainment of age 59½, disability, severance from employment, financial hardship, or termination of the plan, in some instances. Such distributions remain subject to other applicable restrictions under the Tax Code.

403(b) Plans. Distribution of amounts restricted under Tax Code section 403(b)(11) may only occur upon your death, attainment of age 59½, severance from employment, disability or financial hardship. Such distributions remain subject to other applicable restrictions under the Tax Code.

If, pursuant to Revenue Ruling 90-24, the Company agrees to accept amounts transferred from a Tax Code section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code section 403(b)(7)(A)(ii).

Roth 403(b) Plans. You may take partial or full withdrawals of purchase payments made by salary reduction and earnings credited on those purchase payments from a Roth 403(b) contract only if you have:

a)	Attained age 59½;
b)	Experienced a severance from employment;
c)	Become disabled as defined in the Tax Code;
d)	Died;
e)	Experienced financial hardship as defined by the Tax Code; or
f)	Met other circumstances as allowed by federal law regulations or rulings.

The amount available for financial hardship is limited to the lesser of the amount necessary to satisfy the financial hardship or the amount attributable to salary reduction contributions (excluding earnings on such contributions).

A partial or full withdrawal of purchase payments made by salary reduction to a Roth 403(b) contract and earnings credited on those purchase payments will be excludable from income if it is a qualified distribution. A qualified distribution from a Roth 403(b) contract is one that meets the following requirements.

1. The withdrawal occurs after the 5-year taxable period measured from the earlier of:

a) the first taxable year you made a designated Roth 403(b) contribution to any designated Roth 403(b) contract established for you under the same applicable retirement plan as defined in Tax Code section 402A; or

b) if a rollover contribution was made from a designated Roth 403(b) contract previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth 403(b) contribution to such previously established contract; and

2. The withdrawal occurs after you attain age 59½, die with payment being made to your beneficiary, or become disabled as defined in the Tax Code.

457(b) Plans. All distributions from a 457(b) plan are taxed when paid or made available to you. Under a 457(b) plan, amounts may not be made available to you earlier than (1) the calendar year you attain age 70½ (2) when you experience a severance from employment with your employer; or (3) when you experience an unforeseeable emergency. A one-time in-service distribution may also be permitted if the total amount payable to the participant does not exceed $5,000 and no amounts have been deferred by the participant during the 2-year period ending on the date of distribution.

Individual Retirement Annuities. All distributions from an IRA are taxed as received unless either one of the following is true:

> The distribution is rolled over to another IRA or to a plan eligible to receive rollovers as permitted under the Code; or
> You made after-tax contributions to the plan. In this case the distribution will be taxed according to rules detailed in the Tax Code.

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The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from an IRA unless an exception applies. In general, except for the exception for separation from service, the exceptions for 401(a), 401(k), and 403(b) plans listed above also apply to distributions from an IRA. The 10% penalty tax does not apply to a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals, a qualified first-time home purchase, or for higher education expenses.

Roth IRAs. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

> Made after the five taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and
> Made after you attain age 59½, die, become disabled as defined in the Tax Code, or for a qualified first time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a Roth IRA that is not a qualified distribution unless certain exceptions have occurred. In general, except for the exception for separation from service, the exceptions for 401(a), 401(k), and 403(b) plans listed above also apply to a distribution from a Roth IRA that is not a qualified distribution or a rollover to a Roth IRA that is not a qualified rollover contribution. The 10% penalty tax is also waived on a distribution made from a Roth IRA to pay for health insurance premiums for certain unemployed individuals, used for a qualified first-time home purchase, or for higher education expenses.

Special Hurricane-Related Relief. The Katrina Emergency Tax Relief Act and the Gulf Opportunity Zone Act provide tax relief to victims of Hurricanes Katrina, Rita and Wilma. The relief includes a waiver of the 10% penalty tax on qualified hurricane distributions from eligible retirement plans (including 401(a), 401(k), 403(b), governmental 457(b) plans, and IRAs). In addition, the 20% mandatory withholding rules do not apply to these distributions and the tax may be spread out ratably over a three-year period. A recipient of qualified hurricane distribution may also elect to re-contribute all or a portion of the distribution to an eligible retirement plan within three (3) years of receipt without tax consequences. Other relief may also apply. You should consult a competent tax adviser for further information.

Lifetime Required Minimum Distributions (Section 401(a), 401(k), 403(b), Roth 403(b), 457(b) Plans and IRAs)

To avoid certain tax penalties, you and any designated beneficiary must meet the required minimum distribution requirements imposed by the Tax Code. These rules dictate the following:

> Start date for distributions;
> The time period in which all amounts in your contract(s) must be distributed; and
> Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or retire, whichever occurs later, unless:

>    Under 401(a), 401(k), and governmental 457(b) plans, you are a 5% owner, or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70½ or

>    Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. We must pay out distributions from the contract over a period not extending beyond one of the following time periods:

> Over your life or the joint lives of you and your designated beneficiary; or

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> Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). The entire interest in the account includes the amount of any outstanding rollover, transfer, recharacterization, if applicable, and the actuarial present value of any other benefits provided under the account, such as guaranteed death benefits.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

Lifetime Required Minimum Distributions are not applicable to Roth IRAs. Further information regarding required minimum distributions may be found in your contract or certificate.

Required Distributions Upon Death (Section 401(a), 401(k), 403(b), Roth 403(b), 457(b) Plans, IRAs, and Roth IRAs)

Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your contract or certificate.

If your death occurs on or after you begin receiving minimum distributions under the contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you died on September 1, 2006, your entire balance must be distributed to the designated beneficiary by December 31, 2011. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

> Over the life of the designated beneficiary; or
> Over a period not extending beyond the life expectancy of the designated beneficiary.

Start Dates for Spousal Beneficiaries. If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

> December 31 of the calendar year following the calendar year of your death; or
> December 31 of the calendar year in which you would have attained age 70½.

No designated beneficiary. If there is no designated beneficiary, the entire interest must be distributed by the end of the calendar year containing the fifth anniversary of the contract owner’s.

Special Rule for IRA Spousal Beneficiaries (IRAs and Roth IRAs Only). In lieu of taking a distribution under these rules, of the sole designated beneficiary is the contract owner’s surviving spouse, the spousal beneficiary may elect to treat the contract as his or her own IRA and defer taking a distribution until his or her own start date. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the contract or fails to take a distribution within the required time period.

Withholding

Any taxable distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient’s tax status.

401(a), 401(k), 403(b), Roth 403(b) and 457(b) Plans of Governmental Employers. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding

PRO.100207-06	40

will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

457(b) Plans of Non-Governmental Employers. All distributions from these plans, except death benefit proceeds, are subject to mandatory federal income tax withholding as wages. No withholding is required on payments to designated beneficiaries.

IRAs and Roth IRAs. Generally, you or a designated beneficiary may elect not to have tax withheld from distributions.

Non-resident Aliens. If you or your designated beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual’s citizenship, the country of domicile and treaty status. Section 1441 does not apply to participants in 457(b) plans of non-governmental employers.

Assignment and Other Transfers.

401(a), 401(k), 403(b), Roth 403(b), and 457(b) Plans. Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than:

> A plan participant as a means to provide benefit payments;
> An alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p); or
> The Company as collateral for a loan.

IRAs and Roth IRAs. The Tax Code does not all a transfer or assignment of your rights under the contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a qualified tax adviser regarding the potential tax effects of such a transaction.

IV. Tax Consequences of Enhanced Death Benefits

The contract offers a death benefit that may exceed the greater of premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to contract holders, and the presence of the death benefit could affect the amount of required minimum distributions. Finally, certain charges are imposed with respect to some of the available death benefits. It is possible these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

V. Possible Changes in Taxation

Although the likelihood of legislative change and tax reform is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). In addition, legislative changes implemented under the Economic Growth and Tax Relief Reconciliation Act of 2001 are scheduled to sunset or expire after December 31, 2010 unless further extended by future legislation. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

VI. Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Separate Account N is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In

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addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

Other Topics

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

> standardized average annual total returns; and > non-standardized average annual total returns.

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds.

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent month end, one, five and ten-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account or from the date the fund was first available under the separate account. As an alternative to providing the most recent month-end performance, we may provide a phone number, website or both where these returns may be obtained.

We include all recurring charges during each period (e.g., mortality and expense risk charges, annual maintenance fees, administrative expense charges (if any) and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we may include returns that do not reflect the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, it would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund’s inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If you are a contract holder under the contract, you have a fully vested interest in the contract and may instruct the Company how to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by written communication before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

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>    During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

>    During the income phase the number of votes is equal to the portion of reserves set aside for the contract’s share of the fund, divided by the net asset value of one share of that fund.

We may restrict or eliminate any voting rights of persons who have voting rights as to the separate account.

Contract Modifications

We may change the contract as required by federal or state law or as otherwise permitted in the contract, including any changes required to maintain the contract as a designated Roth annuity contract under the Tax Code, regulations, IRS rulings and requirements. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Addition, Deletion or Substitution of Fund Shares

The Company, in its sole discretion, reserves the following rights:

>     The Company may add to, delete from or substitute shares that may be purchased for or held in the separate account. The Company may establish additional subaccounts, each of which would invest in shares of a new portfolio of a fund or in shares of another investment company having a specified investment objective. Any new subaccounts may be made available to existing contract owners on a basis to be determined by the Company.

>     The Company may, in its sole discretion, eliminate one or more subaccounts, or close subaccounts to new premium or transfers, if marketing, tax considerations or investment conditions warrant.

>    If the shares of a fund are no longer available for investment or if in the Company’s judgment further investment in a fund should become inappropriate in view of the purposes of the separate account, the Company may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.

>     The Company may restrict or eliminate any voting privileges of contract owners or other persons who have voting privileges as to the separate account.

>     The Company may make any changes required by the 1940 Act.

>    In the event any of the foregoing changes or substitutions are made, the Company may endorse the contracts to reflect the change or substitution.

The Company’s reservation of rights is expressly subject to the following when required:

>     Applicable Federal and state laws and regulations.

>    Notice to contract owners.

>     Approval of the SEC and/or state insurance authorities.

Legal Matters and Proceedings

We are not aware of any pending legal proceedings which involve the separate account as a party.

The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential, or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance, and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

ING Financial Advisers, LLC, the principal underwriter and distributor of the contract (the “distributor”), is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING Financial Advisers, LLC is not involved in any legal proceeding which, in the opinion of management, is likely to have material adverse effect on its ability to distribute the contract.

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Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

>    On any valuation day when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted;

>     When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount’s assets; or

>    During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Transfers, Assignments or Exchanges of a Contract

A transfer of ownership or assignment of a contract, the designation of an annuitant, payee or other beneficiary who is not also the contract owner, or the exchange of a contract may result in certain tax consequences to the contract owner that are not discussed herein. A contract owner contemplating any such transfer, assignment, or exchange of a contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Involuntary Terminations

We reserve the right to terminate a contract if:

> The entire account value is withdrawn on or before income phase payments begin; or > The outstanding loan balance equals or exceeds the account value.

Reports to Owners

At least once in each account year we will mail you, at the last known address of record, a statement of your account value. Written confirmation of every financial transaction made under the contract will be made immediately; however, written confirmation of periodic payments made through salary reduction arrangements will be made quarterly.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or one of our affiliates. Call us at the number listed in “Contract Overview-Questions: Contacting the Company” if you need additional copies of financial reports, prospectuses or annual and semi-annual reports or if you would like to receive one copy for each contract in all future mailings.

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Contents of the Statement of Additional Information

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.

General Information and History	2
Separate Account N	2
Offering and Purchase of Contracts	4
Income Phase Payments	4
Sales Material and Advertising	6
Independent Registered Public Accounting Firm	6
Financial Statements of Separate Account N	S-1
Financial Statements - Statutory Basis of ReliaStar Life Insurance Company	F-1

You may request an SAI by calling our administrative service center at the number listed in “Contract Overview-Questions: Contacting the Company” or by returning this request to our administrative service center at the address listed in “Contract Overview-Questions: Contacting the Company.”

Your name

Address

City _________________________________________ State _________________ Zip

Please send me a copy of the Separate Account N Advantage CenturySM Statement of Additional Information.

No person is authorized to give any information or to make any representations other than those contained in this prospectus or accompanying fund prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized. This prospectus does not constitute an offer or solicitation in any circumstances in which such offer or solicitation would be unlawful.

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Appendix I The Fixed Accounts
General Disclosure.
> Fixed Account A, Fixed Account B and Fixed Account C (collectively, the fixed accounts) are investment options available during the accumulation phase.
> Amounts allocated to the fixed accounts are held in the Company’s general account which supports insurance and annuity obligations.
> All or a portion of your purchase payments may be allocated to the fixed accounts.
> Interests in the fixed accounts have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.
> The fixed accounts have not been registered as investment companies under the Investment Company Act of 1940.

>    Disclosure in this prospectus regarding the fixed accounts may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.

> Disclosure in this appendix regarding the fixed accounts has not been reviewed by the SEC.
> Additional information about the fixed accounts may be found in the contracts.

Interest Rates.

>    The fixed accounts have an interest rate that is set periodically by the Company. The minimum guaranteed interest rate is set forth in the contract. We may credit interest in excess of the guaranteed rate. Amounts applied to the fixed account are guaranteed to earn the interest rate in effect at the time money is applied for 12 months from the date a premium is deposited. Subsequent interest rates for that amount are credited with excess interest at the rates in effect for the then current 12 month period. Among other factors, the safety of the interest rate guarantees depends upon the Company’s claims-paying ability.

>    There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on a number of factors, including investment income earned on invested assets, taxes, persistency and other experience factors. Under this option we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

>    The Company is not aware of any statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company’s exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various contract holders, contract owners and stockholders.

Transfers from the Fixed Accounts. Subject to the conditions applicable to transfers among subaccounts, transfers of unloaned amounts from Fixed Account A may be made to the subaccounts or to Fixed Account B any time during the accumulation phase. During the income phase transfers into or between the fixed accounts are not allowed.

Transfers of amounts in Fixed Account B to the subaccounts or to Fixed Account A are subject to the following conditions:

> Transfers may only be made within a 30-day period before and after an account anniversary and only one transfer may be made during such period (reallocation period).

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> Your request for transfer must be received by us no more than 30 days before the start of a reallocation period and no later than 10 days before the end of a reallocation period.

>    Transfer amounts may not exceed the greater of 25% of the Fixed Account B account value or $1,000 (if the balance in Fixed Account B after such transfer would be less than $1,000, the entire account value may be transferred).

> Transfer amounts may not be less than $250 (if the balance in Fixed Account B is less than $250, the entire account value must be transferred).
Transfers of amounts in Fixed Account C to the subaccounts are subject to the following conditions:

>    Transfers must begin within 30 days of deposit and must be in substantially equal payments over a 12-month period. Transfers will occur any time before the 29th day of each month (reallocation date). You may instruct us on which day you want the transfer to occur.

>    If additional purchase payment(s) are received for allocation to Fixed Account C, the balance of Fixed Account C will be adjusted to reflect the subsequent payment(s) and transfers will be recalculated based on the remaining 12-month period.

> You may change the subaccount(s) receiving Fixed Account C transfers by written request before the reallocation date. Only one transfer from Fixed Account C shall take place at any one time.
> If transfers from Fixed Account C are discontinued prior to the end of the 12-month period, the remaining balance of Fixed Account C will be reallocated as directed by you.
> Transfers from Fixed Account C to Fixed Account A and Fixed Account B are not permitted.

Transfers into Fixed Account C from any subaccount or from any other fixed option are not allowed.

After the start of the income phase, reserves supporting fixed income phase payments cannot be reallocated. We reserve the right to allow transfers from Fixed Account C in excess of the limits described above on a non-discriminatory basis.

Dollar Cost Averaging. Amounts you invest in the fixed accounts may be automatically transferred into the other investment options. Transfers from Fixed Account C to Fixed Account A and Fixed Account B are not permitted. Transfers from Fixed Account A may be made on a monthly, quarterly, semi-annual or annual basis. Transfers from Fixed Account C may be made on a monthly basis. Interest earned on amounts invested in Fixed Account B may be automatically transferred into the other investment options. (See “Transfers Amount Investment Options-The Dollar Cost Averaging Program.”)

>    Only automatic transfers of 100% of interest earned in Fixed Account B are allowed, and transfers to Fixed Account A or Fixed Account C are not allowed. We will only transfer interest that is earned after you have elected this option. Reallocations of this type may be made on a monthly, quarterly, semi-annual or annual basis.

>    To elect transfers of this type, your account value must be at least $10,000 and the Fixed Account B account value must be at least $5,000. We reserve the right to discontinue transfers of this type when the Fixed Account B account value becomes less than $5,000.

Withdrawals. Under certain emergency conditions we may defer payment of any withdrawal for a period of up to six months or as provided by federal law.

Loans. Loans are not allowed from Fixed Account C. (See “Loans.”)

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Charges. We do not make deductions from amounts in the fixed accounts to cover mortality and expense risks. We consider these risks when determining the credited rate. We expect to derive a profit from the determination of the credited rate. If you make a full withdrawal, the amount available from the fixed accounts will be reduced by any early withdrawal charge and annual maintenance fee (see “Fee Table” and “Fees”).

Guarantee. We guarantee that the fixed account value will not be less than the amount of purchase payments and transfers allocated to the fixed account, plus interest at the minimum guaranteed rate disclosed in the annuity contract, compounded annually, plus any additional interest which we may, in our discretion, credit to the fixed accounts, less the sum of all annual administrative charges or early withdrawal charges, any applicable premium taxes and any amounts withdrawn or reallocated from the fixed accounts.

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Appendix II
Description of Underlying Funds

Current Fund Name	Former Fund Name
ING AllianceBernstein Mid Cap Growth Portfolio	ING Alliance Mid Cap Growth Portfolio
ING American Century Small-Mid Cap Value Portfolio	ING American Century Small Cap Value Portfolio
ING Davis Venture Value Portfolio	ING Salomon Brothers Fundamental Value Portfolio
ING JPMorgan International Portfolio	ING JPMorgan Fleming International Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio	ING Salomon Brothers Aggressive Growth Portfolio
ING Legg Mason Partners Large Cap Growth Portfolio	ING Salomon Brothers Large Cap Growth Portfolio
ING Lord Abbett Affiliated Portfolio	ING Salomon Brothers Investors Portfolio
ING VP Strategic Allocation Conservative Portfolio	ING VP Strategic Allocation Income Portfolio
ING VP Strategic Allocation Moderate Portfolio	ING VP Strategic Allocation Balanced Portfolio

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges, and expenses of the funds carefully before investing. Please refer to the fund prospectuses for additional information. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Fund prospectuses may be obtained free of charge at the address and telephone number listed in “Contract Overview – Questions: Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
Fidelity® Variable Insurance Products – Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company Subadvisers: Fidelity Management & Research (U.K.) Inc.; Fidelity Management & Research (Far East) Inc.; Fidelity Investments Japan Limited; FMR Co., Inc.	Seeks long-term capital appreciation.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
Fidelity® Variable Insurance Products – Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company Subadvisers: Subadviser: FMR Co., Inc.

Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Fidelity® Variable Insurance Products – Fidelity® VIP Index 500 Portfolio	Fidelity Management & Research Company Subadviser: Geode Capital Management, LLC (GeodeSM)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500®.
Fidelity® Variable Insurance Products – Fidelity® VIP Investment Grade Bond Portfolio	Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® Variable Insurance Products – Fidelity® VIP Money Market Portfolio	Fidelity Management & Research Company Subadviser: Fidelity Investment Money Management, Inc.	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Franklin Templeton Variable Insurance Products Trust – Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC	Seeks long-term total return.
ING Investors Trust - ING AllianceBernstein Mid Cap Growth Portfolio	Directed Services, Inc. Subadviser: Alliance Capital Management, L.P.	Seeks long-term growth of capital.
ING Partners, Inc. – ING American Century Large Company Value Portfolio	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc. (American Century)	Seeks long-term capital growth; income is a secondary objective.
ING Partners, Inc. – ING American Century Select Portfolio	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc. (American Century)	Seeks long-term capital growth.

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Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING American Century Small-Mid Cap Value Portfolio	ING Life Insurance and Annuity Company Subadviser: American Century Investment Management, Inc. (American Century)	Seeks long-term capital growth; income is a secondary objective.
ING Partners, Inc. – ING Baron Small Cap Growth Portfolio	ING Life Insurance and Annuity Company Subadviser: BAMCO, Inc. (BAMCO)	Seeks capital appreciation.
ING Partners, Inc. – ING Davis Venture Value Portfolio	ING Life Insurance and Annuity Company Subadviser: Davis Selected Advisers, L.P. (Davis)	A nondiversified Portfolio that seeks long-term growth of capital.
ING Investors Trust - ING FMRSM Diversified Mid Cap Portfolio	Directed Services, Inc. Subadviser: Fidelity Management & Research Co.	Seeks long-term growth of capital.
ING Investors Trust - ING FMRSM Earnings Growth Portfolio	Directed Services, Inc. Subadviser: Fidelity Management & Research Co.	Seeks growth of capital over the long term.
ING Partners, Inc. – ING Fundamental Research Portfolio	ING Life Insurance and Annuity Company Subadviser: ING Investment Management Co. (ING IM)	Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.
ING Investors Trust - ING JPMorgan Emerging Markets Equity Portfolio	Directed Services, Inc. Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.
ING Partners, Inc. – ING JPMorgan International Portfolio	ING Life Insurance and Annuity Company Subadviser: J.P. Morgan Asset Management (London) Limited (JPMorgan London)	Seeks long-term growth of capital.

PRO.100207-06	52

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Partners, Inc. – ING JPMorgan Mid Cap Value Portfolio	ING Life Insurance and Annuity Company Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)	A nondiversified Portfolio that seeks growth from capital appreciation.
ING Investors Trust - ING JPMorgan Small Cap Equity Portfolio	Directed Services, Inc. Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital growth over the long term.
ING Investors Trust - ING Julius Baer Foreign Portfolio	Directed Services, Inc. Subadviser: Julius Baer Investment Management, LLC	Seeks long-term growth of capital.
ING Partners, Inc. – ING Legg Mason Partners Aggressive Growth Portfolio	ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc (SaBAM)	Seeks long-term growth of capital.
ING Partners, Inc. – ING Legg Mason Partners Large Cap Growth Portfolio	ING Life Insurance and Annuity Company Subadviser: Salomon Brothers Asset Management Inc (SaBAM)	Seeks long-term capital appreciation.
ING Investors Trust - ING Legg Mason Value Portfolio	Directed Services, Inc. Subadviser: Legg Mason Capital Management, Inc.	A non-diversified portfolio that seeks long-term growth of capital.
ING Investors Trust - ING Limited Maturity Bond Portfolio	Directed Services, Inc. Subadviser: ING Investment Management Co.

Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

ING Investors Trust - ING Liquid Assets Portfolio	Directed Services, Inc. Subadviser: ING Investment Management Co.

Seeks high level of current income consistent with the preservation of capital and liquidity. Inverts in a portfolio of high-quality, U.S. dollar denominated short-term debt securities that are determined by the subadviser to present minimal credit risks.

ING Investors Trust – ING Lord Abbett Affiliated Portfolio	Directed Services, Inc. Subadviser: Lord, Abbett & Co. LLC	Seeks long-term growth of capital and secondarily, current income.

PRO.100207-06	53

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Investors Trust - ING Marsico Growth Portfolio	Directed Services, Inc. Subadviser: Marsico Capital Management, LLC	Seeks capital appreciation.
ING Investors Trust - ING Marsico International Opportunities Portfolio	Directed Services, Inc. Subadviser: Marsico Capital Management, LLC	Seeks long-term growth of capital.
ING Investors Trust - ING MFS Total Return Portfolio	Directed Services, Inc. Subadviser: Massachusetts Financial Services Company

Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Secondarily seeks reasonable opportunity for growth of capital and income.

ING Partners, Inc. – ING Neuberger Berman Partners Portfolio	ING Life Insurance and Annuity Company Subadviser: Neuberger Berman Management Inc. (Neuberger Berman)	Seeks capital growth.
ING Partners, Inc. – ING OpCap Balanced Value Portfolio	ING Life Insurance and Annuity Company Subadviser: OpCap Advisors LLC (OpCap)	Seeks capital growth, and secondarily, investment income.
ING Partners, Inc. – ING Oppenheimer Global Portfolio	ING Life Insurance and Annuity Company Subadviser: OppenheimerFunds, Inc. (Oppenheimer)	Seeks capital appreciation.
ING Partners, Inc. – ING PIMCO Total Return Portfolio	ING Life Insurance and Annuity Company Subadviser: Pacific Investment Management Company LLC (PIMCO)	Seeks maximum total return, consistent with capital preservation and prudent investment management.
ING Investors Trust - ING Pioneer Fund Portfolio	Directed Services, Inc. Subadviser: Pioneer Investment Management, Inc.	Seeks reasonable income and capital growth.
ING Partners, Inc. – ING Pioneer High Yield Portfolio	ING Life Insurance and Annuity Company Subadviser: Pioneer Investment Management, Inc. (Pioneer)	Seeks to maximize total return through income and capital appreciation.

PRO.100207-06	54

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Investors Trust - ING Pioneer Mid Cap Value Portfolio	Directed Services, Inc. Subadviser: Pioneer Investment Management, Inc.	Seeks capital appreciation.
ING Investors Trust - ING Stock Index Portfolio	Directed Services, Inc. Subadviser: ING Investment Management Co.	Seeks total return.
ING Investors Trust - ING T. Rowe Price Capital Appreciation Portfolio	Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and prudent investment risk.
ING Partners, Inc. – ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates, Inc. (T. Rowe Price)	Seeks long-term capital appreciation.
ING Investors Trust - ING T. Rowe Price Equity Income Portfolio	Directed Services, Inc. Subadviser: T. Rowe Price Associates, Inc.	Seeks substantial dividend income as well as long-term growth of capital.
ING Partners, Inc. – ING T. Rowe Price Growth Equity Portfolio	ING Life Insurance and Annuity Company Subadviser: T. Rowe Price Associates, Inc. (T. Rowe Price)	Seeks long-term capital growth, and secondarily, increasing dividend income.
ING Partners, Inc. – ING UBS U.S. Large Cap Equity Portfolio	ING Life Insurance and Annuity Company Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM)	Seeks long-term growth of capital and future income.
ING Partners, Inc. – ING Van Kampen Comstock Portfolio	ING Life Insurance and Annuity Company Subadviser: Van Kampen	Seeks capital growth and income.
ING Partners, Inc. – ING Van Kampen Equity and Income Portfolio	ING Life Insurance and Annuity Company Subadviser: Van Kampen	Seeks total return, consisting of long-term capital appreciation and current income.

PRO.100207-06	55

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Investors Trust - ING Van Kampen Growth and Income Portfolio	Directed Services, Inc. Subadviser: Van Kampen	Seeks long-term growth of capital and income.
ING VP Balanced Portfolio, Inc.	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio’s management, of which of those sectors or mix thereof offers the best investment prospects.

ING Variable Products Trust – ING VP Financial Services Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING Variable Portfolios, Inc. – ING VP Global Science and Technology Portfolio	ING Investments, LLC Subadviser: BlackRock Advisors, Inc.	Seeks long-term capital appreciation.
ING Variable Products Trust – ING VP High Yield Bond Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to provide investors with a high level of current income and total return.
ING Investors Trust – ING VP Index Plus International Equity Portfolio	Directed Services, Inc. Subadviser: ING Investment Management Advisors, B.V.	Seeks to outperform the total return performance of the Morgan Stanley Capital International Europe Australasia and Far East® Index (“MSCI EAFE® Index”), while maintaining a market level of risk.
ING Variable Portfolios, Inc. – ING VP Index Plus LargeCap Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), while maintaining a market level of risk.
ING Variable Portfolios, Inc. – ING VP Index Plus MidCap Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index (S&P MidCap 400 Index), while maintaining a market level of risk.
ING Variable Portfolios, Inc. – ING VP Index Plus SmallCap Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to outperform the total return performance of the Standard and Poor’s SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

PRO.100207-06	56

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING VP Intermediate Bond Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to maximize total return consistent with reasonable risk, through investment in a diversified portfolio consisting primarily of debt securities.
ING Variable Products Trust – ING VP International Value Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks capital appreciation.
ING Variable Products Trust – ING VP MidCap Opportunities Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING VP Natural Resources Trust	ING Investments, LLC Subadviser: ING Investment Management Co.

A nondiversified Portfolio that seeks long-term growth of capital primarily through investment in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Capital appreciation will be the primary determinant of total return and income is a secondary consideration.

ING Variable Products Trust – ING VP Real Estate Portfolio	ING Investments, LLC Subadviser: ING Clarion Real Estate Securities L.P.	A nondiversified Portfolio that seeks total return.
ING Variable Products Trust – ING VP SmallCap Opportunities Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks long-term capital appreciation.
ING Strategic Allocation Portfolios, Inc. – ING VP Strategic Allocation Conservative Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks to provide total return consistent with preservation of capital. Managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and a low level of risk tolerance.

ING Strategic Allocation Portfolios, Inc. – ING VP Strategic Allocation Growth Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks to provide capital appreciation. Managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and a high level of risk tolerance.
ING Strategic Allocation Portfolios, Inc. – ING VP Strategic Allocation Moderate Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.

Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and a moderate level of risk tolerance.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)
ING Variable Portfolios, Inc. – ING VP Value Opportunity Portfolio	ING Investments, LLC Subadviser: ING Investment Management Co.	Seeks growth of capital primarily through investment in a diversified portfolio of common stocks.
Lord Abbett Series Fund, Inc. – Growth and Income Portfolio	Lord, Abbett & Co. LLC (Lord Abbett)	Seeks long-term growth of capital and income without excessive fluctuations in market value.
Lord Abbett Series Fund, Inc. – Mid-Cap Value Portfolio	Lord, Abbett & Co. LLC (Lord Abbett)	Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
Neuberger Berman Advisers Management Trust (AMT) -- Socially Responsive Portfolio®	Investment Adviser: Neuberger Berman Management Inc. Subadviser: Neuberger Berman, LLC

Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy. Invests mainly in common stocks of mid- to large-capitalization companies. The managers employ a research driven and valuation sensitive approach to stock selection seeking to identify stocks in well-positioned businesses that they believe are undervalued in the market.

PIMCO VIT - Real Return Portfolio	Investment Adviser: Pacific Investment Management Company LLC (PIMCO)	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Pioneer Equity Income VCT Portfolio	Pioneer Investment Management, Inc.	Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
Pioneer High Yield VCT Portfolio	Pioneer Investment Management, Inc.	Maximize total return through a combination of income and capital appreciation.
Wanger Advisors Trust - Wanger Select	Columbia Wanger Asset Management, L.P.	A nondiversified fund that seeks long-term growth of capital.
Wanger Advisors Trust - Wanger U.S. Smaller Companies	Columbia Wanger Asset Management, L.P.	Seeks long-term growth of capital.

PRO.100207-06	57

APPENDIX III CONDENSED FINANCIAL INFORMATION

Except for subaccounts which did not commence operations as of December 31, 2005, the following table gives (1) the accumulation unit value (AUV) at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account N available under the contracts for the indicated periods. For those subaccounts that commenced operations during the period ended December 31, 2005 the “Value at beginning of period” shown is the value at first date of investment.

(Selected data for accumulation units outstanding throughout each period, reflecting total daily separate account charges of 1.40%)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
AIM V.I. DEMOGRAPHIC TRENDS FUND
(From May 1, 2000)
Value at beginning of period	$5.07	$4.75	$3.50	$5.2405	$7.8063	$0.00
Value at end of period	$5.31	$5.07	$4.75	$3.50	$5.2405	$7.8063
Number of accumulation units outstanding at end of period	717,337	1,339,489	1,338,421	893,894	1,286,292	1,085,862
ALGER AMERICAN GROWTH PORTFOLIO
Value at beginning of period	$17.88	$17.19	$12.90	$19.5162	$22.4452	$26.707	$20.2501	$13.8684	$11.1842	$10.0072
Value at end of period	$19.75	$17.88	$17.19	$12.90	$19.5162	$22.4452	$26.707	$20.2501	$13.8684	$11.1842
Number of accumulation units outstanding at end of period	2,261,969	2,817,120	3,114,747	3,120,580	3,504,224	3,335,529	2,319,442	958,685	402,925	162,852
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Value at beginning of period	$20.75	$19.45	$14.64	$22.47	$27.1069	$36.5684	$20.826	$13.3809	$11.3381	$10.2636
Value at end of period	$23.42	$20.75	$19.45	$14.64	$22.47	$27.1069	$36.5684	$20.826	$13.3809	$11.3381
Number of accumulation units outstanding at end of period	1,326,597	1,576,754	1,758,586	1,824,655	2,084,235	2,021,923	1,165,393	491,436	260,380	130,393
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Value at beginning of period	$23.16	$20.78	$14.26	$20.522	$22.266	$20.6802	$15.9059	$12.3791	$10.9156	$9.8937
Value at end of period	$25.09	$23.16	$20.78	$14.26	$20.522	$22.266	$20.6802	$15.9059	$12.3791	$10.9156
Number of accumulation units outstanding at end of period	1,447,914	1,708,130	1,838,810	1,596,873	1,366,163	1,117,532	696,730	590,794	405,580	227,029
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
Value at beginning of period	$10.46	$9.10	$6.48	$8.9123	$12.8235	$17.8621	$12.6301	$11.0864	$10.0929	$9.8255
Value at end of period	$12.06	$10.46	$9.10	$6.48	$8.9123	$12.8235	$17.8621	$12.6301	$11.0864	$10.0929
Number of accumulation units outstanding at end of period	1,151,545	1,297,015	1,524,451	1,462,961	1,442,330	1,194,579	885,257	751,967	527,947	261,902
FIDELITY® VIP ASSET MANAGER: GROWTH® PORTFOLIO
Value at beginning of period	$16.68	$16.39	$14.09	$15.7524	$17.251	$19.9859	$17.5847	$15.1675	$12.2902	$10.3997
Value at end of period	$17.09	$16.68	$16.39	$14.09	$15.7524	$17.251	$19.986	$17.5847	$15.1675	$12.2982
Number of accumulation units outstanding at end of period	918,585	115,080	139,020	193,400	1,101,469	1,090,279	914,250	652,013	293,160	58,201
FIDELITY® VIP CONTRAFUND® PORTFOLIO
Value at beginning of period	$24.32	$21.36	$16.86	$18.8595	$21.7958	$23.67	$19.3181	$15.0718	$12.3119	$10.2935
Value at end of period	$28.04	$24.32	$21.36	$16.86	$18.8595	$21.7958	$23.67	$19.3181	$15.0718	$12.3119
Number of accumulation units outstanding at end of period	3,608,230	3,603,532	3,473,244	3,239,790	3,526,209	3,586,664	3,267,496	2,090,469	1,124,760	314,103
FIDELITY® VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period	$20.42	$18.57	$14.45	$17.6426	$18.8258	$17.6078	$16.7931	$15.2559	$12.0764	$10.7172
Value at end of period	$21.32	$20.42	$18.57	$14.45	$17.6426	$18.8258	$17.6078	$16.7931	$15.2559	$12.0764
Number of accumulation units outstanding at end of period	3,055,591	3,309,785	3,212,895	2,751,230	2,446,660	2,062,886	2,145,169	1,850,470	1,040,329	370,036

CFI 1

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
FIDELITY® VIP GROWTH OPPORTUNITIES PORTFOLIO
(From January 1, 1999)
Value at beginning of period	$7.23	$6.84	$5.34	$6.931	$8.2139	$10.0435	$0.00
Value at end of period	$7.76	$7.23	$6.84	$5.34	$6.931	$8.2139	$10.0435
Number of accumulation units outstanding at end of period	306,950	332,281	341,964	289,422	342,720	346,435	337,766
FIDELITY® VIP GROWTH PORTFOLIO
Value at beginning of period	$16.55	$16.23	$12.39	$17.9767	$22.1395	$25.2203	$18.6089	$13.5286	$11.1104	$9.0237
Value at end of period	$17.26	$16.55	$16.23	$12.39	$17.9767	$22.1395	$25.2203	$18.6089	$13.5286	$11.1104
Number of accumulation units outstanding at end of period	2,556,634	2,982,736	3,196,211	3,334,640	3,333,948	2,962,362	2,139,958	1,117,355	624,734	210,258
FIDELITY® VIP INDEX 500 PORTFOLIO
Value at beginning of period	$20.71	$18.98	$14.99	$19.5549	$22.5627	$25.2271	$21.2285	$16.7757	$12.8201	$10.5862
Value at end of period	$21.41	$20.71	$18.98	$14.99	$19.5549	$22.5627	$25.2271	$21.2285	$16.7757	$12.8201
Number of accumulation units outstanding at end of period	5,734,832	6,284,312	6,480,374	6,274,396	6,125,723	5,629,481	4,831,869	3,336,587	1,310,992	231,904
FIDELITY® VIP INVESTMENT GRADE BOND PORTFOLIO
(From April 30, 1999)
Value at beginning of period	$13.36	$12.97	$12.50	$11.4878	$10.7415	$9.7937	$0.00
Value at end of period	$13.46	$13.36	$12.97	$12.50	$11.4878	$10.7415	$9.7937
Number of accumulation units outstanding at end of period	1,791,726	1,902,345	1,946,453	2,004,503	1,202,541	489,844	222,858
FIDELITY® VIP MONEY MARKET PORTFOLIO
Value at beginning of period	$12.62	$12.64	$12.69	$12.6567	$12.3196	$11.7504	$11.3294	$10.8926	$10.4712	$10.0743
Value at end of period	$12.82	$12.62	$12.64	$12.69	$12.6567	$12.3196	$11.7504	$11.3294	$10.8926	$10.4712
Number of accumulation units outstanding at end of period	1,016,753	1,120,186	1,566,100	4,122,075	2,258,455	1,270,337	1,144,601	605,376	446,458	104,844
FRANKLIN SMALL CAP VALUE SECURITIES FUND
(Funds were first received in this option during May 2005)
Value at beginning of period	$9.89
Value at end of period	$10.97
Number of accumulation units outstanding at end of period	23,199
ING ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period	$11.80
Value at end of period	$12.72
Number of accumulation units outstanding at end of period	732
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.04
Value at end of period	$10.63
Number of accumulation units outstanding at end of period	4,108

CFI 2

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING AMERICAN CENTURY SELECT PORTFOLIO (INITIAL CLASS)
(Funds were first received in this option during April 2005)
Value at beginning of period	$9.74
Value at end of period	$10.43
Number of accumulation units outstanding at end of period	2,278,611
ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO
(From October 25, 2002)
Value at beginning of period	$16.04	$13.38	$9.99	$0.00
Value at end of period	$17.11	$16.04	$13.38	$9.99
Number of accumulation units outstanding at end of period	86,051	66,036	17,928	129
ING BARON SMALL CAP GROWTH PORTFOLIO
(From October 25, 2002)
Value at beginning of period	$16.73	$13.22	$10.02	$0.00
Value at end of period	$17.75	$16.73	$13.22	$10.02
Number of accumulation units outstanding at end of period	110,338	51,186	25,188	128
ING DAVIS VENTURE VALUE PORTFOLIO
(Funds were first received in this option during July 2005)
Value at beginning of period	$10.95
Value at end of period	$11.05
Number of accumulation units outstanding at end of period	3,065
ING FMRSM DIVERSIFIED MID CAP PORTFOLIO
(Funds were first received in this option during July 2005)
Value at beginning of period	$11.07
Value at end of period	$12.03
Number of accumulation units outstanding at end of period	2,689
ING FUNDAMENTAL RESEARCH PORTFOLIO
(Funds were first received in this option during October 2005)
Value at beginning of period	$10.57
Value at end of period	$11.04
Number of accumulation units outstanding at end of period	288,863
ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.05
Value at end of period	$13.69
Number of accumulation units outstanding at end of period	127,852
ING JPMORGAN INTERNATIONAL PORTFOLIO
(Funds were first received in this option during June 2005)
Value at beginning of period	$10.00
Value at end of period	$11.21
Number of accumulation units outstanding at end of period	2,749

CFI 3

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING JPMORGAN MID CAP VALUE PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$15.36	$12.88	$9.97
Value at end of period	$16.46	$15.36	$12.88
Number of accumulation units outstanding at end of period	312,966	176,531	47,245
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.25
Value at end of period	$11.50
Number of accumulation units outstanding at end of period	6,712
ING JULIUS BAER FOREIGN PORTFOLIO
(From May 25, 2004)
Value at beginning of period	$11.67	$9.74
Value at end of period	$13.28	$11.67
Number of accumulation units outstanding at end of period	248,784	168,617
ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO
(Funds were first received in this option during July 2005)
Value at beginning of period	$11.35
Value at end of period	$11.93
Number of accumulation units outstanding at end of period	779
ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.37
Value at end of period	$11.43
Number of accumulation units outstanding at end of period	5,591
ING LEGG MASON VALUE PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.45
Value at end of period	$11.50
Number of accumulation units outstanding at end of period	55,371
ING LIMITED MATURITY BOND PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.01
Value at end of period	$10.03
Number of accumulation units outstanding at end of period	5,825
ING LIQUID ASSETS PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.01
Value at end of period	$10.13
Number of accumulation units outstanding at end of period	142,410

CFI 4

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING MARSICO GROWTH PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.55
Value at end of period	$11.48
Number of accumulation units outstanding at end of period	24,051
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.08
Value at end of period	$12.44
Number of accumulation units outstanding at end of period	12,685
ING MFS TOTAL RETURN PORTFOLIO
(From June 9, 2003)
Value at beginning of period	$12.36	$11.28	$10.50
Value at end of period	$12.54	$12.36	$11.28
Number of accumulation units outstanding at end of period	468,412	270,367	35,106
ING OPCAP BALANCED VALUE PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.22
Value at end of period	$10.79
Number of accumulation units outstanding at end of period	4,558
ING OPPENHEIMER GLOBAL PORTFOLIO (INITIAL CLASS)
(From February 6, 2003)
Value at beginning of period	$14.98	$13.18	$9.55
Value at end of period	$16.78	$14.98	$13.18
Number of accumulation units outstanding at end of period	3,170,562	43,488	20,002
ING PIMCO TOTAL RETURN PORTFOLIO
(From January 16, 2003)
Value at beginning of period	$10.70	$10.37	$10.06
Value at end of period	$10.80	$10.70	$10.37
Number of accumulation units outstanding at end of period	289,177	129,090	64,909
ING PIONEER FUND PORTFOLIO
(Funds were first received in this option during November 2005)
Value at beginning of period	$10.72
Value at end of period	$10.98
Number of accumulation units outstanding at end of period	17
ING PIONEER MID CAP VALUE PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.07
Value at end of period	$10.90
Number of accumulation units outstanding at end of period	4,589

CFI 5

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING STOCK INDEX PORTFOLIO
(Funds were first received in this option during June 2005)
Value at beginning of period	$10.01
Value at end of period	$10.46
Number of accumulation units outstanding at end of period	2,320
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.12
Value at end of period	$11.01
Number of accumulation units outstanding at end of period	198,482
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO
(Funds were first received in this option during April 2005)
Value at beginning of period	$9.51
Value at end of period	$11.11
Number of accumulation units outstanding at end of period	3,048,458
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
(From May 2, 2003)
Value at beginning of period	$13.78	$12.16	$10.13
Value at end of period	$14.12	$13.78	$12.16
Number of accumulation units outstanding at end of period	311,284	234,549	45,174
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
(From February 25, 2003)
Value at beginning of period	$13.85	$12.77	$9.45
Value at end of period	$14.50	$13.85	$12.77
Number of accumulation units outstanding at end of period	171,611	110,800	41,737
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.34
Value at end of period	$11.24
Number of accumulation units outstanding at end of period	1,561
ING VAN KAMPEN COMSTOCK PORTFOLIO
(From October 25, 2002)
Value at beginning of period	$14.70	$12.76	$9.96	$0.00
Value at end of period	$15.04	$14.70	$12.76	$9.96
Number of accumulation units outstanding at end of period	291,793	145,290	34,667	128
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (INITIAL CLASS)
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.16
Value at end of period	$10.89
Number of accumulation units outstanding at end of period	28,744

CFI 6

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.19
Value at end of period	$11.13
Number of accumulation units outstanding at end of period	12,931
ING VP BALANCED PORTFOLIO, INC.
(Funds were first received in this option during September 2005)
Value at beginning of period	$10.63
Value at end of period	$10.64
Number of accumulation units outstanding at end of period	3,005
ING VP FINANCIAL SERVICES PORTFOLIO
(From May 17, 2004)
Value at beginning of period	$11.11	$9.69
Value at end of period	$11.80	$11.11
Number of accumulation units outstanding at end of period	7,610	3,427
ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO
(From May 13, 2004)
Value at beginning of period	$10.69	$9.85
Value at end of period	$11.78	$10.69
Number of accumulation units outstanding at end of period	6,906	8,272
ING VP HIGH YIELD BOND PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$10.01	$9.40	$8.12	$8.334	$8.3939	$9.6332	$10.0942	$10.1766	$10.00
Value at end of period	$10.01	$10.01	$9.40	$8.12	$8.334	$8.3939	$9.6332	$10.0942	$10.1766
Number of accumulation units outstanding at end of period	547,437	1,330,817	1,405,266	544,596	612,472	597,868	834,113	885,662	105,615
ING VP INDEX PLUS LARGECAP PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$13.43	$12.32	$9.97
Value at end of period	$13.96	$13.43	$12.32
Number of accumulation units outstanding at end of period	130,910	84,437	24,260
ING VP INDEX PLUS MIDCAP PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$14.95	$13.01	$9.88
Value at end of period	$16.39	$14.95	$13.01
Number of accumulation units outstanding at end of period	494,201	163,203	38,815
ING VP INDEX PLUS SMALLCAP PORTFOLIO
(From January 21, 2003)
Value at beginning of period	$16.01	$13.30	$9.77
Value at end of period	$16.99	$16.01	$13.30
Number of accumulation units outstanding at end of period	359,202	112,992	20,350

CFI 7

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING VP INTERMEDIATE BOND PORTFOLIO
(Funds were first received in this option during August 2005)
Value at beginning of period	$10.06
Value at end of period	$10.14
Number of accumulation units outstanding at end of period	2,362
ING VP INTERNATIONAL VALUE PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$18.87	$16.30	$12.72	$15.2432	$17.5017	$17.2007	$11.615	$10.0734	$10.00
Value at end of period	$20.36	$18.87	$16.30	$12.72	$15.2432	$17.5017	$17.2007	$11.615	$10.0734
Number of accumulation units outstanding at end of period	1,315,804	1,365,791	1,088,497	840,626	1,008,480	747,812	488,502	330,553	57,507
ING VP MIDCAP OPPORTUNITIES PORTFOLIO
(From May 1, 2000)
Value at beginning of period	$6.44	$5.85	$4.34	$5.9386	$8.9785	$0.00
Value at end of period	$7.00	$6.44	$5.85	$4.34	$5.9386	$8.9785
Number of accumulation units outstanding at end of period	5,263,838	5,981,476	285,276	235,936	224,016	111,372
ING VP NATURAL RESOURCES TRUST
(From June 24, 2004)
Value at beginning of period	$11.89	$10.40
Value at end of period	$16.74	$11.89
Number of accumulation units outstanding at end of period	317,892	79,443
ING VP REAL ESTATE PORTFOLIO
(From May 14, 2004)
Value at beginning of period	$13.87	$10.07
Value at end of period	$15.39	$13.87
Number of accumulation units outstanding at end of period	156,809	68,661
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
Value at beginning of period	$21.00	$19.33	$14.15	$25.4319	$36.4083	$36.5246	$15.3663	$13.2845	$11.6519	$10.3844
Value at end of period	$22.60	$21.00	$19.33	$14.15	$25.4319	$36.4083	$36.5246	$15.3663	$13.2845	$11.6519
Number of accumulation units outstanding at end of period	926,946	1,080,775	1,213,477	1,496,658	1,566,266	1,266,605	574,895	338,593	270,968	62,237
ING VP STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO
(From February 10, 2003)
Value at beginning of period	$11.96	$11.23	$9.84
Value at end of period	$12.24	$11.96	$11.23
Number of accumulation units outstanding at end of period	32,695	46,527	20,296
ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
(From February 18, 2003)
Value at beginning of period	$13.48	$12.21	$9.70
Value at end of period	$14.12	$13.48	$12.21
Number of accumulation units outstanding at end of period	51,527	14,629	2,250

CFI 8

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
ING VP STRATEGIC ALLOCATION MODERATE PORTFOLIO
(From March 10, 2003)
Value at beginning of period	$12.79	$11.76	$9.52
Value at end of period	$13.20	$12.79	$11.76
Number of accumulation units outstanding at end of period	94,672	66,100	13,323
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$14.29	$12.18	$9.16	$12.4793	$16.4874	$19.8902	$11.0658	$9.572	$10.00
Value at end of period	$18.64	$14.29	$12.18	$9.16	$12.4793	$16.4874	$19.8902	$11.0658	$9.572
Number of accumulation units outstanding at end of period	1,271,809	1,485,432	1,479,844	1,520,750	1,550,048	1,071,043	473,654	275,637	81,884
LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
(Funds were first received in this option during June 2005)
Value at beginning of period	$9.85
Value at end of period	$10.38
Number of accumulation units outstanding at end of period	13,246
LORD ABBETT SERIES FUND - MID-CAP VALUE PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$9.91
Value at end of period	$10.91
Number of accumulation units outstanding at end of period	41,121
NEUBERGER BERMAN AMT LIMITED MATURITY BOND PORTFOLIO®
(From August 8, 1997)
Value at beginning of period	$12.37	$12.45	$12.32	$11.8644	$11.0612	$10.5041	$10.4971	$10.1973	$10.00
Value at end of period	$12.37	$12.37	$12.45	$12.32	$11.8644	$11.0612	$10.5041	$10.4971	$10.1973
Number of accumulation units outstanding at end of period	982,128	981,921	1,095,381	1,264,788	929,272	492,334	407,142	210,709	22,029
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO®
(From August 8, 1997)
Value at beginning of period	$12.43	$10.59	$7.95	$10.6302	$11.0947	$11.1723	$10.5521	$10.2686	$10.00
Value at end of period	$14.47	$12.43	$10.59	$7.95	$10.6302	$11.0947	$11.1723	$10.5521	$10.2686
Number of accumulation units outstanding at end of period	1,415,416	1,389,783	1,379,084	1,275,104	1,294,471	1,239,100	1,479,974	1,582,048	255,773
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO®
(From January 1, 1999)
Value at beginning of period	$13.07	$11.70	$8.83	$10.5004	$11.0445	$11.3827	$0.00
Value at end of period	$13.77	$13.07	$11.70	$8.83	$10.5004	$11.0445	$11.3827
Number of accumulation units outstanding at end of period	236,178	222,168	189,928	139,420	85,042	57,291	32,883

CFI 9

Condensed Financial Information (continued)

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
PIMCO VIT REAL RETURN PORTFOLIO
(From May 24, 2004)
Value at beginning of period	$10.77	$10.18
Value at end of period	$10.84	$10.77
Number of accumulation units outstanding at end of period	169,681	71,540
PIONEER EQUITY INCOME VCT PORTFOLIO
(Funds were first received in this option during May 2005)
Value at beginning of period	$10.16
Value at end of period	$10.57
Number of accumulation units outstanding at end of period	4,498
PIONEER HIGH YIELD VCT PORTFOLIO
(From May 24, 2004)
Value at beginning of period	$10.64	$9.73
Value at end of period	$10.69	$10.64
Number of accumulation units outstanding at end of period	91,765	181,000
PREMIER VIT OPCAP EQUITY PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$12.79	$11.59	$9.14	$11.7943	$12.8642	$11.8684	$11.7375	$10.641	$10.00
Value at end of period	$13.50	$12.79	$11.59	$9.14	$11.7943	$12.8642	$11.8684	$11.7375	$10.641
Number of accumulation units outstanding at end of period	431,166	447,329	528,171	417,134	452,038	272,850	281,367	227,143	45,654
PREMIER VIT OPCAP GLOBAL EQUITY PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$13.56	$12.22	$9.42	$11.5677	$13.6132	$13.1847	$10.5673	$9.4593	$10.00
Value at end of period	$14.31	$13.56	$12.22	$9.42	$11.5677	$13.6132	$13.1847	$10.5673	$9.4593
Number of accumulation units outstanding at end of period	451,228	383,867	304,051	189,515	146,807	108,797	86,458	70,138	18,968
PREMIER VIT OPCAP MANAGED PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$12.02	$11.01	$9.17	$11.1866	$11.931	$11.0246	$10.648	$10.0801	$10.00
Value at end of period	$12.48	$12.02	$11.01	$9.17	$11.1866	$11.931	$11.0246	$10.648	$10.0801
Number of accumulation units outstanding at end of period	1,338,148	1,550,120	2,179,791	1,735,653	1,405,033	1,201,794	1,595,696	1,659,488	274,773
PREMIER VIT OPCAP SMALL CAP PORTFOLIO
(From August 8, 1997)
Value at beginning of period	$16.99	$14.62	$10.39	$13.4468	$12.5887	$8.8541	$9.1466	$10.1959	$10.00
Value at end of period	$16.77	$16.99	$14.62	$10.39	$13.4468	$12.5887	$8.8541	$9.1466	$10.1959
Number of accumulation units outstanding at end of period	1,460,242	1,774,661	1,740,800	1,331,258	926,420	563,758	309,634	252,954	48,630
WANGER SELECT
(From May 11, 2004)
Value at beginning of period	$11.40	$9.88
Value at end of period	$12.42	$11.40
Number of accumulation units outstanding at end of period	108,821	88,350
WANGER U.S. SMALLER COMPANIES
(From May 12, 2004)
Value at beginning of period	$11.56	$9.82
Value at end of period	$12.68	$11.56
Number of accumulation units outstanding at end of period	103,548	36,460

CFI 10

RELIASTAR LIFE

ADVANTAGE CENTURYSM ANNUITY

INDIVIDUAL DEFERRED VARIABLE/FIXED ANNUITY CONTRACTS

ISSUED BY SEPARATE ACCOUNT N

AND

RELIASTAR LIFE INSURANCE COMPANY

Statement of Additional Information dated April 28, 2006

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the current prospectus dated April 28, 2006 relating to the individual fixed and variable deferred annuity contracts issued by Separate Account N (the “separate account”) and ReliaStar Life Insurance Company (the “Company”). A copy of the prospectus may be obtained from the ING Service Center at P.O. Box 5050, Minot, North Dakota 58702-5050, by calling 1-877-884-5050, or from ING Financial Advisers, LLC, 151 Farmington Avenue, Hartford, Connecticut 06156.

Read the prospectus before you invest. Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the same meaning as in the prospectus.

GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the “Company,” “we,” “us,” “our”) is a stock life insurance company organized in 1885 and incorporated under the insurance laws of the State of Minnesota. Prior to October 1, 2002, the contracts were issued by Northern Life Insurance Company (“Northern”), a wholly-owned subsidiary of the Company. On October 1, 2002, Northern merged into ReliaStar Life Insurance Company, and ReliaStar Life Insurance Company assumed responsibilities for Northern’s obligations under the contracts.

We are an indirect subsidiary of ING Groep N.V. (“ING”). ING is a global financial institution active in the fields of insurance, banking and asset management. The Company is engaged in the business of issuing life insurance policies and annuity contracts. Our home office is located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

SEPARATE ACCOUNT N OF RELIASTAR LIFE INSURANCE COMPANY

We established Separate Account N on October 1, 2002 under the insurance laws of the State of Minnesota. The separate account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 40 Act). It also meets the definition of “separate account” under the federal securities laws. Prior to October 1, 2002, the separate account was known as Separate Account One of Northern Life Insurance Company, which was created in 1994 under Washington law. In connection with the merger of Northern Life Insurance Company and the Company, the separate account was transferred to the Company.

Purchase payments to accounts under the contract may be allocated to one or more of the available subaccounts and/or to any available Fixed Account which for retail series contracts includes Fixed Account A, Fixed Account B and/or Fixed Account C (which are part of the general account of the Company).

We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions, under all contracts, or under all plans. The funds currently available under the contract are as follows:

2

The Funds

Fidelity® VIP Contrafund® Portfolio
(Initial Class)

Fidelity® VIP Equity-Income Portfolio
(Initial Class)

Fidelity® VIP Index 500 Portfolio
(Initial Class)

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)

Fidelity®VIP Money Market Portfolio
(Initial Class)

Franklin Small Cap Value Securities Fund (Class 2)

ING AllianceBernstein Mid Cap Growth Portfolio (Class S) (formerly ING Alliance Mid Cap Growth Portfolio)

ING American Century Large Company Value Portfolio (Initial Class)

ING American Century Select Portfolio (Initial Class)

ING American Century Small-Mid Cap Value Portfolio (Initial Class) (formerly ING American Century Small Cap Value Portfolio)

ING Baron Small Cap Growth Portfolio
(Initial Class)

ING Davis Venture Value Portfolio (Initial Class) (formerly ING Salomon Brothers Fundamental Value Portfolio)

ING FMRSM Diversified Mid Cap Portfolio (Class S)

ING FMRSM Earnings Growth Portfolio
(Class I)

ING Fundamental Research Portfolio
(Initial Class)

ING JPMorgan Emerging Markets Equity Portfolio (Class S)

ING JPMorgan International Portfolio (Initial Class) (formerly ING JPMorgan Fleming International Portfolio)

ING JPMorgan Mid Cap Value Portfolio (Initial Class)

ING JPMorgan Small Cap Equity Portfolio (Class I)

ING Julius Baer Foreign Portfolio
(Class S)

ING Legg Mason Partners Aggressive Growth Portfolio (Initial Class) (formerly ING Salomon Brothers Aggressive Growth Portfolio)

The Funds (Continued)

ING Legg Mason Partners Large Cap Growth Portfolio (Initial Class) (formerly ING Salomon Brothers Large Cap Growth Portfolio)

ING Legg Mason Value Portfolio

    (Class I)

ING Limited Maturity Bond Portfolio
(Class S)

ING Liquid Assets Portfolio (Class I)

ING Lord Abbett Affiliated Portfolio
(Class I) (formerly ING Salomon Brothers Investors Portfolio)

ING Marsico Growth Portfolio
(Class S)

ING Marsico International Opportunities Portfolio (Class I)

ING MFS Total Return Portfolio

   (Class S)

ING Neuberger Berman Partners Portfolio (Initial Class)

ING OpCap Balanced Value Portfolio (Initial Class)

ING Oppenheimer Global Portfolio (Initial Class)

ING PIMCO Total Return Portfolio
(Initial Class)

ING Pioneer Fund Portfolio (Class S)

ING Pioneer High Yield Portfolio (Initial Class)

ING Pioneer Mid Cap Value Portfolio
(Class S)

ING Stock Index Portfolio
(Class I)

ING T. Rowe Price Capital Appreciation Portfolio (Class S)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)

ING T. Rowe Price Equity Income Portfolio (Class S)

ING T. Rowe Price Growth Equity Portfolio (Initial Class)

ING UBS U.S. Large Cap Equity Portfolio (Initial Class)

ING Van Kampen Comstock Portfolio
(Initial Class)

ING Van Kampen Equity and Income Portfolio (Initial Class)

ING Van Kampen Growth and Income Portfolio (Class S)

ING VP Balanced Portfolio, Inc. (Class I)

ING VP Financial Services Portfolio
(Class I)

The Funds (Continued)

ING VP Global Science and Technology Portfolio (Class I)

ING VP High Yield Bond Portfolio
(Class I)

ING VP Index Plus International Equity Portfolio (Class S)

ING VP Index Plus LargeCap Portfolio
(Class I)

ING VP Index Plus MidCap Portfolio
(Class I)

ING VP Index Plus SmallCap Portfolio
(Class I)

ING VP Intermediate Bond Portfolio
(Class I)

ING VP International Value Portfolio
(Class I)

ING VP MidCap Opportunities Portfolio (Class I)

ING VP Natural Resources Trust

ING VP Real Estate Portfolio (Class I)

ING VP SmallCap Opportunities Portfolio (Class I)

ING VP Strategic Allocation Conservative Portfolio (Class I) (formerly ING VP Strategic Allocation Income Portfolio)

ING VP Strategic Allocation Growth Portfolio (Class I)

ING VP Strategic Allocation Moderate Portfolio (Class I) (formerly ING VP Strategic Allocation Balanced Portfolio)

ING VP Value Opportunity Portfolio
(Class I)

Lord Abbett Series Fund- Growth and Income Portfolio (Class VC)

Lord Abbett Series Fund- Mid-Cap Value Portfolio (Class VC)

Neuberger Berman AMT Socially Responsive Portfolio®

PIMCO VIT Real Return Portfolio (Administrative Class)

Pioneer Equity Income VCT Portfolio
(Class I)

Pioneer High Yield VCT Portfolio
(Class I)

Wanger Select

Wanger U.S. Smaller Companies

A complete description of each of the funds, including their investment objectives, policies, risks and fees and expenses, is contained in each fund’s prospectus and statement of additional information.

3

OFFERING AND PURCHASE OF CONTRACTS

Effective January 1, 2004, the contracts are distributed by ING Financial Advisers, LLC, the principal underwriter for the contracts. ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. ING Financial Advisers, LLC is also a member of the National Association of Securities Dealers, Inc., and the Securities Investor Protection Corporation. ING Financial Advisers, LLC’s principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Prior to January 1, 2004, the contracts were distributed by Washington Square Securities, Inc. (WSSI), an affiliate of the Company. The contracts are distributed through life insurance agents who are registered representatives of ING Financial Advisers, LLC or of other broker-dealers who have entered into sales arrangements with ING Financial Advisers, LLC. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections entitled “Purchase and Rights” and “Your Account Value.”

Compensation was paid in the aggregate amount of $465,376 to the prior principal underwriter, WSSI, for the year ended December 31, 2003, in connection with the distribution of all variable annuity products issued by Separate Account N. Compensation paid to the principal underwriter ING Financial Advisers, LLC for the years ending December 31, 2005 and 2004 amounted to $8,819,577.41 and $6,829,698.77 in connection with the distribution of all registered variable annuity products issued by Separate Account N of ReliaStar Life Insurance Company. These amounts reflect compensation paid to ING Financial Advisers, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Separate Account N of ReliaStar Life Insurance Company.

INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see “The Income Phase” in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first income phase payment is due. Such value (less any applicable premium tax charge) is applied to provide income phase payments to you in accordance with the payment option and investment options elected.

The Annuity option tables found in the contract show, for each option, the amount of the first income phase payment for each $1,000 of value applied. Thereafter, variable payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first income phase payment and subsequent income phase payments also vary depending on the assumed net investment rate selected (3% per annum for 1999 Contracts and either 3.5% or 5% per annum for 2005 Contracts). For 2005 Contracts, selection of a 5% rate causes a higher first income phase payment then selection of a 3.5% rate, but income phase payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis.

If the actual net investment rate on the assets of the separate account is equal to the assumed investment rate, income phase payments will remain level. If the actual net investment rate exceeds the assumed investment rate, income phase payments will increase. Conversely, if it is less, than the payouts will decrease. For 1999 Contracts, income phase payments would decline if the actual net investment rate failed to increase by 3%. For 2005 Contracts where a 5% assumed investment rate is selected, income phase payments would decline if the actual net investment rate failed to increase by 5%. For 2005 Contracts where a 3.5% assumed investment rate is selected, income phase payments would decline if the actual net investment rate failed to increase by 3.5%. Use of the 3.5% assumed rate causes a lower first income phase payment, but subsequent income phase payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

4

When the income phase begins, the annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first income phase payment based upon a particular investment option, and (b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one valuation to the next (see “Your Account Value” in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a seven day valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3% per annum.

The operation of all these factors can be illustrated by the following hypothetical example, which assumes and assumed net investment rate of 3.5%. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:

Assume that, at the date income phase payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax charge is payable and that the annuity table in the contract provides, for the income phase payment option elected, a first monthly variable income phase payment of $6.68 per $1000 of value applied; the annuitant’s first monthly income phase payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit upon the valuation on which the first income phase payment was due was $13.400000. When this value is divided into the first monthly income phase payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

Suppose there were 30 days between the initial and second payment valuation dates. If the net investment factor with respect to the appropriate subaccount is 1.0032737 as of the tenth valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9971779* = .9999058^ 30 (to take into account 30 days of the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of1.000442. This is then multiplied by the Annuity Unit value for the prior valuation ($13.400000 from above) to produce an Annuity Unit value of $13.405928 for the valuation occurring when the second income phase payment is due.

The second monthly income phase payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.495928, which produces a payment of $273.67.

*Under 1999 Contracts with an assumed net investment rate of 3%, the appropriate factor to take into account such assumed rate would be 0.9975729=0.9999190^30. If an assumed net investment rate of 5% is elected under 2005 Contracts, the appropriate factor to take into account such assumed rate would be .9959968 = .9998663^30.

5

SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor’s Corporation and Moody’s Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar’s Variable Annuity/Life Performance Report and Lipper’s Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders or participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 600 Peachtree Street, Suite 2800, Atlanta, GA 30308, is the independent registered public accounting firm for the separate account and for the Company. The services provided to the separate account include primarily the audit of the separate account’s financial statements.

6

FINANCIAL STATEMENTS
ReliaStar Life Insurance Company
Separate Account N
Year ended December 31, 2005
with Report of Independent Registered Public Accounting Firm

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RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Financial Statements
Year ended December 31, 2005

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
ReliaStar Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Divisions constituting ReliaStar Life Insurance Company Separate Account N (the “Account”) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

The Account is comprised of the following Divisions:

AIM Variable Insurance Funds:
AIM V.I. Demographic Trends Fund - Series I Shares
The Alger American Funds:
Alger American Growth Portfolio - Class O
Alger American Leveraged AllCap Portfolio - Class O
Alger American MidCap Growth Portfolio - Class O
Alger American Small Capitalization Portfolio - Class O
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Growth® Portfolio - Initial Class
Fidelity® VIP Asset ManagerSM Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Growth Opportunities Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Money Market Portfolio - Initial Class
Fidelity® VIP Overseas Portfolio - Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund - Class 2
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Service Class
ING FMRSM Diversified Mid Cap Portfolio - Service Class
ING JPMorgan Emerging Markets Equity Portfolio - Service Class
ING JPMorgan Small Cap Equity Portfolio - Institutional Class
ING Julius Baer Foreign Portfolio - Service Class
ING Julius Baer Foreign Portfolio - Service 2 Class
ING Legg Mason Value Portfolio - Institutional Class
ING Limited Maturity Bond Portfolio - Service Class
ING Liquid Assets Portfolio - Institutional Class
ING Marsico Growth Portfolio - Service Class
ING Marsico Growth Portfolio - Service 2 Class
ING Marsico International Opportunities Portfolio - Institutional Class
ING MFS Total Return Portfolio - Service Class
ING Pioneer Fund Portfolio - Service Class
ING Pioneer Mid Cap Value Portfolio - Service Class
ING Stock Index Portfolio - Institutional Class
ING T. Rowe Price Capital Appreciation Portfolio - Service Class
ING T. Rowe Price Equity Income Portfolio - Service Class
ING T. Rowe Price Equity Income Portfolio - Service 2 Class
ING Van Kampen Growth and Income Portfolio - Service Class

ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class
ING American Century Select Portfolio - Initial Class
ING American Century Small Cap Value Portfolio - Initial Class
ING American Century Small Cap Value Portfolio - Service Class
ING Baron Small Cap Growth Portfolio - Initial Class
ING Baron Small Cap Growth Portfolio - Service Class
ING Davis Venture Value Portfolio - Initial Class
ING Fidelity® VIP Contrafund® Portfolio - Service Class
ING Fidelity® VIP Equity-Income Portfolio - Service Class
ING Fidelity® VIP Growth Portfolio - Service Class
ING Fidelity® VIP Mid Cap Portfolio - Service Class
ING Fundamental Research Portfolio - Initial Class
ING JPMorgan Fleming International Portfolio - Initial Class
ING JPMorgan Mid Cap Value Portfolio - Initial Class
ING JPMorgan Mid Cap Value Portfolio - Service Class
ING OpCap Balanced Value Portfolio - Initial Class
ING Oppenheimer Global Portfolio - Initial Class
ING Oppenheimer Global Portfolio - Service Class
ING PIMCO Total Return Portfolio - Initial Class
ING PIMCO Total Return Portfolio - Service Class
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class
ING Solution 2025 Portfolio - Service Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
ING T. Rowe Price Growth Equity Portfolio - Initial Class
ING T. Rowe Price Growth Equity Portfolio - Service Class
ING UBS U.S Large Cap Equity Portfolio - Initial Class
ING Van Kampen Comstock Portfolio - Initial Class
ING Van Kampen Comstock Portfolio - Service Class
ING Van Kampen Equity and Income Portfolio - Initial Class
ING Van Kampen Equity and Income Portfolio - Service Class
ING Strategic Allocations Portfolio, Inc.:
ING VP Strategic Allocation Balanced Portfolio - Class I
ING VP Strategic Allocation Growth Portfolio - Class I
ING VP Strategic Allocation Income Portfolio - Class I

ING Variable Portfolios, Inc.:
ING VP Global Science and Technology Portfolio - Class I
ING VP Index Plus LargeCap Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I
ING VP Index Plus SmallCap Portfolio - Class I
ING VP Small Company Portfolio - Class I
ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
ING VP Disciplined LargeCap Portfolio - Class I
ING VP Financial Services Portfolio - Class I
ING VP High Yield Bond Portfolio - Class I
ING VP International Value Portfolio - Class I
ING VP MagnaCap Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class I
ING VP SmallCap Opportunities Portfolio - Class I
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I
ING VP Money Market Portfolio - Class I:
ING VP Money Market Portfolio - Class I
ING VP Natural Resources Trust:
ING VP Natural Resources Trust
Janus Aspen Series:
Janus Aspen Series International Growth Portfolio - Institutional Shares
Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares

Janus Aspen Series (continued):
Janus Aspen Series Mid Cap Growth Portfolio - Institutional Shares
Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I
Neuberger Berman AMT Partners Portfolio® - Class I
Neuberger Berman AMT Socially Responsive Portfolio® - Class I
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Admin Class
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I
Pioneer High Yield VCT Portfolio - Class I
Premier VIT:
Premier VIT OpCap Equity Portfolio
Premier VIT OpCap Global Equity Portfolio
Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap Portfolio
Wanger Advisors Trust:
Wanger Select
Wanger U.S. Small Companies

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting ReliaStar Life Insurance Company Separate Account N at December 31, 2005, the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia
March 22, 2006

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	AIM V.I. Demographic Trends Fund - Series I Shares	Alger American Growth Portfolio - Class O	Alger American Leveraged AllCap Portfolio - Class O	Alger American MidCap Growth Portfolio - Class O	Alger American Small Capitalization Portfolio - Class O

Assets
Investments in mutual funds at fair value	$3,809	$44,674	$31,069	$36,330	$13,888

Total Assets	3,809	44,674	31,069	36,330	13,888

Liabilities
Payable to related parties	—	2	1	1	1

Net Assets	$3,809	$44,672	$31,068	$36,329	$13,887

Net Assets
Accumulation units	$3,809	$44,672	$31,068	$36,328	$13,887
Contracts in payout (annuitization)	—	—	—	1	—

Total net assets	$3,809	$44,672	$31,068	$36,329	$13,887

Total number of mutual fund shares	635,903	1,138,188	893,298	1,658,887	586,471

Cost of mutual fund shares	$3,246	$52,439	$35,873	$26,939	$9,315

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Equity- Income Portfolio - Initial Class	Fidelity® VIP Growth Opportunities Portfolio - Initial Class

Assets
Investments in mutual funds at fair value	$1,721	$15,699	$101,175	$65,147	$2,382

Total Assets	1,721	15,699	101,175	65,147	2,382

Liabilities
Payable to related parties	—	1	4	3	—

Net Assets	$1,721	$15,698	$101,171	$65,144	$2,382

Net Assets
Accumulation units	$1,721	$15,698	$101,171	$65,143	$2,382
Contracts in payout (annuitization)	—	—	—	1	—

Total net assets	$1,721	$15,698	$101,171	$65,144	$2,382

Total number of mutual fund shares	114,429	1,210,379	3,260,547	2,555,772	137,366

Cost of mutual fund shares	$1,842	$15,727	$75,323	$56,587	$1,914

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Money Market Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class

Assets
Investments in mutual funds at fair value	$44,127	$122,783	$24,117	$13,140	$937

Total Assets	44,127	122,783	24,117	13,140	937

Liabilities
Payable to related parties	2	5	1	1	—

Net Assets	$44,125	$122,778	$24,116	$13,139	$937

Net Assets
Accumulation units	$44,125	$122,778	$24,116	$13,034	$937
Contracts in payout (annuitization)	—	—	—	105	—

Total net assets	$44,125	$122,778	$24,116	$13,139	$937

Total number of mutual fund shares	1,309,421	865,399	1,890,018	13,139,909	45,464

Cost of mutual fund shares	$50,880	$111,046	$24,275	$13,140	$890

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	Franklin Small Cap Value Securities Fund - Class 2	ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	ING FMRSM Diversified Mid Cap Portfolio - Service Class	ING JPMorgan Emerging Markets Equity Portfolio - Service Class	ING JPMorgan Small Cap Equity Portfolio - Institutional Class

Assets
Investments in mutual funds at fair value	$254	$9	$32	$1,750	$77

Total Assets	254	9	32	1,750	77

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$254	$9	$32	$1,750	$77

Net Assets
Accumulation units	$254	$9	$32	$1,750	$77
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$254	$9	$32	$1,750	$77

Total number of mutual fund shares	15,157	489	2,445	119,311	6,140

Cost of mutual fund shares	$251	$9	$32	$1,573	$76

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Julius Baer Foreign Portfolio - Service Class	ING Julius Baer Foreign Portfolio - Service 2 Class	ING Legg Mason Value Portfolio - Institutional Class	ING Limited Maturity Bond Portfolio - Service Class	ING Liquid Assets Portfolio - Institutional Class

Assets
Investments in mutual funds at fair value	$3,304	$6	$637	$58	$1,443

Total Assets	3,304	6	637	58	1,443

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$3,304	$6	$637	$58	$1,443

Net Assets
Accumulation units	$3,304	$6	$637	$58	$1,443
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$3,304	$6	$637	$58	$1,443

Total number of mutual fund shares	252,975	496	59,903	5,450	1,442,617

Cost of mutual fund shares	$3,343	$6	$635	$58	$1,443

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Marsico Growth Portfolio - Service Class	ING Marsico Growth Portfolio - Service 2 Class	ING Marsico International Opportunities Portfolio - Institutional Class	ING MFS Total Return Portfolio - Service Class	ING Pioneer Fund Portfolio - Service Class

Assets
Investments in mutual funds at fair value	$276	$5	$158	$5,874	$—

Total Assets	276	5	158	5,874	—

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$276	$5	$158	$5,874	$—

Net Assets
Accumulation units	$276	$5	$158	$5,874	$—
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$276	$5	$158	$5,874	$—

Total number of mutual fund shares	17,475	308	12,747	322,210	17

Cost of mutual fund shares	$264	$4	$154	$5,936	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Pioneer Mid Cap Value Portfolio - Service Class	ING Stock Index Portfolio - Institutional Class	ING T. Rowe Price Capital Appreciation Portfolio - Service Class	ING T. Rowe Price Equity Income Portfolio - Service Class	ING T. Rowe Price Equity Income Portfolio - Service 2 Class

Assets
Investments in mutual funds at fair value	$50	$24	$2,185	$4,395	$11

Total Assets	50	24	2,185	4,395	11

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$50	$24	$2,185	$4,395	$11

Net Assets
Accumulation units	$50	$24	$2,185	$4,395	$11
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$50	$24	$2,185	$4,395	$11

Total number of mutual fund shares	4,547	2,128	86,959	318,965	800

Cost of mutual fund shares	$49	$23	$2,142	$4,240	$11

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Van Kampen Growth and Income Portfolio - Service Class	ING American Century Large Company Value Portfolio - Initial Class	ING American Century Select Portfolio - Initial Class	ING American Century Small Cap Value Portfolio - Initial Class	ING American Century Small Cap Value Portfolio - Service Class

Assets
Investments in mutual funds at fair value	$144	$44	$23,766	$1,472	$4

Total Assets	144	44	23,766	1,472	4

Liabilities
Payable to related parties	—	—	1	—	—

Net Assets	$144	$44	$23,765	$1,472	$4

Net Assets
Accumulation units	$144	$44	$23,765	$1,472	$4
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$144	$44	$23,765	$1,472	$4

Total number of mutual fund shares	5,317	3,067	2,517,576	125,091	341

Cost of mutual fund shares	$141	$43	$21,988	$1,521	$4

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Baron Small Cap Growth Portfolio - Initial Class	ING Baron Small Cap Growth Portfolio - Service Class	ING Davis Venture Value Portfolio - Initial Class	ING Fidelity® VIP Contrafund® Portfolio - Service Class	ING Fidelity® VIP Equity- Income Portfolio - Service Class

Assets
Investments in mutual funds at fair value	$1,959	$—	$34	$10	$6

Total Assets	1,959	—	34	10	6

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$1,959	$—	$34	$10	$6

Net Assets
Accumulation units	$1,959	$—	$34	$10	$6
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$1,959	$—	$34	$10	$6

Total number of mutual fund shares	120,821	30	1,802	840	569

Cost of mutual fund shares	$1,888	$—	$33	$9	$6

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Fidelity® VIP Growth Portfolio - Service Class	ING Fidelity® VIP Mid Cap Portfolio - Service Class	ING Fundamental Research Portfolio - Initial Class	ING JPMorgan Fleming International Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class

Assets
Investments in mutual funds at fair value	$—	$2	$3,189	$31	$5,151

Total Assets	—	2	3,189	31	5,151

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$—	$2	$3,189	$31	$5,151

Net Assets
Accumulation units	$—	$2	$3,189	$31	$5,151
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$—	$2	$3,189	$31	$5,151

Total number of mutual fund shares	12	129	350,445	2,294	367,434

Cost of mutual fund shares	$—	$2	$3,228	$31	$5,123

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING JPMorgan Mid Cap Value Portfolio - Service Class	ING OpCap Balanced Value Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Service Class	ING PIMCO Total Return Portfolio - Initial Class

Assets
Investments in mutual funds at fair value	$10	$49	$53,205	$5	$3,123

Total Assets	10	49	53,205	5	3,123

Liabilities
Payable to related parties	—	—	2	—	—

Net Assets	$10	$49	$53,203	$5	$3,123

Net Assets
Accumulation units	$10	$49	$53,200	$5	$3,123
Contracts in payout (annuitization)	—	—	3	—	—

Total net assets	$10	$49	$53,203	$5	$3,123

Total number of mutual fund shares	711	3,569	3,754,760	373	285,999

Cost of mutual fund shares	$10	$48	$45,362	$5	$3,127

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING PIMCO Total Return Portfolio - Service Class	ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	ING Salomon Brothers Large Cap Growth Portfolio - Initial Class	ING Solution 2025 Portfolio - Service Class	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class

Assets
Investments in mutual funds at fair value	$1	$9	$64	$3	$33,868

Total Assets	1	9	64	3	33,868

Liabilities
Payable to related parties	—	—	—	—	1

Net Assets	$1	$9	$64	$3	$33,867

Net Assets
Accumulation units	$1	$9	$64	$3	$33,867
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$1	$9	$64	$3	$33,867

Total number of mutual fund shares	107	209	5,481	238	3,915,418

Cost of mutual fund shares	$1	$9	$63	$3	$29,292

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	ING T. Rowe Price Growth Equity Portfolio - Initial Class	ING T. Rowe Price Growth Equity Portfolio - Service Class	ING UBS U.S. Large Cap Equity Portfolio - Initial Class	ING Van Kampen Comstock Portfolio - Initial Class

Assets
Investments in mutual funds at fair value	$4	$2,488	$6	$17	$4,389

Total Assets	4	2,488	6	17	4,389

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$4	$2,488	$6	$17	$4,389

Net Assets
Accumulation units	$4	$2,488	$6	$17	$4,389
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$4	$2,488	$6	$17	$4,389

Total number of mutual fund shares	423	47,289	120	1,886	359,130

Cost of mutual fund shares	$3	$2,229	$6	$17	$4,206

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING Van Kampen Comstock Portfolio - Service Class	ING Van Kampen Equity and Income Portfolio - Initial Class	ING Van Kampen Equity and Income Portfolio - Service Class	ING VP Strategic Allocation Balanced Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class I

Assets
Investments in mutual funds at fair value	$1	$313	$14	$1,250	$728

Total Assets	1	313	14	1,250	728

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$1	$313	$14	$1,250	$728

Net Assets
Accumulation units	$1	$313	$14	$1,250	$728
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$1	$313	$14	$1,250	$728

Total number of mutual fund shares	86	8,673	398	87,085	47,000

Cost of mutual fund shares	$1	$306	$14	$1,188	$693

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
 (Dollars in thousands)

	ING VP Strategic Allocation Income Portfolio - Class I	ING VP Global Science and Technology Portfolio - Class I	ING VP Index Plus LargeCap Portfolio - Class I	ING VP Index Plus MidCap Portfolio - Class I	ING VP Index Plus SmallCap Portfolio - Class I

Assets
Investments in mutual funds at fair value	$400	$81	$1,828	$8,100	$6,103

Total Assets	400	81	1,828	8,100	6,103

Liabilities
Payable to related parties	—	—	—	—	—

Net Assets	$400	$81	$1,828	$8,100	$6,103

Net Assets
Accumulation units	$400	$81	$1,828	$8,100	$6,103
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$400	$81	$1,828	$8,100	$6,103

Total number of mutual fund shares	30,157	19,052	118,515	433,384	365,878

Cost of mutual fund shares	$380	$81	$1,701	$7,723	$5,958

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING VP Small Company Portfolio - Class I	ING VP Value Opportunity Portfolio - Class I	ING VP Financial Services Portfolio - Class I	ING VP High Yield Bond Portfolio - Class I	ING VP International Value Portfolio - Class I

Assets
Investments in mutual funds at fair value	$—	$1,080	$90	$5,480	$26,790

Total Assets	—	1,080	90	5,480	26,790

Liabilities
Payable to related parties	—	—	—	—	1

Net Assets	$—	$1,080	$90	$5,480	$26,789

Net Assets
Accumulation units	$—	$1,080	$90	$5,480	$26,789
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$—	$1,080	$90	$5,480	$26,789

Total number of mutual fund shares	15	77,980	7,768	1,810,595	2,104,459

Cost of mutual fund shares	$—	$1,085	$86	$5,451	$24,988

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING VP MidCap Opportunities Portfolio - Class I	ING VP Real Estate Portfolio - Class I	ING VP SmallCap Opportunities Portfolio - Class I	ING VP Balanced Portfolio - Class I	ING VP Intermediate Bond Portfolio - Class I

Assets
Investments in mutual funds at fair value	$36,847	$2,413	$20,949	$32	$24

Total Assets	36,847	2,413	20,949	32	24

Liabilities
Payable to related parties	2	—	1	—	—

Net Assets	$36,845	$2,413	$20,948	$32	$24

Net Assets
Accumulation units	$36,845	$2,413	$20,948	$32	$24
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$36,845	$2,413	$20,948	$32	$24

Total number of mutual fund shares	4,867,486	161,317	1,180,889	2,344	1,846

Cost of mutual fund shares	$31,423	$2,223	$13,702	$32	$25

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	ING VP Natural Resources Trust	Janus Aspen Series International Growth Portfolio - Institutional Shares	Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I

Assets
Investments in mutual funds at fair value	$5,322	$23,707	$137	$449	$12,149

Total Assets	5,322	23,707	137	449	12,149

Liabilities
Payable to related parties	—	1	—	—	1

Net Assets	$5,322	$23,706	$137	$449	$12,148

Net Assets
Accumulation units	$5,322	$23,706	$137	$449	$12,148
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$5,322	$23,706	$137	$449	$12,148

Total number of mutual fund shares	222,657	667,225	5,256	21,272	961,149

Cost of mutual fund shares	$4,810	$18,207	$144	$463	$12,632

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	Neuberger Berman AMT Partners Portfolio® - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO Real Return Portfolio - Admin Class	Pioneer Equity Income VCT Portfolio - Class I

Assets
Investments in mutual funds at fair value	$20,481	$3,252	$3	$1,839	$48

Total Assets	20,481	3,252	3	1,839	48

Liabilities
Payable to related parties	1	—	—	—	—

Net Assets	$20,480	$3,252	$3	$1,839	$48

Net Assets
Accumulation units	$20,480	$3,252	$3	$1,839	$48
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$20,480	$3,252	$3	$1,839	$48

Total number of mutual fund shares	956,612	218,120	148	144,944	2,238

Cost of mutual fund shares	$15,942	$2,518	$2	$1,870	$47

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	Pioneer High Yield VCT Portfolio - Class I	Premier VIT OpCap Equity Portfolio	Premier VIT OpCap Global Equity Portfolio	Premier VIT OpCap Managed Portfolio	Premier VIT OpCap Small Cap Portfolio

Assets
Investments in mutual funds at fair value	$981	$5,821	$6,457	$16,700	$24,488

Total Assets	981	5,821	6,457	16,700	24,488

Liabilities
Payable to related parties	—	—	—	1	1

Net Assets	$981	$5,821	$6,457	$16,699	$24,487

Net Assets
Accumulation units	$981	$5,821	$6,457	$16,699	$24,487
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$981	$5,821	$6,457	$16,699	$24,487

Total number of mutual fund shares	90,163	151,661	384,808	387,653	782,873

Cost of mutual fund shares	$983	$5,244	$5,381	$15,593	$22,806

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Assets and Liabilities
December 31, 2005
(Dollars in thousands)

	Wanger Select	Wanger U.S. Smaller Companies

Assets
Investments in mutual funds at fair value	$1,352	$1,313

Total Assets	1,352	1,313

Liabilities
Payable to related parties	—	—

Net Assets	$1,352	$1,313

Net Assets
Accumulation units	$1,352	$1,313
Contracts in payout (annuitization)	—	—

Total net assets	$1,352	$1,313

Total number of mutual fund shares	59,645	37,621

Cost of mutual fund shares	$1,227	$1,216

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	AIM V.I. Demographic Trends Fund - Series I Shares	Alger American Growth Portfolio - Class O	Alger American Leveraged AllCap Portfolio - Class O	Alger American MidCap Growth Portfolio - Class O	Alger American Small Capitalization Portfolio - Class O

Net investment income (loss)
Income:
Dividends	$—	$111	$—	$—	$—

Total investment income	—	111	—	—	—
Expenses:
Mortality and expense risk and other charges	67	651	429	520	183

Total expenses	67	651	429	520	183

Net investment income (loss)	(67)	(540)	(429)	(520)	(183)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	139	(4,613)	(2,937)	633	922
Capital gains distributions	—	—	—	1,450	—

Total realized gain (loss) on investments and capital gains distributions	139	(4,613)	(2,937)	2,083	922
Net unrealized appreciation (depreciation) of investments	42	9,639	7,028	1,285	1,061

Net realized and unrealized gain (loss) on investments	181	5,026	4,091	3,368	1,983

Net increase (decrease) in net assets resulting from operations	$114	$4,486	$3,662	$2,848	$1,800

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Equity- Income Portfolio - Initial Class	Fidelity® VIP Growth Opportunities Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$50	$425	$268	$1,080	$21

Total investment income	50	425	268	1,080	21
Expenses:
Mortality and expense risk and other charges	25	236	1,304	916	32

Total expenses	25	236	1,304	916	32

Net investment income (loss)	25	189	(1,036)	164	(11)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(55)	(1,102)	1,243	30	14
Capital gains distributions	1	—	18	2,372	—

Total realized gain (loss) on investments and capital gains distributions	(54)	(1,102)	1,261	2,402	14
Net unrealized appreciation (depreciation) of investments	70	1,229	13,410	171	158

Net realized and unrealized gain (loss) on investments	16	127	14,671	2,573	172

Net increase (decrease) in net assets resulting from operations	$41	$316	$13,635	$2,737	$161

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Money Market Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$234	$2,220	$907	$411	$7

Total investment income	234	2,220	907	411	7
Expenses:
Mortality and expense risk and other charges	632	1,749	347	198	13

Total expenses	632	1,749	347	198	13

Net investment income (loss)	(398)	471	560	213	(6)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(3,078)	(465)	(601)	—	(32)
Capital gains distributions	—	—	548	—	5

Total realized gain (loss) on investments and capital gains distributions	(3,078)	(465)	(53)	—	(27)
Net unrealized appreciation (depreciation) of investments	5,206	3,965	(331)	—	179

Net realized and unrealized gain (loss) on investments	2,128	3,500	(384)	—	152

Net increase (decrease) in net assets resulting from operations	$1,730	$3,971	$176	$213	$146

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Franklin Small Cap Value Securities Fund - Class 2	ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	ING FMRSM Diversified Mid Cap Portfolio - Service Class	ING JPMorgan Emerging Markets Equity Portfolio - Service Class	ING JPMorgan Small Cap Equity Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—	$—

Total investment income	—	—	—	—	—
Expenses:
Mortality and expense risk and other charges	1	—	—	6	—

Total expenses	1	—	—	6	—

Net investment income (loss)	(1)	—	—	(6)	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	2	3	—	(57)	(1)
Capital gains distributions	—	—	—	—	3

Total realized gain (loss) on investments and capital gains distributions	2	3	—	(57)	2
Net unrealized appreciation (depreciation) of investments	3	—	—	178	1

Net realized and unrealized gain (loss) on investments	5	3	—	121	3

Net increase (decrease) in net assets resulting from operations	$4	$3	$—	$115	$3

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Julius Baer Foreign Portfolio - Service Class	ING Julius Baer Foreign Portfolio - Service 2 Class	ING Legg Mason Value Portfolio - Institutional Class	ING Limited Maturity Bond Portfolio - Service Class	ING Liquid Assets Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$2	$—	$—	$—	$5

Total investment income	2	—	—	—	5
Expenses:
Mortality and expense risk and other charges	34	—	2	—	2

Total expenses	34	—	2	—	2

Net investment income (loss)	(32)	—	(2)	—	3

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	426	—	21	—	—
Capital gains distributions	214	—	—	—	—

Total realized gain (loss) on investments and capital gains distributions	640	—	21	—	—
Net unrealized appreciation (depreciation) of investments	(280)	1	2	—	—

Net realized and unrealized gain (loss) on investments	360	1	23	—	—

Net increase (decrease) in net assets resulting from operations	$328	$1	$21	$—	$3

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Marsico Growth Portfolio - Service Class	ING Marsico Growth Portfolio - Service 2 Class	ING Marsico International Opportunities Portfolio - Institutional Class	ING MFS Total Return Portfolio - Service Class	ING Pioneer Fund Portfolio - Service Class

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$121	$—

Total investment income	—	—	—	121	—
Expenses:
Mortality and expense risk and other charges	2	—	1	69	—

Total expenses	2	—	1	69	—

Net investment income (loss)	(2)	—	(1)	52	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	7	—	18	52	—
Capital gains distributions	—	—	2	192	—

Total realized gain (loss) on investments and capital gains distributions	7	—	20	244	—
Net unrealized appreciation (depreciation) of investments	12	1	4	(210)	—

Net realized and unrealized gain (loss) on investments	19	1	24	34	—

Net increase (decrease) in net assets resulting from operations	$17	$1	$23	$86	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Pioneer Mid Cap Value Portfolio - Service Class	ING Stock Index Portfolio - Institutional Class	ING T. Rowe Price Capital Appreciation Portfolio - Service Class	ING T. Rowe Price Equity Income Portfolio - Service Class	ING T. Rowe Price Equity Income Portfolio - Service 2 Class

Net investment income (loss)
Income:
Dividends	$—	$—	$5	$46	$—

Total investment income	—	—	5	46	—
Expenses:
Mortality and expense risk and other charges	—	—	9	53	—

Total expenses	—	—	9	53	—

Net investment income (loss)	—	—	(4)	(7)	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	2	4	168	—
Capital gains distributions	—	—	13	93	—

Total realized gain (loss) on investments and capital gains distributions	1	2	17	261	—
Net unrealized appreciation (depreciation) of investments	1	1	43	(131)	—

Net realized and unrealized gain (loss) on investments	2	3	60	130	—

Net increase (decrease) in net assets resulting from operations	$2	$3	$56	$123	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Van Kampen Growth and Income Portfolio - Service Class	ING American Century Large Company Value Portfolio - Initial Class	ING American Century Select Portfolio - Initial Class	ING American Century Small Cap Value Portfolio - Initial Class	ING American Century Small Cap Value Portfolio - Service Class

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$6	$—

Total investment income	—	—	—	6	—
Expenses:
Mortality and expense risk and other charges	—	—	243	18	—

Total expenses	—	—	243	18	—

Net investment income (loss)	—	—	(243)	(12)	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	—	148	34	—
Capital gains distributions	—	—	—	159	—

Total realized gain (loss) on investments and capital gains distributions	—	—	148	193	—
Net unrealized appreciation (depreciation) of investments	2	—	1,778	(98)	—

Net realized and unrealized gain (loss) on investments	2	—	1,926	95	—

Net increase (decrease) in net assets resulting from operations	$2	$—	$1,683	$83	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Baron Small Cap Growth Portfolio - Initial Class	ING Baron Small Cap Growth Portfolio - Service Class	ING Davis Venture Value Portfolio - Initial Class	ING Fidelity® VIP Contrafund® Portfolio - Service Class	ING Fidelity® VIP Equity- Income Portfolio - Service Class

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—	$—

Total investment income	—	—	—	—	—
Expenses:
Mortality and expense risk and other charges	34	—	—	—	—

Total expenses	34	—	—	—	—

Net investment income (loss)	(34)	—	—	—	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	161	—	—	—	—
Capital gains distributions	—	—	—	—	—

Total realized gain (loss) on investments and capital gains distributions	161	—	—	—	—
Net unrealized appreciation (depreciation) of investments	(36)	—	—	1	—

Net realized and unrealized gain (loss) on investments	125	—	—	1	—

Net increase (decrease) in net assets resulting from operations	$91	$—	$—	$1	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Fidelity® VIP Growth Portfolio - Service Class	ING Fidelity® VIP Mid Cap Portfolio - Service Class	ING Fundamental Research Portfolio - Initial Class	ING JPMorgan Fleming International Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—	$26

Total investment income	—	—	—	—	26
Expenses:
Mortality and expense risk and other charges	—	—	4	1	64

Total expenses	—	—	4	1	64

Net investment income (loss)	—	—	(4)	(1)	(38)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	—	—	(6)	230
Capital gains distributions	—	—	—	—	361

Total realized gain (loss) on investments and capital gains distributions	—	—	—	(6)	591
Net unrealized appreciation (depreciation) of investments	—	—	(39)	—	(226)

Net realized and unrealized gain (loss) on investments	—	—	(39)	(6)	365

Net increase (decrease) in net assets resulting from operations	$—	$—	$(43)	$(7)	$327

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING JPMorgan Mid Cap Value Portfolio - Service Class	ING OpCap Balanced Value Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Service Class	ING PIMCO Total Return Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$—	$—	$438	$—	$40

Total investment income	—	—	438	—	40
Expenses:
Mortality and expense risk and other charges	—	—	513	—	31

Total expenses	—	—	513	—	31

Net investment income (loss)	—	—	(75)	—	9

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	1	534	—	2
Capital gains distributions	1	—	911	—	27

Total realized gain (loss) on investments and capital gains distributions	1	1	1,445	—	29
Net unrealized appreciation (depreciation) of investments	—	1	7,764	—	(21)

Net realized and unrealized gain (loss) on investments	1	2	9,209	—	8

Net increase (decrease) in net assets resulting from operations	$1	$2	$9,134	$—	$17

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING PIMCO Total Return Portfolio - Service Class	ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	ING Salomon Brothers Large Cap Growth Portfolio - Initial Class	ING Solution 2025 Portfolio - Service Class	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$—	$—

Total investment income	—	—	—	—	—
Expenses:
Mortality and expense risk and other charges	—	—	—	—	326

Total expenses	—	—	—	—	326

Net investment income (loss)	—	—	—	—	(326)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	1	—	—	212
Capital gains distributions	—	—	—	—	574

Total realized gain (loss) on investments and capital gains distributions	—	1	—	—	786
Net unrealized appreciation (depreciation) of investments	—	—	1	—	4,577

Net realized and unrealized gain (loss) on investments	—	1	1	—	5,363

Net increase (decrease) in net assets resulting from operations	$—	$1	$1	$—	$5,037

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	ING T. Rowe Price Growth Equity Portfolio - Initial Class	ING T. Rowe Price Growth Equity Portfolio - Service Class	ING UBS U.S. Large Cap Equity Portfolio - Initial Class	ING Van Kampen Comstock Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$—	$10	$—	$—	$23

Total investment income	—	10	—	—	23
Expenses:
Mortality and expense risk and other charges	—	28	—	—	48

Total expenses	—	28	—	—	48

Net investment income (loss)	—	(18)	—	—	(25)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	31	—	2	27
Capital gains distributions	—	—	—	—	135

Total realized gain (loss) on investments and capital gains distributions	—	31	—	2	162
Net unrealized appreciation (depreciation) of investments	—	112	—	—	(9)

Net realized and unrealized gain (loss) on investments	—	143	—	2	153

Net increase (decrease) in net assets resulting from operations	$—	$125	$—	$2	$128

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING Van Kampen Comstock Portfolio - Service Class	ING Van Kampen Equity and Income Portfolio - Initial Class	ING Van Kampen Equity and Income Portfolio - Service Class	ING VP Strategic Allocation Balanced Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$15	$5

Total investment income	—	—	—	15	5
Expenses:
Mortality and expense risk and other charges	—	1	—	14	6

Total expenses	—	1	—	14	6

Net investment income (loss)	—	(1)	—	1	(1)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	—	—	14	7
Capital gains distributions	—	—	—	—	—

Total realized gain (loss) on investments and capital gains distributions	—	—	—	14	7
Net unrealized appreciation (depreciation) of investments	—	7	1	21	20

Net realized and unrealized gain (loss) on investments	—	7	1	35	27

Net increase (decrease) in net assets resulting from operations	$—	$6	$1	$36	$26

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING VP Strategic Allocation Income Portfolio - Class I	ING VP Global Science and Technology Portfolio - Class I	ING VP Index Plus LargeCap Portfolio - Class I	ING VP Index Plus MidCap Portfolio - Class I	ING VP Index Plus SmallCap Portfolio- Class I

Net investment income (loss)
Income:
Dividends	$7	$—	$20	$22	$12

Total investment income	7	—	20	22	12
Expenses:
Mortality and expense risk and other charges	6	1	21	72	53

Total expenses	6	1	21	72	53

Net investment income (loss)	1	(1)	(1)	(50)	(41)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	11	10	18	138	135
Capital gains distributions	—	—	—	339	193

Total realized gain (loss) on investments and capital gains distributions	11	10	18	477	328
Net unrealized appreciation (depreciation) of investments	(6)	(5)	54	140	(19)

Net realized and unrealized gain (loss) on investments	5	5	72	617	309

Net increase (decrease) in net assets resulting from operations	$6	$4	$71	$567	$268

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING VP Small Company Portfolio - Class I	ING VP Value Opportunity Portfolio - Class I	ING VP Disciplined LargeCap Portfolio - Class I	ING VP Financial Services Portfolio - Class I	ING VP High Yield Bond Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$—	$—	$32	$—	$443

Total investment income	—	—	32	—	443
Expenses:
Mortality and expense risk and other charges	—	1	52	1	101

Total expenses	—	1	52	1	101

Net investment income (loss)	—	(1)	(20)	(1)	342

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	—	471	1	(22)
Capital gains distributions	—	—	—	1	—

Total realized gain (loss) on investments and capital gains distributions	—	—	471	2	(22)
Net unrealized appreciation (depreciation) of investments	—	(5)	(309)	1	(287)

Net realized and unrealized gain (loss) on investments	—	(5)	162	3	(309)

Net increase (decrease) in net assets resulting from operations	$—	$(6)	$142	$2	$33

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING VP International Value Portfolio - Class I	ING VP MagnaCap Portfolio - Class I	ING VP MidCap Opportunities Portfolio - Class I	ING VP Real Estate Portfolio - Class I	ING VP SmallCap Opportunities Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$613	$13	$—	$49	$—

Total investment income	613	13	—	49	—
Expenses:
Mortality and expense risk and other charges	355	14	511	26	291

Total expenses	355	14	511	26	291

Net investment income (loss)	258	(1)	(511)	23	(291)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	2,790	202	461	112	1,328
Capital gains distributions	1,545	101	—	—	—

Total realized gain (loss) on investments and capital gains distributions	4,335	303	461	112	1,328
Net unrealized appreciation (depreciation) of investments	(2,636)	(233)	3,060	115	403

Net realized and unrealized gain (loss) on investments	1,699	70	3,521	227	1,731

Net increase (decrease) in net assets resulting from operations	$1,957	$69	$3,010	$250	$1,440

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	ING VP Balanced Portfolio - Class I	ING VP Intermediate Bond Portfolio - Class I	ING VP Money Market Portfolio - Class I	ING VP Natural Resources Trust	Janus Aspen Series International Growth Portfolio - Institutional Shares

Net investment income (loss)
Income:
Dividends	$—	$1	$—	$2	$245

Total investment income	—	1	—	2	245
Expenses:
Mortality and expense risk and other charges	—	—	—	54	288

Total expenses	—	—	—	54	288

Net investment income (loss)	—	1	—	(52)	(43)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	—	—	800	4,640
Capital gains distributions	—	—	—	129	—

Total realized gain (loss) on investments and capital gains distributions	—	—	—	929	4,640
Net unrealized appreciation (depreciation) of investments	—	(1)	—	449	1,170

Net realized and unrealized gain (loss) on investments	—	(1)	—	1,378	5,810

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$1,326	$5,767

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares	Janus Aspen Series Mid Cap Growth Portfolio - Institutional Shares	Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares	Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC

Net investment income (loss)
Income:
Dividends	$—	$—	$—	$1	$1

Total investment income	—	—	—	1	1
Expenses:
Mortality and expense risk and other charges	108	132	203	—	1

Total expenses	108	132	203	—	1

Net investment income (loss)	(108)	(132)	(203)	1	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(12,144)	(22,822)	6,211	—	2
Capital gains distributions	—	—	—	8	20

Total realized gain (loss) on investments and capital gains distributions	(12,144)	(22,822)	6,211	8	22
Net unrealized appreciation (depreciation) of investments	10,357	20,567	(7,780)	(7)	(15)

Net realized and unrealized gain (loss) on investments	(1,787)	(2,255)	(1,569)	1	7

Net increase (decrease) in net assets resulting from operations	$(1,895)	$(2,387)	$(1,772)	$2	$7

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I	Neuberger Berman AMT Partners Portfolio® - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO Real Return Portfolio - Admin Class

Net investment income (loss)
Income:
Dividends	$315	$194	$—	$—	$52

Total investment income	315	194	—	—	52
Expenses:
Mortality and expense risk and other charges	163	277	42	—	25

Total expenses	163	277	42	—	25

Net investment income (loss)	152	(83)	(42)	—	27

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(56)	1,119	117	—	(11)
Capital gains distributions	—	5	8	—	20

Total realized gain (loss) on investments and capital gains distributions	(56)	1,124	125	—	9
Net unrealized appreciation (depreciation) of investments	(94)	1,981	85	—	(23)

Net realized and unrealized gain (loss) on investments	(150)	3,105	210	—	(14)

Net increase (decrease) in net assets resulting from operations	$2	$3,022	$168	$—	$13

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Pioneer Equity Income VCT Portfolio - Class I	Pioneer High Yield VCT Portfolio - Class I	Premier VIT OpCap Equity Portfolio	Premier VIT OpCap Global Equity Portfolio	Premier VIT OpCap Managed Portfolio

Net investment income (loss)
Income:
Dividends	$—	$43	$24	$18	$210

Total investment income	—	43	24	18	210
Expenses:
Mortality and expense risk and other charges	—	11	83	80	248

Total expenses	—	11	83	80	248

Net investment income (loss)	—	32	(59)	(62)	(38)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	(18)	673	232	978
Capital gains distributions	—	23	—	—	568

Total realized gain (loss) on investments and capital gains distributions	—	5	673	232	1,546
Net unrealized appreciation (depreciation) of investments	—	(36)	(326)	195	(822)

Net realized and unrealized gain (loss) on investments	—	(31)	347	427	724

Net increase (decrease) in net assets resulting from operations	$—	$1	$288	$365	$686

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Operations
For the year ended December 31, 2005
(Dollars in thousands)

	Premier VIT OpCap Small Cap Portfolio	Wanger Select	Wanger U.S. Smaller Companies

Net investment income (loss)
Income:
Dividends	$—	$—	$—

Total investment income	—	—	—
Expenses:
Mortality and expense risk and other charges	365	19	12

Total expenses	365	19	12

Net investment income (loss)	(365)	(19)	(12)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1,120	33	43
Capital gains distributions	3,817	72	—

Total realized gain (loss) on investments and capital gains distributions	4,937	105	43
Net unrealized appreciation (depreciation) of investments	(5,258)	58	73

Net realized and unrealized gain (loss) on investments	(321)	163	116

Net increase (decrease) in net assets resulting from operations	$(686)	$144	$104

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	AIM V.I. Demographic Trends Fund - Series I Shares	Alger American Growth Portfolio - Class O	Alger American Leveraged AllCap Portfolio - Class O	Alger American MidCap Growth Portfolio - Class O

Net assets at January 1, 2004	$6,357	$53,542	$34,205	$38,212

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(94)	(719)	(461)	(542)
Net realized gain (loss) on investments and capital gains distributions	(1,091)	(3,688)	(3,250)	(1,600)
Net unrealized appreciation (depreciation) of investments	1,638	6,197	5,715	6,162

Net increase (decrease) in net assets from operations	453	1,790	2,004	4,020
Changes from principal transactions:
Premiums	328	3,797	3,153	3,741
Surrenders and withdrawals	(1,198)	(5,391)	(2,750)	(3,502)
Policy loans	(1)	(56)	(23)	(75)
Annuity payments	—	—	—	—
Death benefits	(23)	(91)	(43)	(113)
Transfers between Divisions (including fixed account), net	879	(3,178)	(3,796)	(2,691)
Contract charges	(4)	(43)	(32)	(30)

Increase (decrease) in net assets derived from principal transactions	(19)	(4,962)	(3,491)	(2,670)

Total increase (decrease) in net assets	434	(3,172)	(1,487)	1,350

Net assets at December 31, 2004	6,791	50,370	32,718	39,562

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(67)	(540)	(429)	(520)
Net realized gain (loss) on investments and capital gains distributions	139	(4,613)	(2,937)	2,083
Net unrealized appreciation (depreciation) of investments	42	9,639	7,028	1,285

Net increase (decrease) in net assets from operations	114	4,486	3,662	2,848
Changes from principal transactions:
Premiums	262	2,972	2,320	3,156
Surrenders and withdrawals	(1,501)	(6,290)	(3,900)	(4,560)
Policy loans	(12)	(97)	(102)	(97)
Annuity payments	—	—	—	—
Death benefits	(27)	(180)	(64)	(96)
Transfers between Divisions (including fixed account), net	(1,815)	(6,560)	(3,541)	(4,461)
Contract charges	(3)	(29)	(25)	(23)

Increase (decrease) in net assets derived from principal transactions	(3,096)	(10,184)	(5,312)	(6,081)

Total increase (decrease) in net assets	(2,982)	(5,698)	(1,650)	(3,233)

Net assets at December 31, 2005	$3,809	$44,672	$31,068	$36,329

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Alger American Small Capitalization Portfolio - Class O	Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Initial Class

Net assets at January 1, 2004	$13,873	$2,279	$19,314	$74,188

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(195)	32	177	(834)
Net realized gain (loss) on investments and capital gains distributions	645	(79)	(679)	78
Net unrealized appreciation (depreciation) of investments	1,385	127	1,311	11,313

Net increase (decrease) in net assets from operations	1,835	80	809	10,557
Changes from principal transactions:
Premiums	1,114	—	1,262	6,042
Surrenders and withdrawals	(1,229)	(346)	(1,923)	(7,738)
Policy loans	(9)	(8)	(44)	(259)
Annuity payments	—	—	—	—
Death benefits	(18)	—	(67)	(129)
Transfers between Divisions (including fixed account), net	(1,994)	(41)	(273)	5,023
Contract charges	(5)	(2)	(12)	(46)

Increase (decrease) in net assets derived from principal transactions	(2,141)	(397)	(1,057)	2,893

Total increase (decrease) in net assets	(306)	(317)	(248)	13,450

Net assets at December 31, 2004	13,567	1,962	19,066	87,638

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(183)	25	189	(1,036)
Net realized gain (loss) on investments and capital gains distributions	922	(54)	(1,102)	1,261
Net unrealized appreciation (depreciation) of investments	1,061	70	1,229	13,410

Net increase (decrease) in net assets from operations	1,800	41	316	13,635
Changes from principal transactions:
Premiums	873	—	1,088	7,185
Surrenders and withdrawals	(1,597)	(203)	(3,127)	(12,273)
Policy loans	(70)	(3)	(26)	(145)
Annuity payments	—	—	—	—
Death benefits	(29)	(5)	(127)	(512)
Transfers between Divisions (including fixed account), net	(654)	(72)	(1,483)	5,688
Contract charges	(3)	1	(9)	(45)

Increase (decrease) in net assets derived from principal transactions	(1,480)	(282)	(3,684)	(102)

Total increase (decrease) in net assets	320	(241)	(3,368)	13,533

Net assets at December 31, 2005	$13,887	$1,721	$15,698	$101,171

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Fidelity® VIP Equity- Income Portfolio - Initial Class	Fidelity® VIP Growth Opportunities Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class

Net assets at January 1, 2004	$59,666	$2,339	$51,875	$122,998

Increase (decrease) in net assets
Operations:
Net investment income (loss)	67	(20)	(571)	(112)
Net realized gain (loss) on investments and capital gains distributions	84	(117)	(2,253)	(1,281)
Net unrealized appreciation (depreciation) of investments	5,919	264	3,678	12,114

Net increase (decrease) in net assets from operations	6,070	127	854	10,721
Changes from principal transactions:
Premiums	5,309	292	4,472	11,534
Surrenders and withdrawals	(6,331)	(218)	(4,916)	(12,208)
Policy loans	(164)	(6)	(101)	(340)
Annuity payments	—	—	—	—
Death benefits	(117)	(5)	(66)	(300)
Transfers between Divisions (including fixed account), net	3,185	(125)	(2,712)	(2,167)
Contract charges	(30)	(2)	(42)	(90)

Increase (decrease) in net assets derived from principal transactions	1,852	(64)	(3,365)	(3,571)

Total increase (decrease) in net assets	7,922	63	(2,511)	7,150

Net assets at December 31, 2004	67,588	2,402	49,364	130,148

Increase (decrease) in net assets
Operations:
Net investment income (loss)	164	(11)	(398)	471
Net realized gain (loss) on investments and capital gains distributions	2,402	14	(3,078)	(465)
Net unrealized appreciation (depreciation) of investments	171	158	5,206	3,965

Net increase (decrease) in net assets from operations	2,737	161	1,730	3,971
Changes from principal transactions:
Premiums	4,866	455	3,856	10,195
Surrenders and withdrawals	(7,354)	(277)	(5,568)	(14,536)
Policy loans	(115)	11	(93)	(231)
Annuity payments	(1)	—	—	—
Death benefits	(167)	(16)	(300)	(629)
Transfers between Divisions (including fixed account), net	(2,390)	(353)	(4,839)	(6,082)
Contract charges	(20)	(1)	(25)	(58)

Increase (decrease) in net assets derived from principal transactions	(5,181)	(181)	(6,969)	(11,341)

Total increase (decrease) in net assets	(2,444)	(20)	(5,239)	(7,370)

Net assets at December 31, 2005	$65,144	$2,382	$44,125	$122,778

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity® VIP Money Market Portfolio - Initial Class	Fidelity® VIP Overseas Portfolio - Initial Class	Franklin Small Cap Value Securities Fund - Class 2

Net assets at January 1, 2004	$25,245	$20,008	$1,113	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	690	(37)	(1)	—
Net realized gain (loss) on investments and capital gains distributions	927	—	(58)	—
Net unrealized appreciation (depreciation) of investments	(872)	—	174	—

Net increase (decrease) in net assets from operations	745	(37)	115	—
Changes from principal transactions:
Premiums	2,956	27,795	—	—
Surrenders and withdrawals	(3,118)	(5,782)	(153)	—
Policy loans	(42)	43	(3)	—
Annuity payments	—	(5)	—	—
Death benefits	(63)	(128)	—	—
Transfers between Divisions (including fixed account), net	(295)	(27,583)	(34)	—
Contract charges	(13)	—	(2)	—

Increase (decrease) in net assets derived from principal transactions	(575)	(5,660)	(192)	—

Total increase (decrease) in net assets	170	(5,697)	(77)	—

Net assets at December 31, 2004	25,415	14,311	1,036	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	560	213	(6)	(1)
Net realized gain (loss) on investments and capital gains distributions	(53)	—	(27)	2
Net unrealized appreciation (depreciation) of investments	(331)	—	179	3

Net increase (decrease) in net assets from operations	176	213	146	4
Changes from principal transactions:
Premiums	2,874	12,203	—	18
Surrenders and withdrawals	(3,285)	(3,137)	(204)	(8)
Policy loans	(78)	47	(8)	—
Annuity payments	—	(14)	—	—
Death benefits	(22)	(210)	(13)	—
Transfers between Divisions (including fixed account), net	(954)	(10,277)	(17)	241
Contract charges	(10)	3	(3)	(1)

Increase (decrease) in net assets derived from principal transactions	(1,475)	(1,385)	(245)	250

Total increase (decrease) in net assets	(1,299)	(1,172)	(99)	254

Net assets at December 31, 2005	$24,116	$13,139	$937	$254

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	ING FMRSM Diversified Mid Cap Portfolio - Service Class	ING JPMorgan Emerging Markets Equity Portfolio - Service Class	ING JPMorgan Small Cap Equity Portfolio - Institutional Class

Net assets at January 1, 2004	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Net realized gain (loss) on investments and capital gains distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments	—	—	—	—

Net increase (decrease) in net assets from operations	—	—	—	—
Changes from principal transactions:
Premiums	—	—	—	—
Surrenders and withdrawals	—	—	—	—
Policy loans	—	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net assets at December 31, 2004	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	(6)	—
Net realized gain (loss) on investments and capital gains distributions	3	—	(57)	2
Net unrealized appreciation (depreciation) of investments	—	—	178	1

Net increase (decrease) in net assets from operations	3	—	115	3
Changes from principal transactions:
Premiums	3	1	32	5
Surrenders and withdrawals	—	—	(81)	(32)
Policy loans	—	—	(1)	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	3	31	1,686	102
Contract charges	—	—	(1)	(1)

Increase (decrease) in net assets derived from principal transactions	6	32	1,635	74

Total increase (decrease) in net assets	9	32	1,750	77

Net assets at December 31, 2005	$9	$32	$1,750	$77

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Julius Baer Foreign Portfolio - Service Class	ING Julius Baer Foreign Portfolio - Service 2 Class	ING Legg Mason Value Portfolio - Institutional Class	ING Limited Maturity Bond Portfolio - Service Class

Net assets at January 1, 2004	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	—	—	—
Net realized gain (loss) on investments and capital gains distributions	31	—	—	—
Net unrealized appreciation (depreciation) of investments	241	—	—	—

Net increase (decrease) in net assets from operations	267	—	—	—
Changes from principal transactions:
Premiums	69	—	—	—
Surrenders and withdrawals	(20)	—	—	—
Policy loans	6	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	1,646	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	1,701	—	—	—

Total increase (decrease) in net assets	1,968	—	—	—

Net assets at December 31, 2004	1,968	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(32)	—	(2)	—
Net realized gain (loss) on investments and capital gains distributions	640	—	21	—
Net unrealized appreciation (depreciation) of investments	(280)	1	2	—

Net increase (decrease) in net assets from operations	328	1	21	—
Changes from principal transactions:
Premiums	1,025	5	41	3
Surrenders and withdrawals	(392)	—	(31)	(1)
Policy loans	5	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	373	—	607	56
Contract charges	(3)	—	(1)	—

Increase (decrease) in net assets derived from principal transactions	1,008	5	616	58

Total increase (decrease) in net assets	1,336	6	637	58

Net assets at December 31, 2005	$3,304	$6	$637	$58

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Liquid Assets Portfolio - Institutional Class	ING Marsico Growth Portfolio - Service Class	ING Marsico Growth Portfolio - Service 2 Class	ING Marsico International Opportunities Portfolio - Institutional Class

Net assets at January 1, 2004	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Net realized gain (loss) on investments and capital gains distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments	—	—	—	—

Net increase (decrease) in net assets from operations	—	—	—	—
Changes from principal transactions:
Premiums	—	—	—	—
Surrenders and withdrawals	—	—	—	—
Policy loans	—	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net assets at December 31, 2004	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	(2)	—	(1)
Net realized gain (loss) on investments and capital gains distributions	—	7	—	20
Net unrealized appreciation (depreciation) of investments	—	12	1	4

Net increase (decrease) in net assets from operations	3	17	1	23
Changes from principal transactions:
Premiums	3	12	4	3
Surrenders and withdrawals	(404)	(63)	—	(22)
Policy loans	—	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	1,840	310	—	153
Contract charges	1	—	—	1

Increase (decrease) in net assets derived from principal transactions	1,440	259	4	135

Total increase (decrease) in net assets	1,443	276	5	158

Net assets at December 31, 2005	$1,443	$276	$5	$158

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING MFS Total Return Portfolio - Service Class	ING Pioneer Fund Portfolio - Service Class	ING Pioneer Mid Cap Value Portfolio - Service Class	ING Stock Index Portfolio - Institutional Class

Net assets at January 1, 2004	$396	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	38	—	—	—
Net realized gain (loss) on investments and capital gains distributions	10	—	—	—
Net unrealized appreciation (depreciation) of investments	130	—	—	—

Net increase (decrease) in net assets from operations	178	—	—	—
Changes from principal transactions:
Premiums	149	—	—	—
Surrenders and withdrawals	(125)	—	—	—
Policy loans	(10)	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	2,754	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	2,768	—	—	—

Total increase (decrease) in net assets	2,946	—	—	—

Net assets at December 31, 2004	3,342	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	52	—	—	—
Net realized gain (loss) on investments and capital gains distributions	244	—	1	2
Net unrealized appreciation (depreciation) of investments	(210)	—	1	1

Net increase (decrease) in net assets from operations	86	—	2	3
Changes from principal transactions:
Premiums	538	—	6	2
Surrenders and withdrawals	(450)	—	—	—
Policy loans	(23)	—	(2)	—
Annuity payments	—	—	—	—
Death benefits	(16)	—	—	—
Transfers between Divisions (including fixed account), net	2,398	—	44	20
Contract charges	(1)	—	—	(1)

Increase (decrease) in net assets derived from principal transactions	2,446	—	48	21

Total increase (decrease) in net assets	2,532	—	50	24

Net assets at December 31, 2005	$5,874	$—	$50	$24

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING T. Rowe Price Capital Appreciation Portfolio - Service Class	ING T. Rowe Price Equity Income Portfolio - Service Class	ING T. Rowe Price Equity Income Portfolio - Service 2 Class	ING Van Kampen Growth and Income Portfolio - Service Class

Net assets at January 1, 2004	$—	$549	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	3	—	—
Net realized gain (loss) on investments and capital gains distributions	—	48	—	—
Net unrealized appreciation (depreciation) of investments	—	238	—	—

Net increase (decrease) in net assets from operations	—	289	—	—
Changes from principal transactions:
Premiums	—	277	—	—
Surrenders and withdrawals	—	(204)	—	—
Policy loans	—	1	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	2,321	—	—
Contract charges	—	(1)	—	—

Increase (decrease) in net assets derived from principal transactions	—	2,394	—	—

Total increase (decrease) in net assets	—	2,683	—	—

Net assets at December 31, 2004	—	3,232	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(7)	—	—
Net realized gain (loss) on investments and capital gains distributions	17	261	—	—
Net unrealized appreciation (depreciation) of investments	43	(131)	—	2

Net increase (decrease) in net assets from operations	56	123	—	2
Changes from principal transactions:
Premiums	114	636	6	44
Surrenders and withdrawals	(192)	(381)	—	—
Policy loans	(2)	(5)	—	—
Annuity payments	—	—	—	—
Death benefits	—	(3)	—	—
Transfers between Divisions (including fixed account), net	2,208	794	5	98
Contract charges	1	(1)	—	—

Increase (decrease) in net assets derived from principal transactions	2,129	1,040	11	142

Total increase (decrease) in net assets	2,185	1,163	11	144

Net assets at December 31, 2005	$2,185	$4,395	$11	$144

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING American Century Large Company Value Portfolio - Initial Class	ING American Century Select Portfolio - Initial Class	ING American Century Small Cap Value Portfolio - Initial Class	ING American Century Small Cap Value Portfolio - Service Class

Net assets at January 1, 2004	$—	$—	$240	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	(6)	—
Net realized gain (loss) on investments and capital gains distributions	—	—	76	—
Net unrealized appreciation (depreciation) of investments	—	—	46	—

Net increase (decrease) in net assets from operations	—	—	116	—
Changes from principal transactions:
Premiums	—	—	117	—
Surrenders and withdrawals	—	—	(77)	—
Policy loans	—	—	(4)	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	—	667	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	—	—	703	—

Total increase (decrease) in net assets	—	—	819	—

Net assets at December 31, 2004	—	—	1,059	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(243)	(12)	—
Net realized gain (loss) on investments and capital gains distributions	—	148	193	—
Net unrealized appreciation (depreciation) of investments	—	1,778	(98)	—

Net increase (decrease) in net assets from operations	—	1,683	83	—
Changes from principal transactions:
Premiums	29	1,282	277	4
Surrenders and withdrawals	—	(2,198)	(104)	—
Policy loans	—	(38)	(4)	—
Annuity payments	—	—	—	—
Death benefits	—	(70)	—	—
Transfers between Divisions (including fixed account), net	15	23,116	162	—
Contract charges	—	(10)	(1)	—

Increase (decrease) in net assets derived from principal transactions	44	22,082	330	4

Total increase (decrease) in net assets	44	23,765	413	4

Net assets at December 31, 2005	$44	$23,765	$1,472	$4

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Baron Small Cap Growth Portfolio - Initial Class	ING Baron Small Cap Growth Portfolio - Service Class	ING Davis Venture Value Portfolio - Initial Class	ING Fidelity® VIP Contrafund® Portfolio - Service Class

Net assets at January 1, 2004	$333	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	—	—	—
Net realized gain (loss) on investments and capital gains distributions	38	—	—	—
Net unrealized appreciation (depreciation) of investments	96	—	—	—

Net increase (decrease) in net assets from operations	128	—	—	—
Changes from principal transactions:
Premiums	119	—	—	—
Surrenders and withdrawals	(28)	—	—	—
Policy loans	(1)	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	305	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	395	—	—	—

Total increase (decrease) in net assets	523	—	—	—

Net assets at December 31, 2004	856	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(34)	—	—	—
Net realized gain (loss) on investments and capital gains distributions	161	—	—	—
Net unrealized appreciation (depreciation) of investments	(36)	—	—	1

Net increase (decrease) in net assets from operations	91	—	—	1
Changes from principal transactions:
Premiums	348	—	27	6
Surrenders and withdrawals	(356)	—	—	—
Policy loans	(9)	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	1,030	—	7	3
Contract charges	(1)	—	—	—

Increase (decrease) in net assets derived from principal transactions	1,012	—	34	9

Total increase (decrease) in net assets	1,103	—	34	10

Net assets at December 31, 2005	$1,959	$—	$34	$10

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Fidelity® VIP Equity- Income Portfolio - Service Class	ING Fidelity® VIP Growth Portfolio - Service Class	ING Fidelity® VIP Mid Cap Portfolio - Service Class	ING Fundamental Research Portfolio - Initial Class

Net assets at January 1, 2004	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Net realized gain (loss) on investments and capital gains distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments	—	—	—	—

Net increase (decrease) in net assets from operations	—	—	—	—
Changes from principal transactions:
Premiums	—	—	—	—
Surrenders and withdrawals	—	—	—	—
Policy loans	—	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net assets at December 31, 2004	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	(4)
Net realized gain (loss) on investments and capital gains distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments	—	—	—	(39)

Net increase (decrease) in net assets from operations	—	—	—	(43)
Changes from principal transactions:
Premiums	4	—	2	9
Surrenders and withdrawals	—	—	—	(70)
Policy loans	—	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	(11)
Transfers between Divisions (including fixed account), net	2	—	—	3,304
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	6	—	2	3,232

Total increase (decrease) in net assets	6	—	2	3,189

Net assets at December 31, 2005	$6	$—	$2	$3,189

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING JPMorgan Fleming International Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Service Class	ING OpCap Balanced Value Portfolio - Initial Class

Net assets at January 1, 2004	$—	$609	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(11)	—	—
Net realized gain (loss) on investments and capital gains distributions	—	95	—	—
Net unrealized appreciation (depreciation) of investments	—	209	—	—

Net increase (decrease) in net assets from operations	—	293	—	—
Changes from principal transactions:
Premiums	—	441	—	—
Surrenders and withdrawals	—	(78)	—	—
Policy loans	—	(5)	—	—
Annuity payments	—	—	—	—
Death benefits	—	(1)	—	—
Transfers between Divisions (including fixed account), net	—	1,452	—	—
Contract charges	—	1	—	—

Increase (decrease) in net assets derived from principal transactions	—	1,810	—	—

Total increase (decrease) in net assets	—	2,103	—	—

Net assets at December 31, 2004	—	2,712	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(38)	—	—
Net realized gain (loss) on investments and capital gains distributions	(6)	591	1	1
Net unrealized appreciation (depreciation) of investments	—	(226)	—	1

Net increase (decrease) in net assets from operations	(7)	327	1	2
Changes from principal transactions:
Premiums	2	762	5	24
Surrenders and withdrawals	—	(496)	—	—
Policy loans	—	(28)	—	—
Annuity payments	—	—	—	—
Death benefits	—	(5)	—	—
Transfers between Divisions (including fixed account), net	36	1,881	4	23
Contract charges	—	(2)	—	—

Increase (decrease) in net assets derived from principal transactions	38	2,112	9	47

Total increase (decrease) in net assets	31	2,439	10	49

Net assets at December 31, 2005	$31	$5,151	$10	$49

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Oppenheimer Global Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Service Class	ING PIMCO Total Return Portfolio - Initial Class	ING PIMCO Total Return Portfolio - Service Class

Net assets at January 1, 2004	$264	$—	$673	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	—	(15)	—
Net realized gain (loss) on investments and capital gains distributions	13	—	6	—
Net unrealized appreciation (depreciation) of investments	62	—	33	—

Net increase (decrease) in net assets from operations	69	—	24	—
Changes from principal transactions:
Premiums	177	—	286	—
Surrenders and withdrawals	(16)	—	(81)	—
Policy loans	(8)	—	(1)	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	165	—	480	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	318	—	684	—

Total increase (decrease) in net assets	387	—	708	—

Net assets at December 31, 2004	651	—	1,381	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(75)	—	9	—
Net realized gain (loss) on investments and capital gains distributions	1,445	—	29	—
Net unrealized appreciation (depreciation) of investments	7,764	—	(21)	—

Net increase (decrease) in net assets from operations	9,134	—	17	—
Changes from principal transactions:
Premiums	2,713	5	406	1
Surrenders and withdrawals	(4,979)	—	(284)	—
Policy loans	(16)	—	(5)	—
Annuity payments	(2)	—	—	—
Death benefits	(155)	—	(5)	—
Transfers between Divisions (including fixed account), net	45,874	—	1,614	—
Contract charges	(17)	—	(1)	—

Increase (decrease) in net assets derived from principal transactions	43,418	5	1,725	1

Total increase (decrease) in net assets	52,552	5	1,742	1

Net assets at December 31, 2005	$53,203	$5	$3,123	$1

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	ING Salomon Brothers Large Cap Growth Portfolio - Initial Class	ING Solution 2025 Portfolio - Service Class	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class

Net assets at January 1, 2004	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	—
Net realized gain (loss) on investments and capital gains distributions	—	—	—	—
Net unrealized appreciation (depreciation) of investments	—	—	—	—

Net increase (decrease) in net assets from operations	—	—	—	—
Changes from principal transactions:
Premiums	—	—	—	—
Surrenders and withdrawals	—	—	—	—
Policy loans	—	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	—	—	—
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net assets at December 31, 2004	—	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	—	(326)
Net realized gain (loss) on investments and capital gains distributions	1	—	—	786
Net unrealized appreciation (depreciation) of investments	—	1	—	4,577

Net increase (decrease) in net assets from operations	1	1	—	5,037
Changes from principal transactions:
Premiums	1	28	3	1,759
Surrenders and withdrawals	—	—	—	(2,509)
Policy loans	—	—	—	(148)
Annuity payments	—	—	—	—
Death benefits	—	—	—	(107)
Transfers between Divisions (including fixed account), net	7	35	—	29,857
Contract charges	—	—	—	(22)

Increase (decrease) in net assets derived from principal transactions	8	63	3	28,830

Total increase (decrease) in net assets	9	64	3	33,867

Net assets at December 31, 2005	$9	$64	$3	$33,867

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	ING T. Rowe Price Growth Equity Portfolio - Initial Class	ING T. Rowe Price Growth Equity Portfolio - Service Class	ING UBS U.S. Large Cap Equity Portfolio - Initial Class

Net assets at January 1, 2004	$—	$533	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(12)	—	—
Net realized gain (loss) on investments and capital gains distributions	—	26	—	—
Net unrealized appreciation (depreciation) of investments	—	107	—	—

Net increase (decrease) in net assets from operations	—	121	—	—
Changes from principal transactions:
Premiums	—	383	—	—
Surrenders and withdrawals	—	(76)	—	—
Policy loans	—	(5)	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	580	—	—
Contract charges	—	(1)	—	—

Increase (decrease) in net assets derived from principal transactions	—	881	—	—

Total increase (decrease) in net assets	—	1,002	—	—

Net assets at December 31, 2004	—	1,535	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(18)	—	—
Net realized gain (loss) on investments and capital gains distributions	—	31	—	2
Net unrealized appreciation (depreciation) of investments	—	112	—	—

Net increase (decrease) in net assets from operations	—	125	—	2
Changes from principal transactions:
Premiums	4	521	1	1
Surrenders and withdrawals	—	(150)	—	—
Policy loans	—	(6)	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	—	466	5	14
Contract charges	—	(3)	—	—

Increase (decrease) in net assets derived from principal transactions	4	828	6	15

Total increase (decrease) in net assets	4	953	6	17

Net assets at December 31, 2005	$4	$2,488	$6	$17

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING Van Kampen Comstock Portfolio - Initial Class	ING Van Kampen Comstock Portfolio - Service Class	ING Van Kampen Equity and Income Portfolio - Initial Class	ING Van Kampen Equity and Income Portfolio - Service Class

Net assets at January 1, 2004	$442	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14)	—	—	—
Net realized gain (loss) on investments and capital gains distributions	20	—	—	—
Net unrealized appreciation (depreciation) of investments	192	—	—	—

Net increase (decrease) in net assets from operations	198	—	—	—
Changes from principal transactions:
Premiums	489	—	—	—
Surrenders and withdrawals	(74)	—	—	—
Policy loans	1	—	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	1,081	—	—	—
Contract charges	(1)	—	—	—

Increase (decrease) in net assets derived from principal transactions	1,496	—	—	—

Total increase (decrease) in net assets	1,694	—	—	—

Net assets at December 31, 2004	2,136	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(25)	—	(1)	—
Net realized gain (loss) on investments and capital gains distributions	162	—	—	—
Net unrealized appreciation (depreciation) of investments	(9)	—	7	1

Net increase (decrease) in net assets from operations	128	—	6	1
Changes from principal transactions:
Premiums	966	1	35	8
Surrenders and withdrawals	(264)	—	—	—
Policy loans	(28)	—	—	—
Annuity payments	—	—	—	—
Death benefits	(3)	—	—	—
Transfers between Divisions (including fixed account), net	1,456	—	272	5
Contract charges	(2)	—	—	—

Increase (decrease) in net assets derived from principal transactions	2,125	1	307	13

Total increase (decrease) in net assets	2,253	1	313	14

Net assets at December 31, 2005	$4,389	$1	$313	$14

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING VP Strategic Allocation Balanced Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class I	ING VP Strategic Allocation Income Portfolio - Class I	ING VP Global Science and Technology Portfolio - Class I

Net assets at January 1, 2004	$157	$27	$228	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(1)	9	—
Net realized gain (loss) on investments and capital gains distributions	(14)	2	(5)	2
Net unrealized appreciation (depreciation) of investments	30	13	12	5

Net increase (decrease) in net assets from operations	14	14	16	7
Changes from principal transactions:
Premiums	116	38	203	3
Surrenders and withdrawals	(35)	—	(30)	—
Policy loans	(6)	(6)	—	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	599	124	139	78
Contract charges	—	—	—	—

Increase (decrease) in net assets derived from principal transactions	674	156	312	81

Total increase (decrease) in net assets	688	170	328	88

Net assets at December 31, 2004	845	197	556	88

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(1)	1	(1)
Net realized gain (loss) on investments and capital gains distributions	14	7	11	10
Net unrealized appreciation (depreciation) of investments	21	20	(6)	(5)

Net increase (decrease) in net assets from operations	36	26	6	4
Changes from principal transactions:
Premiums	238	173	89	32
Surrenders and withdrawals	(58)	(4)	(67)	(8)
Policy loans	(17)	(6)	(3)	(6)
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	207	342	(182)	(29)
Contract charges	(1)	—	1	—

Increase (decrease) in net assets derived from principal transactions	369	505	(162)	(11)

Total increase (decrease) in net assets	405	531	(156)	(7)

Net assets at December 31, 2005	$1,250	$728	$400	$81

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING VP Index Plus LargeCap Portfolio - Class I	ING VP Index Plus MidCap Portfolio - Class I	ING VP Index Plus SmallCap Portfolio - Class I	ING VP Small Company Portfolio - Class I

Net assets at January 1, 2004	$299	$505	$271	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(15)	(10)	—
Net realized gain (loss) on investments and capital gains distributions	27	53	23	—
Net unrealized appreciation (depreciation) of investments	49	200	144	—

Net increase (decrease) in net assets from operations	72	238	157	—
Changes from principal transactions:
Premiums	240	652	302	—
Surrenders and withdrawals	(15)	(46)	(28)	—
Policy loans	1	2	3	—
Annuity payments	—	—	—	—
Death benefits	—	—	—	—
Transfers between Divisions (including fixed account), net	537	1,088	1,104	—
Contract charges	—	1	—	—

Increase (decrease) in net assets derived from principal transactions	763	1,697	1,381	—

Total increase (decrease) in net assets	835	1,935	1,538	—

Net assets at December 31, 2004	1,134	2,440	1,809	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(50)	(41)	—
Net realized gain (loss) on investments and capital gains distributions	18	477	328	—
Net unrealized appreciation (depreciation) of investments	54	140	(19)	—

Net increase (decrease) in net assets from operations	71	567	268	—
Changes from principal transactions:
Premiums	308	794	586	—
Surrenders and withdrawals	(65)	(640)	(595)	—
Policy loans	(2)	(11)	(12)	—
Annuity payments	—	—	—	—
Death benefits	—	(41)	—	—
Transfers between Divisions (including fixed account), net	383	4,992	4,047	—
Contract charges	(1)	(1)	—	—

Increase (decrease) in net assets derived from principal transactions	623	5,093	4,026	—

Total increase (decrease) in net assets	694	5,660	4,294	—

Net assets at December 31, 2005	$1,828	$8,100	$6,103	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING VP Value Opportunity Portfolio - Class I	ING VP Disciplined LargeCap Portfolio - Class I	ING VP Financial Services Portfolio - Class I	ING VP High Yield Bond Portfolio - Class I

Net assets at January 1, 2004	$—	$5,167	$—	$13,210

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(11)	—	421
Net realized gain (loss) on investments and capital gains distributions	—	(333)	—	182
Net unrealized appreciation (depreciation) of investments	—	902	3	24

Net increase (decrease) in net assets from operations	—	558	3	627
Changes from principal transactions:
Premiums	—	152	22	720
Surrenders and withdrawals	—	(1,153)	—	(1,077)
Policy loans	—	7	—	(31)
Annuity payments	—	—	—	—
Death benefits	—	(7)	—	(4)
Transfers between Divisions (including fixed account), net	—	948	13	(122)
Contract charges	—	(2)	—	(2)

Increase (decrease) in net assets derived from principal transactions	—	(55)	35	(516)

Total increase (decrease) in net assets	—	503	38	111

Net assets at December 31, 2004	—	5,670	38	13,321

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(20)	(1)	342
Net realized gain (loss) on investments and capital gains distributions	—	471	2	(22)
Net unrealized appreciation (depreciation) of investments	(5)	(309)	1	(287)

Net increase (decrease) in net assets from operations	(6)	142	2	33
Changes from principal transactions:
Premiums	8	124	9	528
Surrenders and withdrawals	(14)	(1,450)	—	(1,322)
Policy loans	(1)	4	—	(16)
Annuity payments	—	—	—	—
Death benefits	—	(147)	—	(1)
Transfers between Divisions (including fixed account), net	1,093	(4,342)	41	(7,063)
Contract charges	—	(1)	—	—

Increase (decrease) in net assets derived from principal transactions	1,086	(5,812)	50	(7,874)

Total increase (decrease) in net assets	1,080	(5,670)	52	(7,841)

Net assets at December 31, 2005	$1,080	$—	$90	$5,480

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING VP International Value Portfolio - Class I	ING VP MagnaCap Portfolio - Class I	ING VP MidCap Opportunities Portfolio - Class I	ING VP Real Estate Portfolio - Class I

Net assets at January 1, 2004	$17,742	$1,130	$1,669	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(15)	2	(368)	7
Net realized gain (loss) on investments and capital gains distributions	1,343	44	(60)	18
Net unrealized appreciation (depreciation) of investments	1,897	37	2,353	75

Net increase (decrease) in net assets from operations	3,225	83	1,925	100
Changes from principal transactions:
Premiums	1,775	133	2,297	42
Surrenders and withdrawals	(1,906)	(132)	(2,646)	(22)
Policy loans	(32)	(5)	(13)	—
Annuity payments	—	—	—	—
Death benefits	(12)	—	(19)	—
Transfers between Divisions (including fixed account), net	4,991	(36)	35,332	832
Contract charges	(11)	(1)	(24)	—

Increase (decrease) in net assets derived from principal transactions	4,805	(41)	34,927	852

Total increase (decrease) in net assets	8,030	42	36,852	952

Net assets at December 31, 2004	25,772	1,172	38,521	952

Increase (decrease) in net assets
Operations:
Net investment income (loss)	258	(1)	(511)	23
Net realized gain (loss) on investments and capital gains distributions	4,335	303	461	112
Net unrealized appreciation (depreciation) of investments	(2,636)	(233)	3,060	115

Net increase (decrease) in net assets from operations	1,957	69	3,010	250
Changes from principal transactions:
Premiums	2,230	122	2,876	458
Surrenders and withdrawals	(3,274)	(151)	(4,309)	(266)
Policy loans	(93)	(2)	(37)	5
Annuity payments	—	—	—	—
Death benefits	(66)	—	(68)	—
Transfers between Divisions (including fixed account), net	272	(1,209)	(3,126)	1,015
Contract charges	(9)	(1)	(22)	(1)

Increase (decrease) in net assets derived from principal transactions	(940)	(1,241)	(4,686)	1,211

Total increase (decrease) in net assets	1,017	(1,172)	(1,676)	1,461

Net assets at December 31, 2005	$26,789	$—	$36,845	$2,413

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING VP SmallCap Opportunities Portfolio - Class I	ING VP Balanced Portfolio - Class I	ING VP Intermediate Bond Portfolio - Class I	ING VP Money Market Portfolio - Class I

Net assets at January 1, 2004	$23,457	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(306)	—	—	—
Net realized gain (loss) on investments and capital gains distributions	632	—	—	—
Net unrealized appreciation (depreciation) of investments	1,402	—	—	—

Net increase (decrease) in net assets from operations	1,728	—	—	—
Changes from principal transactions:
Premiums	2,126	—	—	—
Surrenders and withdrawals	(1,998)	—	—	—
Policy loans	(33)	—	—	—
Annuity payments	—	—	—	—
Death benefits	(25)	—	—	—
Transfers between Divisions (including fixed account), net	(2,536)	—	—	—
Contract charges	(23)	—	—	—

Increase (decrease) in net assets derived from principal transactions	(2,489)	—	—	—

Total increase (decrease) in net assets	(761)	—	—	—

Net assets at December 31, 2004	22,696	—	—	—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(291)	—	1	—
Net realized gain (loss) on investments and capital gains distributions	1,328	—	—	—
Net unrealized appreciation (depreciation) of investments	403	—	(1)	—

Net increase (decrease) in net assets from operations	1,440	—	—	—
Changes from principal transactions:
Premiums	1,707	27	4	34
Surrenders and withdrawals	(2,275)	—	—	—
Policy loans	(65)	—	—	—
Annuity payments	—	—	—	—
Death benefits	(52)	—	—	—
Transfers between Divisions (including fixed account), net	(2,483)	5	20	(34)
Contract charges	(20)	—	—	—

Increase (decrease) in net assets derived from principal transactions	(3,188)	32	24	—

Total increase (decrease) in net assets	(1,748)	32	24	—

Net assets at December 31, 2005	$20,948	$32	$24	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	ING VP Natural Resources Trust	Janus Aspen Series International Growth Portfolio - Institutional Shares	Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares	Janus Aspen Series Mid Cap Growth Portfolio - Institutional Shares

Net assets at January 1, 2004	$—	$18,025	$31,252	$31,114

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	(90)	(365)	(445)
Net realized gain (loss) on investments and capital gains distributions	20	1,783	(2,738)	(4,176)
Net unrealized appreciation (depreciation) of investments	63	1,392	3,828	10,231

Net increase (decrease) in net assets from operations	80	3,085	725	5,610
Changes from principal transactions:
Premiums	14	1,659	2,669	3,258
Surrenders and withdrawals	(6)	(1,840)	(2,830)	(2,880)
Policy loans	(10)	(70)	(36)	(139)
Annuity payments	—	—	—	—
Death benefits	—	(25)	(57)	(62)
Transfers between Divisions (including fixed account), net	867	407	(3,669)	(2,741)
Contract charges	—	(14)	(29)	(48)

Increase (decrease) in net assets derived from principal transactions	865	117	(3,952)	(2,612)

Total increase (decrease) in net assets	945	3,202	(3,227)	2,998

Net assets at December 31, 2004	945	21,227	28,025	34,112

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(52)	(43)	(108)	(132)
Net realized gain (loss) on investments and capital gains distributions	929	4,640	(12,144)	(22,822)
Net unrealized appreciation (depreciation) of investments	449	1,170	10,357	20,567

Net increase (decrease) in net assets from operations	1,326	5,767	(1,895)	(2,387)
Changes from principal transactions:
Premiums	339	1,384	635	801
Surrenders and withdrawals	(745)	(2,308)	(878)	(786)
Policy loans	(23)	(22)	(40)	(17)
Annuity payments	—	—	—	—
Death benefits	—	(29)	(32)	(6)
Transfers between Divisions (including fixed account), net	3,481	(2,303)	(25,808)	(31,702)
Contract charges	(1)	(10)	(7)	(15)

Increase (decrease) in net assets derived from principal transactions	3,051	(3,288)	(26,130)	(31,725)

Total increase (decrease) in net assets	4,377	2,479	(28,025)	(34,112)

Net assets at December 31, 2005	$5,322	$23,706	$—	$—

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares	Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I

Net assets at January 1, 2004	$56,108	$—	$—	$13,637

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(212)	—	—	270
Net realized gain (loss) on investments and capital gains distributions	647	—	—	6
Net unrealized appreciation (depreciation) of investments	1,079	—	—	(356)

Net increase (decrease) in net assets from operations	1,514	—	—	(80)
Changes from principal transactions:
Premiums	4,619	—	—	1,202
Surrenders and withdrawals	(4,996)	—	—	(1,848)
Policy loans	(124)	—	—	(31)
Annuity payments	—	—	—	—
Death benefits	(95)	—	—	(35)
Transfers between Divisions (including fixed account), net	(5,052)	—	—	(692)
Contract charges	(44)	—	—	(7)

Increase (decrease) in net assets derived from principal transactions	(5,692)	—	—	(1,411)

Total increase (decrease) in net assets	(4,178)	—	—	(1,491)

Net assets at December 31, 2004	51,930	—	—	12,146

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(203)	1	—	152
Net realized gain (loss) on investments and capital gains distributions	6,211	8	22	(56)
Net unrealized appreciation (depreciation) of investments	(7,780)	(7)	(15)	(94)

Net increase (decrease) in net assets from operations	(1,772)	2	7	2
Changes from principal transactions:
Premiums	1,124	38	47	1,006
Surrenders and withdrawals	(1,709)	(7)	(4)	(1,524)
Policy loans	(33)	—	—	(26)
Annuity payments	—	—	—	—
Death benefits	(50)	—	—	(9)
Transfers between Divisions (including fixed account), net	(49,479)	103	398	557
Contract charges	(11)	1	1	(4)

Increase (decrease) in net assets derived from principal transactions	(50,158)	135	442	—

Total increase (decrease) in net assets	(51,930)	137	449	2

Net assets at December 31, 2005	$—	$137	$449	$12,148

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Neuberger Berman AMT Partners Portfolio® - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO Real Return Portfolio - Admin Class

Net assets at January 1, 2004	$14,605	$2,222	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(216)	(35)	—	—
Net realized gain (loss) on investments and capital gains distributions	(40)	36	—	28
Net unrealized appreciation (depreciation) of investments	2,848	297	—	(9)

Net increase (decrease) in net assets from operations	2,592	298	—	19
Changes from principal transactions:
Premiums	1,246	389	—	18
Surrenders and withdrawals	(2,105)	(138)	—	(19)
Policy loans	(23)	(23)	—	—
Annuity payments	—	—	—	—
Death benefits	(9)	—	—	—
Transfers between Divisions (including fixed account), net	977	159	—	752
Contract charges	(8)	(3)	—	—

Increase (decrease) in net assets derived from principal transactions	78	384	—	751

Total increase (decrease) in net assets	2,670	682	—	770

Net assets at December 31, 2004	17,275	2,904	—	770

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(83)	(42)	—	27
Net realized gain (loss) on investments and capital gains distributions	1,124	125	—	9
Net unrealized appreciation (depreciation) of investments	1,981	85	—	(23)

Net increase (decrease) in net assets from operations	3,022	168	—	13
Changes from principal transactions:
Premiums	1,510	421	3	397
Surrenders and withdrawals	(3,826)	(289)	—	(255)
Policy loans	(37)	(34)	—	(8)
Annuity payments	—	—	—	—
Death benefits	(163)	—	—	(43)
Transfers between Divisions (including fixed account), net	2,708	85	—	967
Contract charges	(9)	(3)	—	(2)

Increase (decrease) in net assets derived from principal transactions	183	180	3	1,056

Total increase (decrease) in net assets	3,205	348	3	1,069

Net assets at December 31, 2005	$20,480	$3,252	$3	$1,839

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Pioneer Equity Income VCT Portfolio - Class I	Pioneer High Yield VCT Portfolio - Class I	Premier VIT OpCap Equity Portfolio	Premier VIT OpCap Global Equity Portfolio

Net assets at January 1, 2004	$—	$—	$6,121	$3,716

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	20	(25)	(39)
Net realized gain (loss) on investments and capital gains distributions	—	10	274	85
Net unrealized appreciation (depreciation) of investments	—	35	327	445

Net increase (decrease) in net assets from operations	—	65	576	491
Changes from principal transactions:
Premiums	—	30	578	541
Surrenders and withdrawals	—	(17)	(524)	(432)
Policy loans	—	—	(26)	(13)
Annuity payments	—	—	—	—
Death benefits	—	—	(10)	(14)
Transfers between Divisions (including fixed account), net	—	1,848	(990)	919
Contract charges	—	—	(4)	(3)

Increase (decrease) in net assets derived from principal transactions	—	1,861	(976)	998

Total increase (decrease) in net assets	—	1,926	(400)	1,489

Net assets at December 31, 2004	—	1,926	5,721	5,205

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	32	(59)	(62)
Net realized gain (loss) on investments and capital gains distributions	—	5	673	232
Net unrealized appreciation (depreciation) of investments	—	(36)	(326)	195

Net increase (decrease) in net assets from operations	—	1	288	365
Changes from principal transactions:
Premiums	27	162	570	789
Surrenders and withdrawals	(1)	(40)	(662)	(591)
Policy loans	—	(2)	(11)	(9)
Annuity payments	—	—	—	—
Death benefits	—	—	(30)	(118)
Transfers between Divisions (including fixed account), net	22	(1,065)	(53)	819
Contract charges	—	(1)	(2)	(3)

Increase (decrease) in net assets derived from principal transactions	48	(946)	(188)	887

Total increase (decrease) in net assets	48	(945)	100	1,252

Net assets at December 31, 2005	$48	$981	$5,821	$6,457

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Statements of Changes in Net Assets
For the years ended December 31, 2005 and 2004
(Dollars in thousands)

	Premier VIT OpCap Managed Portfolio	Premier VIT OpCap Small Cap Portfolio	Wanger Select	Wanger U.S. Smaller Companies

Net assets at January 1, 2004	$23,999	$25,450	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	78	(375)	(2)	(1)
Net realized gain (loss) on investments and capital gains distributions	(153)	1,033	—	1
Net unrealized appreciation (depreciation) of investments	1,681	3,494	67	24

Net increase (decrease) in net assets from operations	1,606	4,152	65	24
Changes from principal transactions:
Premiums	1,444	2,560	15	6
Surrenders and withdrawals	(2,158)	(2,590)	(8)	(1)
Policy loans	(52)	(99)	—	—
Annuity payments	—	—	—	—
Death benefits	(80)	(86)	—	—
Transfers between Divisions (including fixed account), net	(6,115)	782	935	392
Contract charges	(12)	(18)	—	—

Increase (decrease) in net assets derived from principal transactions	(6,973)	549	942	397

Total increase (decrease) in net assets	(5,367)	4,701	1,007	421

Net assets at December 31, 2004	18,632	30,151	1,007	421

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(38)	(365)	(19)	(12)
Net realized gain (loss) on investments and capital gains distributions	1,546	4,937	105	43
Net unrealized appreciation (depreciation) of investments	(822)	(5,258)	58	73

Net increase (decrease) in net assets from operations	686	(686)	144	104
Changes from principal transactions:
Premiums	1,288	2,197	170	209
Surrenders and withdrawals	(2,588)	(3,926)	(122)	(70)
Policy loans	(47)	(66)	3	—
Annuity payments	—	—	—	—
Death benefits	(50)	(135)	—	—
Transfers between Divisions (including fixed account), net	(1,215)	(3,037)	149	650
Contract charges	(7)	(11)	1	(1)

Increase (decrease) in net assets derived from principal transactions	(2,619)	(4,978)	201	788

Total increase (decrease) in net assets	(1,933)	(5,664)	345	892

Net assets at December 31, 2005	$16,699	$24,487	$1,352	$1,313

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

1.	Organization

ReliaStar Life Insurance Company Separate Account N (the “Account”), formerly Northern Life Separate Account One, was established by Northern Life Insurance Company (“Northern Life”) to support the operations of variable annuity contracts (“Contracts”). In 2002, Northern Life merged with ReliaStar Life Insurance Company (“ReliaStar Life” or the “Company”). The Company is an indirect wholly owned subsidiary ING America Insurance Holding Inc. (“ING AIH”). ING AIH is an indirect wholly owned subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. ReliaStar Life provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or a fixed account, which is not part of the Account, as directed by the contractowners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business ReliaStar Life may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of ReliaStar Life. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of ReliaStar Life.

At December 31, 2005, the Account had 102 investment divisions (the “Divisions”), 32 of which invest in independently managed mutual funds and 70 of which invest in mutual funds advised by affiliates, either ING Investments, LLC or ING Life Insurance and Annuity Company. The assets in each Division are invested in shares of a designated mutual fund (“Fund”) of various investment trusts (the “Trusts”). Investment Divisions with asset balances at December 31, 2005, and related Trusts are as follows:

AIM Variable Insurance Funds:
AIM V.I. Demographic Trends Fund - Series I Shares
The Alger American Funds:
Alger American Growth Portfolio - Class O
Alger American Leveraged AllCap Portfolio - Class O
Alger American MidCap Growth Portfolio - Class O
Alger American Small Capitalization Portfolio - Class O
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset ManagerSM Portfolio - Initial Class
Fidelity® VIP Asset Manager: Growth®
Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Growth Opportunities
Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® VIP Investment Grade Bond
Portfolio - Initial Class
Fidelity® VIP Money Market Portfolio - Initial Class
Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund - Class 2**
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth
Portfolio - Service Class**
ING FMRSM Diversified Mid Cap Portfolio - Service Class**
ING JPMorgan Emerging Markets Equity
Portfolio - Service Class**
ING JPMorgan Small Cap Equity
Portfolio - Institutional Class**
ING Julius Baer Foreign Portfolio - Service Class*
ING Julius Baer Foreign Portfolio - Service 2 Class**
ING Legg Mason Value Portfolio - Institutional Class**
ING Limited Maturity Bond Portfolio - Service Class**
ING Liquid Assets Portfolio - Institutional Class**
ING Marsico Growth Portfolio - Service Class**
ING Marsico Growth Portfolio - Service 2 Class**
ING Marsico International Opportunities
Portfolio - Institutional Class**
ING MFS Total Return Portfolio - Service Class

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

ING Investors Trust (continued):
ING Pioneer Fund Portfolio - Service Class**
ING Pioneer Mid Cap Value Portfolio - Service Class**
ING Stock Index Portfolio - Institutional Class**
ING T. Rowe Price Capital Appreciation
Portfolio - Service Class**
ING T. Rowe Price Equity Income
Portfolio - Service Class
ING T. Rowe Price Equity Income
Portfolio - Service 2 Class**
ING Van Kampen Growth and Income
Portfolio - Service Class**
ING Partners, Inc.:
ING American Century Large Company Value
Portfolio - Initial Class**
ING American Century Select Portfolio - Initial Class**
ING American Century Small Cap Value
Portfolio - Initial Class
ING American Century Small Cap Value
Portfolio - Service Class**
ING Baron Small Cap Growth Portfolio - Initial Class
ING Baron Small Cap Growth
Portfolio - Service Class**
ING Davis Venture Value Portfolio - Initial Class**
ING Fidelity® VIP Contrafund®
Portfolio - Service Class**
ING Fidelity® VIP Equity-Income
Portfolio - Service Class**
ING Fidelity® VIP Growth Portfolio - Service Class**
ING Fidelity® VIP Mid Cap Portfolio - Service Class**
ING Fundamental Research Portfolio - Initial Class**
ING JPMorgan Fleming International
Portfolio - Initial Class**
ING JPMorgan Mid Cap Value
Portfolio - Initial Class
ING JPMorgan Mid Cap Value
Portfolio - Service Class**
ING OpCap Balanced Value Portfolio - Initial Class**
ING Oppenheimer Global Portfolio - Initial Class
ING Oppenheimer Global Portfolio - Service Class**
ING PIMCO Total Return Portfolio - Initial Class
ING PIMCO Total Return Portfolio - Service Class**
ING Salomon Brothers Aggressive Growth
Portfolio - Initial Class**
ING Salomon Brothers Large Cap Growth
Portfolio - Initial Class**
ING Solution 2025 Portfolio - Service Class**
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Initial Class**
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Service Class**
ING T. Rowe Price Growth Equity
Portfolio - Initial Class
ING T. Rowe Price Growth Equity
Portfolio - Service Class**
ING UBS U.S. Large Cap Equity
Portfolio - Initial Class**

ING Partners, Inc. (continued):
ING Van Kampen Comstock Portfolio - Initial Class
ING Van Kampen Comstock Portfolio - Service Class**
ING Van Kampen Equity and Income
Portfolio - Initial Class**
ING Van Kampen Equity and Income
Portfolio - Service Class**
ING Strategic Allocation Portfolio, Inc.:
ING VP Strategic Allocation Balanced Portfolio - Class I
ING VP Strategic Allocation Growth Portfolio - Class I
ING VP Strategic Allocation Income Portfolio - Class I
ING Variable Portfolios, Inc.:
ING VP Global Science and Technology Portfolio - Class I*
ING VP Index Plus LargeCap Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I
ING VP Index Plus SmallCap Portfolio - Class I
ING VP Small Company Portfolio - Class I**
ING VP Value Opportunity Portfolio - Class I**
ING Variable Products Trust:
ING VP Financial Services Portfolio - Class I*
ING VP High Yield Bond Portfolio - Class I
ING VP International Value Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class I*
ING VP SmallCap Opportunities Portfolio - Class I
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I**
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I**
ING VP Natural Resources Trust:
ING VP Natural Resources Trust*
Janus Aspen Series:
Janus Aspen Series International Growth
Portfolio - Institutional Shares
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Growth and Income
Portfolio - Class VC**
Lord Abbett Series Fund - Mid-Cap Value
Portfolio - Class VC**
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond
Portfolio® - Class I
Neuberger Berman AMT Partners Portfolio® - Class I
Neuberger Berman AMT Socially Responsive
Portfolio® - Class I
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small Cap Fund®/VA**
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Admin Class
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I**
Pioneer High Yield VCT Portfolio - Class I*
Premier VIT:
Premier VIT OpCap Equity Portfolio
Premier VIT OpCap Global Equity Portfolio
Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap Portfolio

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Wanger Advisors Trust:
Wanger Select*
Wanger U.S. Smaller Companies*

* Division became available in 2004

** Division became available in 2005

The names of certain Divisions and Trusts were changed during 2005. The following is a summary of current and former names for those Divisions and Trusts:

Current Name	Former Name

AIM Variable Insurance Funds:	AIM Variable Insurance Funds:
AIM V.I. Demographic Trends Fund - Series I Shares	AIM VI Dent Demographic Trends Fund - Series I Shares
Premier VIT:	PIMCO Advisors VIT:
Premier VIT OpCap Equity Portfolio	OpCap Equity Portfolio
Premier VIT OpCap Global Equity Portfolio	OpCap Global Equity Portfolio
Premier VIT OpCap Managed Portfolio	OpCap Managed Portfolio
Premier VIT OpCap Small Cap Portfolio	OpCap Small Cap Portfolio

During 2005, the following Divisions were closed to contractowners:

ING VP Disciplined LargeCap Portfolio - Class I
ING VP MagnaCap Portfolio - Class I
ING VP Money Market Portfolio - Class I
Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares
Janus Aspen Series Mid Cap Growth Portfolio - Institutional Shares
Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares

The following Divisions were offered during 2005, but had no investments as of December 31, 2005:

ING American Century Large Company Value
Portfolio - Service Class
ING Davis Venture Value Portfolio - Service Class
ING Goldman Sachs® Capital Growth
Portfolio - Service Class
ING JPMorgan Fleming International
Portfolio - Service Class
ING Legg Mason Value - Service 2 Class
ING Mercury Large Cap Growth Portfolio - Service 2 Class
ING MFS Capital Opportunities Portfolio - Service Class
ING MFS Total Return Portfolio - Service 2 Class
ING OpCap Balanced Value Portfolio - Service Class
ING Oppenheimer Strategic Income
Portfolio - Service Class
ING Salomon Brothers Aggressive Growth
Portfolio - Service Class

ING Salomon Brothers Large Cap Growth
Portfolio - Service Class
ING Solution 2015 Portfolio - Service Class
ING Solution 2035 Portfolio - Service Class
ING Solution 2045 Portfolio - Service Class
ING Solution Income Portfolio - Service Class
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Initial Class
ING UBS U.S. Large Cap Equity Portfolio - Service Class
ING Van Kampen Growth and Income
Portfolio - Service 2 Class
ING VP Growth and Income Portfolio - Class I
ING VP Growth Portfolio - Class I
ING VP International Equity Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
Oppenheimer Aggressive Growth Fund/VA

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions in each Fund are recorded on the trade date. Distributions of net investment income and capital gains from each Fund are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Fund are determined on a first-in first-out basis. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of ReliaStar Life, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of ReliaStar Life.

Contractowner Reserves

Prior to the annuity date, the Contracts are redeemable for the net cash surrender value of the Contracts. The annuity reserves of the Company are represented by net assets on the Statement of Assets and Liabilities and are equal to the aggregate account values of the contractowners invested in the Account Divisions. Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.5% unless the contractowner elects otherwise, in which case the rate may vary from 3.5% to 7.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by ReliaStar Life and may result in additional amounts being transferred into the Account by ReliaStar Life to cover greater longevity of contractowners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to ReliaStar Life.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Transfers

Transfers between the Account and ReliaStar Life relate to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by ReliaStar Life), contractowner transfers between ReliaStar Life and the Divisions, and other contractowner activity, including Contract deposits and withdrawals. Unsettled transactions as of the reporting date, on a net basis, are included in the line Due to related parties on the Statement of Assets and Liabilities.

Reclassifications

Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

3.	Charges and Fees

Under the terms of the Contracts, certain charges are allocated to the Contracts to cover ReliaStar Life’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

Mortality and Expense Risk Charges

ReliaStar Life assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of up to 1.40% of the average daily net asset value of each Division of the Account to cover these risks.

Administrative Charges

A daily charge at an annual rate of up to 0.20% of the assets attributable to the Contracts is deducted for administrative charges.

Contract Maintenance Charges

An annual Contract charge of $30 for transfer premium series contracts and $35 for flexible premium service contracts is deducted from each Contract on the anniversary date or at the time of surrender, if surrender is at a time other than the anniversary date.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Sales and Surrender Charges

No deduction is made for a sales charge from the purchase payments made for the Contracts. However, on certain surrenders, ReliaStar Life will deduct from the Contract value a surrender charge of up to 7%, as set forth in the Contract.

Premium Taxes

Various states and other governmental units levy a premium tax on variable annuity considerations. If the Contractowner lives in a state which levies such a tax, ReliaStar Life may deduct the amount of the tax from the premium payments.

4.	Related Party Transactions

During the year ended December 31, 2005, management fees were paid indirectly to ING Life Insurance and Annuity Company, an affiliate of the Company, in its capacity as investment adviser to ING Partners, Inc. The Funds’ advisory agreement provided for a fee at annual rates ranging from 0.10% to 1.00% of the average net assets of each respective Fund of the Trust.

Management fees were paid to ING Investments, LLC, an affiliate of the Company, in its capacity as investment adviser to ING Variable Products Trust, ING VP Intermediate Bond Portfolio, ING Strategic Allocation Portfolio, Inc., ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING VP Money Market Portfolio and ING VP Natural Resources Trust. The Funds’ advisory agreement provided for a fee at annual rates ranging from 0.25% to 1.00% of the average net assets of each respective Fund of the Trust.

In addition, management and service fees were paid indirectly to Direct Services, Inc., an affiliate of the Company, in its capacity as investment manager to ING Investors Trust. The Fund’s advisory agreement provided for fees at annual rates ranging from 0.26% to 1.25% of the average net assets of each respective Portfolio.

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

5.	Purchases and Sales of Investment Securities

          The aggregate cost of purchases and proceeds from sales of investments follow:

	Year Ending December 31
	2005		2004

	Purchases	Sales	Purchases	Sales

	(Dollars in thousands)

AIM Variable Insurance Funds:
AIM V.I. Demographic Trends Fund - Series I Shares	$95	$3,258	$1,635	$1,748
The Alger American Funds:
Alger American Growth Portfolio - Class O	443	11,166	881	6,562
Alger American Leveraged AllCap Portfolio - Class O	252	5,991	987	4,939
Alger American MidCap Growth Portfolio - Class O	2,802	7,953	2,417	5,628
Alger American Small Capitalization Portfolio - Class O	1,196	2,858	686	3,022
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	57	314	62	427
Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class	753	4,247	1,476	2,356
Fidelity® VIP Contrafund® Portfolio - Initial Class	5,930	7,047	5,666	3,607
Fidelity® VIP Equity-Income Portfolio - Initial Class	5,454	8,097	6,392	4,247
Fidelity® VIP Growth Opportunities Portfolio - Initial Class	491	683	317	401
Fidelity® VIP Growth Portfolio - Initial Class	1,023	8,388	1,529	5,465
Fidelity® VIP Index 500 Portfolio - Initial Class	7,935	18,801	8,068	11,751
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	14,461	14,828	6,849	5,983
Fidelity® VIP Money Market Portfolio - Initial Class	27,473	28,645	24,206	29,881
Fidelity® VIP Overseas Portfolio - Initial Class	16	262	19	212
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund - Class 2	368	117	—	—
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	69	62	—	—
ING FMRSM Diversified Mid Cap Portfolio - Service Class	32	—	—	—
ING JPMorgan Emerging Markets Equity Portfolio - Service Class	2,870	1,240	—	—
ING JPMorgan Small Cap Equity Portfolio - Institutional Class	108	30	—	—
ING Julius Baer Foreign Portfolio - Service Class	6,139	4,949	1,978	272
ING Julius Baer Foreign Portfolio - Service 2 Class	6	—	—	—
ING Legg Mason Value Portfolio - Institutional Class	903	289	—	—
ING Limited Maturity Bond Portfolio - Service Class	111	53	—	—
ING Liquid Assets Portfolio - Institutional Class	5,139	3,697	—	—
ING Marsico Growth Portfolio - Service Class	364	107	—	—
ING Marsico Growth Portfolio - Service 2 Class	4	—	—	—
ING Marsico International Opportunities Portfolio - Institutional Class	1,249	1,113	—	—
ING MFS Total Return Portfolio - Service Class	3,531	841	2,934	128
ING Pioneer Fund Portfolio - Service Class	—	—	—	—
ING Pioneer Mid Cap Value Portfolio - Service Class	59	10	—	—
ING Stock Index Portfolio - Institutional Class	108	86	—	—
ING T. Rowe Price Capital Appreciation Portfolio - Service Class	2,504	365	—	—

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005		2004

	Purchases	Sales	Purchases	Sales

	(Dollars in thousands)

ING Investors Trust (continued):
ING T. Rowe Price Equity Income Portfolio - Service Class	$2,495	$1,368	$2,614	$202
ING T. Rowe Price Equity Income Portfolio - Service 2 Class	11	—	—	—
ING Van Kampen Growth and Income Portfolio - Service Class	142	—	—	—
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class	64	21	—	—
ING American Century Select Portfolio - Initial Class	24,856	3,016	—	—
ING American Century Small Cap Value Portfolio - Initial Class	930	452	978	219
ING American Century Small Cap Value Portfolio - Service Class	4	—	—	—
ING Baron Small Cap Growth Portfolio - Initial Class	3,555	2,578	733	344
ING Baron Small Cap Growth Portfolio - Service Class	—	—	—	—
ING Davis Venture Value Portfolio - Initial Class	34	—	—	—
ING Fidelity® VIP Contrafund® Portfolio - Service Class	14	5	—	—
ING Fidelity® VIP Equity-Income Portfolio - Service Class	9	4	—	—
ING Fidelity® VIP Growth Portfolio - Service Class	—	—	—	—
ING Fidelity® VIP Mid Cap Portfolio - Service Class	2	—	—	—
ING Fundamental Research Portfolio - Initial Class	3,327	99	—	—
ING JPMorgan Fleming International Portfolio - Initial Class	1,772	1,735	—	—
ING JPMorgan Mid Cap Value Portfolio - Initial Class	3,588	1,153	1,964	87
ING JPMorgan Mid Cap Value Portfolio - Service Class	10	—	—	—
ING OpCap Balanced Value Portfolio - Initial Class	71	24	—	—
ING Oppenheimer Global Portfolio - Initial Class	49,824	5,568	379	62
ING Oppenheimer Global Portfolio - Service Class	8	3	—	—
ING PIMCO Total Return Portfolio - Initial Class	2,137	376	1,557	877
ING PIMCO Total Return Portfolio - Service Class	2	1	—	—
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	63	55	—	—
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class	64	—	—	—
ING Solution 2025 Portfolio - Service Class	3	—	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	31,739	2,658	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	7	3	—	—
ING T. Rowe Price Growth Equity Portfolio - Initial Class	1,011	200	1,082	213
ING T. Rowe Price Growth Equity Portfolio - Service Class	7	1	—	—
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	68	54	—	—
ING Van Kampen Comstock Portfolio - Initial Class	2,506	271	1,997	510
ING Van Kampen Comstock Portfolio - Service Class	2	1	—	—
ING Van Kampen Equity and Income Portfolio - Initial Class	314	9	—	—
ING Van Kampen Equity and Income Portfolio - Service Class	15	1	—	—
ING Strategic Allocation Portfolio, Inc.:
ING VP Strategic Allocation Balanced Portfolio - Class I	641	271	2,137	1,465
ING VP Strategic Allocation Growth Portfolio - Class I	567	63	181	26
ING VP Strategic Allocation Income Portfolio - Class I	169	330	1,116	795

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005		2004

	Purchases	Sales	Purchases	Sales

	(Dollars in thousands)

ING Variable Portfolios, Inc.:
ING VP Global Science and Technology Portfolio - Class I	$270	$283	$135	$54
ING VP Index Plus LargeCap Portfolio - Class I	893	272	1,262	503
ING VP Index Plus MidCap Portfolio - Class I	6,793	1,411	2,177	495
ING VP Index Plus SmallCap Portfolio - Class I	5,803	1,626	2,025	651
ING VP Small Company Portfolio - Class I	—	—	—	—
ING VP Value Opportunity Portfolio - Class I	1,096	11	—	—
ING Variable Products Trust:
ING VP Disciplined LargeCap Portfolio - Class I	170	6,003	1,335	1,401
ING VP Financial Services Portfolio - Class I	64	15	37	2
ING VP High Yield Bond Portfolio - Class I	8,335	15,684	10,075	10,170
ING VP International Value Portfolio - Class I	17,741	16,878	11,444	6,654
ING VP MagnaCap Portfolio - Class I	259	1,400	190	229
ING VP MidCap Opportunities Portfolio - Class I	919	6,115	38,510	3,951
ING VP Real Estate Portfolio - Class I	2,105	870	1,158	289
ING VP SmallCap Opportunities Portfolio - Class I	247	3,725	626	3,421
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	32	—	—	—
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	53	29	—	—
ING VP Money Market Portfolio:
ING VP Money Market Portfolio - Class I	34	34	—	—
ING VP Natural Resources Trust:
ING VP Natural Resources Trust	8,217	5,089	1,084	222
Janus Aspen Series:
Janus Aspen Series International Growth Portfolio - Institutional Shares	12,377	15,707	8,222	8,195
Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares	59	26,298	657	4,974
Janus Aspen Series Mid Cap Growth Portfolio - Institutional Shares	73	31,931	547	3,604
Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares	1,138	51,500	1,339	7,242
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	184	40	—	—
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	503	42	—	—
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I	2,942	2,788	1,399	2,540
Neuberger Berman AMT Partners Portfolio® - Class I	6,688	6,582	1,742	1,880
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	611	464	574	225
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small Cap Fund®/VA	5	2	—	—
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Admin Class	$1,930	$827	$1,747	$975
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	48	1	—	—
Pioneer High Yield VCT Portfolio - Class I	2,265	3,156	2,442	561

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005		2004

	Purchases	Sales	Purchases	Sales

	(Dollars in thousands)

Premier VIT:
Premier VIT OpCap Equity Portfolio	2,599	2,847	860	1,861
Premier VIT OpCap Global Equity Portfolio	1,800	975	1,476	517
Premier VIT OpCap Managed Portfolio	3,167	5,255	7,286	14,181
Premier VIT OpCap Small Cap Portfolio	6,176	7,702	4,650	4,476
Wanger Advisors Trust:
Wanger Select	959	706	957	17
Wanger U.S. Smaller Companies	1,260	484	411	15

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

6. Changes in Units

The net changes in units outstanding follow:

	Year Ending December 31
	2005			2004

	Units Issued	Units Redeemed	Net Units Issued (Redeemed)	Units Issued	Units Redeemed	Net Units Issued (Redeemed)

AIM Variable Insurance Funds:
AIM V.I. Demographic Trends Fund - Series I Shares	21,884	644,036	(622,152)	355,535	354,467	1,068
The Alger American Funds:
Alger American Growth Portfolio - Class O	21,391	576,542	(555,151)	62,074	359,700	(297,626)
Alger American Leveraged AllCap Portfolio - Class O	14,697	264,854	(250,157)	57,171	239,003	(181,832)
Alger American MidCap Growth Portfolio - Class O	61,961	322,177	(260,216)	124,614	255,294	(130,680)
Alger American Small Capitalization Portfolio - Class O	107,143	252,613	(145,470)	81,061	308,496	(227,435)
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	23,940	248,378	(224,438)	100	24,040	(23,940)
Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class	391	17,071	(16,680)	71,368	138,527	(67,159)
Fidelity® VIP Contrafund® Portfolio - Initial Class	251,571	246,873	4,698	272,719	142,431	130,288
Fidelity® VIP Equity-Income Portfolio - Initial Class	112,145	366,339	(254,194)	301,270	204,380	96,890
Fidelity® VIP Growth Opportunities Portfolio - Initial Class	67,842	93,173	(25,331)	101,886	315,361	(213,475)
Fidelity® VIP Growth Portfolio - Initial Class	53,973	480,075	(426,102)	47,896	57,579	(9,683)
Fidelity® VIP Index 500 Portfolio - Initial Class	295,017	844,497	(549,480)	366,316	562,378	(196,062)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	983,048	1,093,667	(110,619)	399,542	443,650	(44,108)
Fidelity® VIP Money Market Portfolio - Initial Class	2,140,585	2,244,018	(103,433)	1,898,849	2,344,763	(445,914)
Fidelity® VIP Overseas Portfolio - Initial Class	314	15,847	(15,533)	441	14,234	(13,793)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund - Class 2	33,828	10,629	23,199	—	—	—
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	5,445	4,713	732	—	—	—
ING FMRSM Diversified Mid Cap Portfolio - Service Class	2,690	1	2,689	—	—	—
ING JPMorgan Emerging Markets Equity Portfolio - Service Class	230,779	102,927	127,852	—	—	—
ING JPMorgan Small Cap Equity Portfolio - Institutional Class	482,282	402,115	80,167	—	—	—

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005			2004

	Units Issued	Units Redeemed	Net Units Issued (Redeemed)	Units Issued	Units Redeemed	Net Units Issued (Redeemed)

ING Investors Trust (continued):
ING Julius Baer Foreign Portfolio - Service Class	9,295	2,583	6,712	194,208	25,591	168,617
ING Julius Baer Foreign Portfolio - Service 2 Class	556	1	555	—	—	—
ING Legg Mason Value Portfolio - Institutional Class	80,297	24,926	55,371	—	—	—
ING Limited Maturity Bond Portfolio - Service Class	11,132	5,307	5,825	—	—	—
ING Liquid Assets Portfolio - Institutional Class	508,451	366,041	142,410	—	—	—
ING Marsico Growth Portfolio - Service Class	33,230	9,179	24,051	—	—	—
ING Marsico Growth Portfolio - Service 2 Class	446	1	445	—	—	—
ING Marsico International Opportunities Portfolio - Institutional Class	108,870	96,185	12,685	—	—	—
ING MFS Total Return Portfolio - Service Class	264,305	66,260	198,045	236,087	827	235,260
ING Pioneer Fund Portfolio - Service Class	17	—	17	—	—	—
ING Pioneer Mid Cap Value Portfolio - Service Class	5,531	942	4,589	—	—	—
ING Stock Index Portfolio - Institutional Class	10,605	8,285	2,320	—	—	—
ING T. Rowe Price Capital Appreciation Portfolio - Service Class	231,397	32,915	198,482	—	—	—
ING T. Rowe Price Equity Income Portfolio - Service Class	174,843	98,108	76,735	195,249	5,874	189,375
ING T. Rowe Price Equity Income Portfolio - Service 2 Class	1,061	1	1,060	—	—	—
ING Van Kampen Growth and Income Portfolio - Service Class	12,937	6	12,931	—	—	—
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class	6,122	2,014	4,108	—	—	—
ING American Century Select Portfolio - Initial Class	2,554,727	276,116	2,278,611	—	—	—
ING American Century Small Cap Value Portfolio - Initial Class	47,927	27,912	20,015	63,744	15,635	48,109
ING American Century Small Cap Value Portfolio - Service Class	364	1	363	—	—	—
ING Baron Small Cap Growth Portfolio - Initial Class	208,271	149,119	59,152	50,004	24,006	25,998
ING Baron Small Cap Growth Portfolio - Service Class	45	—	45	—	—	—
ING Davis Venture Value Portfolio - Initial Class	3,105	40	3,065	—	—	—
ING Fidelity® VIP Contrafund® Portfolio - Service Class	1,332	463	869	—	—	—
ING Fidelity® VIP Equity-Income Portfolio - Service Class	940	356	584	—	—	—
ING Fidelity® VIP Growth Portfolio - Service Class	12	—	12	—	—	—

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005			2004

	Units Issued	Units Redeemed	Net Units Issued (Redeemed)	Units Issued	Units Redeemed	Net Units Issued (Redeemed)

ING Partners, Inc. (continued):
ING Fidelity® VIP Mid Cap Portfolio - Service Class	135	—	135	—	—	—
ING Fundamental Research Portfolio - Initial Class	297,428	8,565	288,863	—	—	—
ING JPMorgan Fleming International Portfolio - Initial Class	169,393	166,645	2,748	—	—	—
ING JPMorgan Mid Cap Value Portfolio - Initial Class	207,324	70,889	136,435	135,423	6,137	129,286
ING JPMorgan Mid Cap Value Portfolio - Service Class	915	—	915	—	—	—
ING OpCap Balanced Value Portfolio - Initial Class	6,745	2,187	4,558	—	—	—
ING Oppenheimer Global Portfolio - Initial Class	3,463,717	336,643	3,127,074	27,993	4,507	23,486
ING Oppenheimer Global Portfolio - Service Class	743	297	446	—	—	—
ING PIMCO Total Return Portfolio - Initial Class	194,371	34,284	160,087	146,371	82,190	64,181
ING PIMCO Total Return Portfolio - Service Class	199	83	116	—	—	—
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	5,376	4,597	779	—	—	—
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class	5,606	15	5,591	—	—	—
ING Solution 2025 Portfolio - Service Class	240	—	240	—	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	3,279,467	231,009	3,048,458	—	—	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	635	307	328	—	—	—
ING T. Rowe Price Growth Equity Portfolio - Initial Class	75,015	14,204	60,811	85,446	16,383	69,063
ING T. Rowe Price Growth Equity Portfolio - Service Class	679	93	586	—	—	—
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	6,332	4,771	1,561	—	—	—
ING Van Kampen Comstock Portfolio - Initial Class	164,587	18,084	146,503	149,344	38,722	110,622
ING Van Kampen Comstock Portfolio - Service Class	194	93	101	—	—	—
ING Van Kampen Equity and Income Portfolio - Initial Class	29,521	777	28,744	—	—	—
ING Van Kampen Equity and Income Portfolio - Service Class	1,449	121	1,328	—	—	—
ING Strategic Allocation Portfolio, Inc.:		—
ING VP Strategic Allocation Balanced Portfolio - Class I	49,662	21,090	28,572	175,992	123,215	52,777
ING VP Strategic Allocation Growth Portfolio - Class I	41,320	4,422	36,898	14,335	1,956	12,379
ING VP Strategic Allocation Income Portfolio - Class I	13,836	27,668	(13,832)	96,132	69,900	26,232

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005			2004

	Units Issued	Units Redeemed	Net Units Issued (Redeemed)	Units Issued	Units Redeemed	Net Units Issued (Redeemed)

ING Variable Portfolios, Inc.:
ING VP Global Science and Technology Portfolio - Class I	25,323	26,689	(1,366)	13,614	5,342	8,272
ING VP Index Plus LargeCap Portfolio - Class I	66,319	19,846	46,473	100,471	40,295	60,176
ING VP Index Plus MidCap Portfolio - Class I	419,200	88,202	330,998	161,255	36,867	124,388
ING VP Index Plus SmallCap Portfolio - Class I	346,093	99,883	246,210	140,270	47,629	92,641
ING VP Small Company Portfolio - Class I	29	—	29	—	—	—
ING VP Value Opportunity Portfolio - Class I	102,326	1,011	101,315	—	—	—
ING Variable Products Trust:
ING VP Disciplined LargeCap Portfolio - Class I	15,216	585,652	(570,436)	142,131	145,750	(3,619)
ING VP Financial Services Portfolio - Class I	5,515	1,332	4,183	3,652	225	3,427
ING VP High Yield Bond Portfolio - Class I	785,362	1,568,742	(783,380)	991,021	1,065,470	(74,449)
ING VP International Value Portfolio - Class I	836,381	886,368	(49,987)	665,007	387,712	277,295
ING VP MagnaCap Portfolio - Class I	16,314	140,880	(124,566)	20,761	25,395	(4,634)
ING VP MidCap Opportunities Portfolio - Class I	152,217	869,855	(717,638)	6,333,364	637,164	5,696,200
ING VP Real Estate Portfolio - Class I	147,720	59,572	88,148	93,185	24,524	68,661
ING VP SmallCap Opportunities Portfolio - Class I	14,926	168,757	(153,831)	38,273	170,975	(132,702)
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	3,006	1	3,005	—	—	—
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	5,217	2,855	2,362	—	—	—
ING VP Money Market Portfolio:
ING VP Money Market Portfolio - Class I	3,399	3,399	—	—	—	—
ING VP Natural Resources Trust:
ING VP Natural Resources Trust	570,511	332,062	238,449	99,261	19,818	79,443
Janus Aspen Series:
Janus Aspen Series International Growth Portfolio - Institutional Shares	802,874	1,016,497	(213,623)	639,640	634,052	5,588
Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares	6,677	2,408,119	(2,401,442)	66,602	423,545	(356,943)
Janus Aspen Series Mid Cap Growth Portfolio - Institutional Shares	6,300	2,357,262	(2,350,962)	52,847	254,346	(201,499)
Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares	97,938	4,461,472	(4,363,534)	—	—	—

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

	Year Ending December 31
	2005			2004

	Units Issued	Units Redeemed	Net Units Issued (Redeemed)	Units Issued	Units Redeemed	Net Units Issued (Redeemed)

Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	17,078	3,832	13,246	—	—	—
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	45,045	3,924	41,121	—	—	—
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I	218,712	218,505	207	83,551	197,011	(113,460)
Neuberger Berman AMT Partners Portfolio® - Class I	494,631	468,998	25,633	168,671	157,972	10,699
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	48,205	34,195	14,010	50,657	18,416	32,241
Oppenheimer Variable Account Funds:
Oppenheimer Main Street Small Cap Fund®/VA	436	211	225	—	—	—
PIMCO Variable Insurance Trust:
PIMCO Real Return Portfolio - Admin Class	173,917	75,776	98,141	164,492	92,952	71,540
Pioneer Variable Contracts Trust:
Pioneer Equity Income VCT Portfolio - Class I	4,559	61	4,498	—	—	—
Pioneer High Yield VCT Portfolio - Class I	210,846	300,081	(89,235)	234,238	53,238	181,000
Premier VIT:
Premier VIT OpCap Equity Portfolio	195,741	211,904	(16,163)	72,625	153,467	(80,842)
Premier VIT OpCap Global Equity Portfolio	137,484	70,123	67,361	120,148	40,332	79,816
Premier VIT OpCap Managed Portfolio	202,154	414,126	(211,972)	606,947	1,236,618	(629,671)
Premier VIT OpCap Small Cap Portfolio	149,628	464,047	(314,419)	317,846	283,986	33,860
Wanger Advisors Trust:
Wanger Select	81,560	61,089	20,471	90,021	1,671	88,350
Wanger U.S. Smaller Companies	107,610	40,524	67,086	37,943	1,483	36,460

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

7.	Unit Summary

Division/Contract	Units Outstanding	Unit Value	Extended Value

AIM V.I. Demographic Trends Fund - Series I Shares	717,337.382	$5.31	$3,809,061

Alger American Growth Portfolio - Class O	2,261,969.056	$19.75	$44,673,889

Alger American Leveraged AllCap Portfolio - Class O	1,326,596.783	$23.42	$31,068,897

Alger American MidCap Growth Portfolio - Class O Annuity contracts in payout			$1,465
	1,447,913.971	$25.09	36,328,162

			$36,329,627

Alger American Small Capitalization Portfolio - Class O	1,151,544.512	$12.06	$13,887,627

Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	98,400.008	$17.49	$1,721,016

Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class	918,585.098	$17.09	$15,698,619

Fidelity® VIP Contrafund® Portfolio - Initial Class	3,608,230.134	$28.04	$101,174,773

Fidelity® VIP Equity-Income Portfolio - Initial Class Annuity contracts in payout			$1,428
	3,055,590.685	$21.32	65,145,193

			$65,146,621

Fidelity® VIP Growth Opportunities Portfolio - Initial Class	306,950.378	$7.76	$2,381,935

Fidelity® VIP Growth Portfolio - Initial Class	2,556,633.529	$17.26	$44,127,495

Fidelity® VIP Index 500 Portfolio - Initial Class	5,734,831.858	$21.41	$122,782,750

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,791,725.508	$13.46	$24,116,625

Fidelity® VIP Money Market Portfolio - Initial Class Annuity contracts in payout			$105,132
	1,016,753.312	$12.82	13,034,777

			$13,139,909

Fidelity® VIP Overseas Portfolio - Initial Class	52,201.633	$17.95	$937,019

Franklin Small Cap Value Securities Fund - Class 2	23,199.048	$10.97	$254,494

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units Outstanding	Unit Value	Extended Value

ING VP Balanced Portfolio - Class I	3,005.740	$10.64	$31,981

ING AllianceBernstein Mid Cap Growth Portfolio - Service Class	731.779	$12.72	$9,308

ING FMRSM Diversified Mid Cap Portfolio - Service Class	2,689.061	$12.03	$32,349

ING JPMorgan Emerging Markets Equity Portfolio - Service Class	127,851.939	$13.69	$1,750,293

ING JPMorgan Small Cap Equity Portfolio - Institutional Class	6,711.733	$11.50	$77,185

ING Julius Baer Foreign Portfolio - Service Class	248,784.327	$13.28	$3,303,856

ING Julius Baer Foreign Portfolio - Service 2 Class	555.267	$11.65	$6,469

ING Legg Mason Value Portfolio - Institutional Class	55,371.188	$11.50	$636,769

ING Limited Maturity Bond Portfolio - Service Class	5,824.652	$10.03	$58,421

ING Liquid Assets Portfolio - Institutional Class	142,410.397	$10.13	$1,442,617

ING Marsico Growth Portfolio - Service Class	24,050.570	$11.48	$276,101

ING Marsico Growth Portfolio - Service 2 Class	445.425	$10.87	$4,842

ING Marsico International Opportunities Portfolio - Institutional Class	12,685.176	$12.44	$157,804

ING MFS Total Return Portfolio - Service Class	468,412.212	$12.54	$5,873,889

ING Pioneer Fund Portfolio - Service Class	17.446	$10.98	$192

ING Pioneer Mid Cap Value Portfolio - Service Class	4,589.082	$10.90	$50,021

ING Stock Index Portfolio - Institutional Class	2,319.649	$10.46	$24,264

ING T. Rowe Price Capital Appreciation Portfolio - Service Class	198,481.823	$11.01	$2,185,285

ING T. Rowe Price Equity Income Portfolio - Service Class	311,284.068	$14.12	$4,395,331

ING T. Rowe Price Equity Income Portfolio - Service 2 Class	1,060.328	$10.35	$10,974

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units Outstanding	Unit Value	Extended Value

ING Van Kampen Growth and Income Portfolio - Service Class	12,931.208	$11.13	$143,924

ING American Century Large Company Value Portfolio - Initial Class	4,108.215	$10.63	$43,670

ING American Century Select Portfolio - Initial Class	2,278,611.298	$10.43	$23,765,916

ING American Century Small Cap Value Portfolio - Initial Class	86,050.596	$17.11	$1,472,326

ING American Century Small Cap Value Portfolio - Service Class	363.800	$11.00	$4,002

ING Baron Small Cap Growth Portfolio - Initial Class	110,338.101	$17.75	$1,958,501

ING Baron Small Cap Growth Portfolio - Service Class	45.406	$10.66	$484

ING Davis Venture Value Portfolio - Initial Class	3,065.020	$11.05	$33,868

ING Fidelity® VIP Contrafund® Portfolio - Service Class	869.285	$11.63	$10,110

ING Fidelity® VIP Equity-Income Portfolio - Service Class	583.764	$10.55	$6,159

ING Fidelity® VIP Growth Portfolio - Service Class	11.704	$10.58	$124

ING Fidelity® VIP Mid Cap Portfolio - Service Class	135.277	$11.85	$1,603

ING Fundamental Research Portfolio - Initial Class	288,863.376	$11.04	$3,189,052

ING JPMorgan Fleming International Portfolio - Initial Class	2,748.601	$11.21	$30,812

ING JPMorgan Mid Cap Value Portfolio - Initial Class	312,965.987	$16.46	$5,151,420

ING JPMorgan Mid Cap Value Portfolio - Service Class	914.809	$10.86	$9,935

ING OpCap Balanced Value Portfolio - Initial Class	4,557.882	$10.79	$49,180

ING Oppenheimer Global Portfolio - Initial Class Annuity contracts in payout			$2,915
	3,170,562.052	$16.78	53,202,031

			$53,204,946

ING Oppenheimer Global Portfolio - Service Class	446.374	$11.61	$5,182

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units Outstanding	Unit Value	Extended Value

ING PIMCO Total Return Portfolio - Initial Class	289,177.062	$10.80	$3,123,112

ING PIMCO Total Return Portfolio - Service Class	115.857	$10.07	$1,167

ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	779.400	$11.93	$9,298

ING Salomon Brothers Large Cap Growth Portfolio - Initial Class	5,591.047	$11.43	$63,906

ING Solution 2025 Portfolio - Service Class	240.326	$10.90	$2,620

ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	3,048,457.813	$11.11	$33,868,366

ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	328.014	$11.03	$3,618

ING T. Rowe Price Growth Equity Portfolio - Initial Class	171,610.656	$14.50	$2,488,355

ING T. Rowe Price Growth Equity Portfolio - Service Class	585.920	$10.64	$6,234

ING UBS U.S. Large Cap Equity Portfolio - Initial Class	1,560.781	$11.24	$17,543

ING Van Kampen Comstock Portfolio - Initial Class	291,792.971	$15.04	$4,388,566

ING Van Kampen Comstock Portfolio - Service Class	100.527	$10.41	$1,046

ING Van Kampen Equity and Income Portfolio - Initial Class	28,744.168	$10.89	$313,024

ING Van Kampen Equity and Income Portfolio - Service Class	1,327.862	$10.76	$14,288

ING VP Strategic Allocation Balanced Portfolio - Class I	94,671.528	$13.20	$1,249,664

ING VP Strategic Allocation Growth Portfolio - Class I	51,526.509	$14.12	$727,554

ING VP Strategic Allocation Income Portfolio - Class I	32,694.900	$12.24	$400,186

ING VP Global Science and Technology Portfolio - Class I	6,905.944	$11.78	$81,352

ING VP Index Plus LargeCap Portfolio - Class I	130,910.178	$13.96	$1,827,506

ING VP Index Plus MidCap Portfolio - Class I	494,201.092	$16.39	$8,099,956

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units Outstanding	Unit Value	Extended Value

ING VP Index Plus SmallCap Portfolio - Class I	359,202.183	$16.99	$6,102,845

ING VP Small Company Portfolio - Class I	29.498	$11.30	$333

ING VP Value Opportunity Portfolio - Class I	101,314.864	$10.66	$1,080,016

ING VP Financial Services Portfolio - Class I	7,609.531	$11.80	$89,792

ING VP High Yield Bond Portfolio - Class I	547,436.560	$10.01	$5,479,840

ING VP International Value Portfolio - Class I	1,315,803.687	$20.36	$26,789,763

ING VP MidCap Opportunities Portfolio - Class I	5,263,838.453	$7.00	$36,846,869

ING VP Real Estate Portfolio - Class I	156,809.282	$15.39	$2,413,295

ING VP SmallCap Opportunities Portfolio - Class I	926,945.722	$22.60	$20,948,973

ING VP Balanced Portfolio - Class I	3,005.460	$10.64	$31,978

ING VP Intermediate Bond Portfolio - Class I	2,361.580	$10.14	$23,946

ING VP Natural Resources Trust	317,891.771	$16.74	$5,321,508

Janus Aspen Series International Growth Portfolio - Institutional Shares	1,271,808.556	$18.64	$23,706,511

Lord Abbett Series Fund - Growth and Income Portfolio - Class VC	13,246.367	$10.38	$137,497

Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC	41,120.951	$10.91	$448,630

Neuberger Berman AMT Limited Maturity Bond Portfolio® - Class I	982,127.631	$12.37	$12,148,919

Neuberger Berman AMT Partners Portfolio - Class I	1,415,415.696	$14.47	$20,481,065

Neuberger Berman AMT Socially Responsive Portfolio® - Class I	236,178.282	$13.77	$3,252,175

Oppenheimer Main Street Small Cap Fund®/VA	225.440	$11.28	$2,543

PIMCO Real Return Portfolio - Admin Class	169,680.980	$10.84	$1,839,342

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division/Contract	Units Outstanding	Unit Value	Extended Value

Pioneer Equity Income VCT Portfolio - Class I	4,498.473	$10.57	$47,549

Pioneer High Yield VCT Portfolio - Class I	91,765.187	$10.69	$980,970

Premier VIT OpCap Equity Portfolio	431,165.997	$13.50	$5,820,741

Premier VIT OpCap Global Equity Portfolio	451,227.936	$14.31	$6,457,072

Premier VIT OpCap Managed Portfolio	1,338,148.435	$12.48	$16,700,092

Premier VIT OpCap Small Cap Portfolio	1,460,242.330	$16.77	$24,488,264

Wanger Select	108,821.233	$12.42	$1,351,560

Wanger U.S. Smaller Companies	103,548.088	$12.68	$1,312,990

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

8.	Financial Highlights

A summary of unit values and units outstanding for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, follows:

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

AIM V.I. Demographic Trends Fund - Series I Shares
2005	717	$5.31	$3,809	—%	1.40%	4.73%
2004	1,339	$5.07	6,791	—	1.40%	6.74%
2003	1,338	$4.75	6,357	—	1.40%	35.71%
2002	894	$3.50	3,129	—	1.40%	-33.21%
2001	1,286	$5.24	6,741	—	1.40%	-32.87%
Alger American Growth Portfolio - Class O
2005	2,262	$19.75	44,672	0.23	1.40%	10.46%
2004	2,817	$17.88	50,370	—	1.40%	4.01%
2003	3,115	$17.19	53,542	—	1.40%	33.26%
2002	3,121	$12.90	40,255	0.04	1.40%	-33.91%
2001	3,504	$19.52	68,389	(23.00)	1.40%	-13.05%
Alger American Leveraged AllCap Portfolio - Class O
2005	1,327	$23.42	31,068	—	1.40%	12.87%
2004	1,577	$20.75	32,718	—	1.40%	6.68%
2003	1,759	$19.45	34,205	—	1.40%	32.86%
2002	1,825	$14.64	26,713	0.01	1.40%	-34.85%
2001	2,084	$22.47	46,833	—	1.40%	-17.11%
Alger American MidCap Growth Portfolio - Class O
2005	1,448	$25.09	36,329	—	1.40%	8.33%
2004	1,708	$23.16	39,562	—	1.40%	11.45%
2003	1,839	$20.78	38,212	—	1.40%	45.72%
2002	1,597	$14.26	22,771	—	1.40%	-30.51%
2001	1,366	$20.52	28,036	—	1.40%	-7.83%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

Alger American Small Capitalization Portfolio - Class O
2005	1,152	$12.06	$13,887	—%	1.40%	15.30%
2004	1,297	$10.46	13,567	—	1.40%	14.95%
2003	1,524	$9.10	13,873	—	1.40%	40.43%
2002	1,463	$6.48	9,480	—	1.40%	-27.27%
2001	1,442	$8.91	12,855	(0.05)	1.40%	-30.50%
Fidelity® VIP Asset Manager SM Portfolio - Initial Class
2005	98	$17.49	1,721	2.73	1.40%	2.58%
2004	115	$17.05	1,962	2.88	1.40%	4.03%
2003	139	$16.39	2,279	3.72	1.40%	16.32%
2002	193	$14.09	2,725	4.30	1.40%	-10.03%
2001	258	$15.66	4,046	(4.54)	1.40%	-5.45%
Fidelity® VIP Asset Manager: Growth® Portfolio - Initial Class
2005	919	$17.09	15,698	2.45	1.40%	2.46%
2004	1,143	$16.68	19,066	2.32	1.40%	4.51%
2003	1,210	$15.96	19,314	2.75	1.40%	21.65%
2002	1,218	$13.12	15,979	2.59	1.40%	-16.70%
2001	1,101	$15.75	17,351	(2.90)	1.40%	-8.69%
Fidelity® VIP Contrafund® Portfolio - Initial Class
2005	3,608	$28.04	101,171	0.28	1.40%	15.30%
2004	3,604	$24.32	87,638	0.32	1.40%	13.86%
2003	3,473	$21.36	74,188	0.42	1.40%	26.69%
2002	3,240	$16.86	54,623	0.84	1.40%	-10.60%
2001	3,526	$18.86	66,502	(0.81)	1.40%	-13.47%
Fidelity® VIP Equity-Income Portfolio - Initial Class
2005	3,056	$21.32	65,144	1.63	1.40%	4.41%
2004	3,310	$20.42	67,588	1.47	1.40%	9.96%
2003	3,213	$18.57	59,666	1.56	1.40%	28.51%
2002	2,751	$14.45	39,755	1.60	1.40%	-18.08%
2001	2,447	$17.64	43,165	(1.58)	1.40%	-6.29%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

Fidelity® VIP Growth Opportunities Portfolio - Initial Class
2005	307	$7.76	$2,382	0.89%	1.40%	7.33%
2004	332	$7.23	2,402	0.51	1.40%	5.70%
2003	342	$6.84	2,339	0.67	1.40%	28.09%
2002	289	$5.34	1,546	1.04	1.40%	-22.94%
2001	343	$6.93	2,375	(0.38)	1.40%	-15.62%
Fidelity® VIP Growth Portfolio - Initial Class
2005	2,557	$17.26	44,125	0.50	1.40%	4.29%
2004	2,983	$16.55	49,364	0.26	1.40%	1.97%
2003	3,196	$16.23	51,875	0.26	1.40%	30.99%
2002	3,335	$12.39	41,316	0.24	1.40%	-31.09%
2001	3,334	$17.98	59,933	(0.08)	1.40%	-18.80%
Fidelity® VIP Index 500 Portfolio - Initial Class
2005	5,735	$21.41	122,778	1.76	1.40%	3.38%
2004	6,284	$20.71	130,148	1.27	1.40%	9.11%
2003	6,480	$18.98	122,998	1.38	1.40%	26.62%
2002	6,274	$14.99	94,053	1.26	1.40%	-23.32%
2001	6,126	$19.55	119,788	(1.13)	1.40%	-13.33%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2005	1,792	$13.46	24,116	3.66	1.40%	0.75%
2004	1,902	$13.36	25,415	4.12	1.40%	3.01%
2003	1,946	$12.97	25,245	5.64	1.40%	3.76%
2002	2,005	$12.50	25,056	3.06	1.40%	8.79%
2001	1,203	$11.49	13,815	(3.42)	1.40%	6.95%
Fidelity® VIP Money Market Portfolio - Initial Class
2005	1,017	$12.82	13,139	2.99	1.40%	1.58%
2004	1,120	$12.62	14,311	1.15	1.40%	-0.16%
2003	1,566	$12.64	20,008	1.20	1.40%	-0.39%
2002	4,122	$12.69	52,518	1.65	1.40%	0.24%
2001	2,258	$12.66	28,819	(3.91)	1.40%	2.74%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

Fidelity® VIP Overseas Portfolio - Initial Class
2005	52	$17.95	$937	0.66%	1.40%	17.40%
2004	68	$15.29	1,036	1.21	1.40%	12.01%
2003	82	$13.65	1,113	0.79	1.40%	41.45%
2002	94	$9.65	906	0.80	1.40%	-21.42%
2001	113	$12.28	1,383	(5.60)	1.40%	-17.02%
Franklin Small Cap Value Securities Fund - Class 2
2005	23	$10.97	254	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING AllianceBernstein Mid Cap Growth Portfolio - Service Class
2005	1	$12.72	9	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d )
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING FMRSM Diversified Mid Cap Portfolio - Service Class
2005	3	$12.03	32	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING JPMorgan Emerging Markets Equity Portfolio - Service Class
2005	128	$13.69	1,750	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(e)
2003	(d)	(d)	(d)	(d)	(d)	(e)
2002	(d)	(d)	(d)	(d)	(d)	(e)
2001	(d)	(d)	(d)	(d)	(d)	(e)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING JPMorgan Small Cap Equity Portfolio - Institutional Class
2005	7	$11.50	$77	(d)%	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(e)
2003	(d)	(d)	(d)	(d)	(d)	(e)
2002	(d)	(d)	(d)	(d)	(d)	(e)
2001	(d)	(d)	(d)	(d)	(d)	(e)
ING Julius Baer Foreign Portfolio - Service Class
2005	249	$13.28	3,304	0.06	1.40%	13.80%
2004	169	$11.67	1,968	(c)	1.40%	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
ING Julius Baer Foreign Portfolio - Service 2 Class
2005	1	$11.65	6	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(e)
2003	(d)	(d)	(d)	(d)	(d)	(e)
2002	(d)	(d)	(d)	(d)	(d)	(e)
2001	(d)	(d)	(d)	(d)	(d)	(e)
ING Legg Mason Value Portfolio - Institutional Class
2005	55	$11.50	637	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Limited Maturity Bond Portfolio - Service Class
2005	6	$10.03	58	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING Liquid Assets Portfolio - Institutional Class
2005	142	$10.13	$1,443	(d)%	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Marsico Growth Portfolio - Service Class
2005	24	$11.48	276	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Marsico Growth Portfolio - Service 2 Class
2005	—	$10.87	5	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Marsico International Opportunities Portfolio - Institutional Class
2005	13	$12.44	158	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING MFS Total Return Portfolio - Service Class
2005	468	$12.54	5,874	2.64	1.40%	1.46%
2004	270	$12.36	3,342	2.94	1.40%	9.57%
2003	35	$11.28	396	(b)	1.40%	(b)
2002	(b)	(b)	(b)	(b)	(b)	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income RatioA		Expense RatioB		Total ReturnC

ING Pioneer Fund Portfolio - Service Class
2005	—		$10.98	$—		(d	) %	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
ING Pioneer Mid Cap Value Portfolio - Service Class
2005	5		$10.90	50		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Stock Index Portfolio - Institutional Class
2005	2		$10.46	24		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING T. Rowe Price Capital Appreciation Portfolio - Service Class
2005	198		$11.01	2,185		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING T. Rowe Price Equity Income Portfolio - Service Class
2005	311		$14.12	4,395		1.20		1.40%		2.47%
2004	235		$13.78	3,232		1.38		1.40%		13.32%
2003	45		$12.16	549		(b	)	1.40%		(b	)
2002	(b	)	(b)	(b	)	(b	)	(b	)	(b	)
2001	(b	)	(b)	(b	)	(b	)	(b	)	(b	)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income RatioA		Expense RatioB		Total ReturnC

ING T. Rowe Price Equity Income Portfolio - Service 2 Class
2005	1		$10.35	$11		(d	) %	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
ING Van Kampen Growth and Income Portfolio - Service Class
2005	13		$11.13	144		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING American Century Large Company Value Portfolio - Initial Class
2005	4		$10.63	44		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING American Century Select Portfolio - Initial Class
2005	2,279		$10.43	23,765		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING American Century Small Cap Value Portfolio - Initial Class
2005	86		$17.11	1,472		0.47		1.40%		6.67%
2004	66		$16.04	1,059		0.31		1.40%		19.88%
2003	18		$13.00	240		4.98		1.40%		33.93%
2002	—		$10.00	1		(b	)	1.40%		(b	)
2001	(b	)	(b)	(b	)	(b	)	(b	)	(b	)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income RatioA		Expense RatioB		Total ReturnC

ING American Century Small Cap Value Portfolio - Service Class
2005	—		$11.00	$4		(d	) %	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Baron Small Cap Growth Portfolio - Initial Class
2005	110		$17.75	1,959		—		1.40%		6.10%
2004	51		$16.73	856		—		1.40%		26.55%
2003	25		$13.22	333		—		1.40%		31.94%
2002	—		$10.02	1		(a	)	1.40%		(a	)
2001	(a	)	(a)	(a	)	(a	)	(a	)	(a	)
ING Baron Small Cap Growth Portfolio - Service Class
2005	—		$10.66	—		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Davis Venture Value Portfolio - Initial Class
2005	3		$11.05	34		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Fidelity® VIP Contrafund® Portfolio - Service Class
2005	1		$11.63	10		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income RatioA		Expense RatioB		Total ReturnC

ING Fidelity® VIP Equity-Income Portfolio - Service Class
2005	1		$10.55	$6		(d	) %	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Fidelity® VIP Growth Portfolio - Service Class
2005	—		$10.58	—		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Fidelity® VIP Mid Cap Portfolio - Service Class
2005	—		$11.85	2		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Fundamental Research Portfolio - Initial Class
2005	289		$11.04	3,189		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING JPMorgan Fleming International Portfolio - Initial Class
2005	3		$11.21	31		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)		Unit Fair Value	Net Assets (000’s)		Investment Income RatioA		Expense RatioB		Total ReturnC

ING JPMorgan Mid Cap Value Portfolio - Initial Class
2005	313		$16.46	$5,151		0.66%		1.40%		7.16%
2004	177		$15.36	2,712		0.42		1.40%		19.25%
2003	47		$12.88	609		(b	)	1.40%		(b	)
2002	(b	)	(b)	(b	)	(b	)	(b	)	(b	)
2001	(b	)	(b)	(b	)	(b	)	(b	)	(b	)
ING JPMorgan Mid Cap Value Portfolio - Service Class
2005	1		$10.86	10		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(e	)	(d	)
ING OpCap Balanced Value Portfolio - Initial Class
2005	5		$10.79	49		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
ING Oppenheimer Global Portfolio - Initial Class
2005	3,171		$16.78	53,203		1.63		1.40%		12.02%
2004	43		$14.98	651		—		1.40%		13.66%
2003	20		$13.18	264		(b	)	1.40%		(b	)
2002	(b	)	(b)	(b	)	(b	)	(b	)	(b	)
2001	(b	)	(b)	(b	)	(b	)	(b	)	(b	)
ING Oppenheimer Global Portfolio - Service Class
2005	—		$11.61	5		(d	)	1.40%		(d	)
2004	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2003	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2002	(d	)	(d)	(d	)	(d	)	(d	)	(d	)
2001	(d	)	(d)	(d	)	(d	)	(d	)	(d	)

RELIASTAR LIFE INSURANCE COMPANY SEPARATE ACCOUNT N Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING PIMCO Total Return Portfolio - Initial Class
2005	289	$10.80	$3,123	1.80%	1.40%	0.93%
2004	129	$10.70	1,381	—	1.40%	3.18%
2003	65	$10.37	673	(b)	1.40%	(b)
2002	(b)	(b)	(b)	(b)	(b)	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)
ING PIMCO Total Return Portfolio - Service Class
2005	—	$10.07	1	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class
2005	1	$11.93	9	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Salomon Brothers Large Cap Growth Portfolio - Initial Class
2005	6	$11.43	64	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Solution 2025 Portfolio - Service Class
2005	—	$10.90	3	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY SEPARATE ACCOUNT N Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2005	3,048	$11.11	$33,867	(d)%	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
2005	—	$11.03	4	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING T. Rowe Price Growth Equity Portfolio - Initial Class
2005	172	$14.50	2,488	0.50	1.40%	4.69%
2004	111	$13.85	1,535	0.19	1.40%	8.46%
2003	42	$12.77	533	(b)	1.40%	(b)
2002	(b)	(b)	(b)	(b)	(b)	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)
ING T. Rowe Price Growth Equity Portfolio - Service Class
2005	1	$10.64	6	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
2005	2	$11.24	17	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY SEPARATE ACCOUNT N Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING Van Kampen Comstock Portfolio - Initial Class
2005	292	$15.04	$4,389	0.71%	1.40%	2.31%
2004	145	$14.70	2,136	—	1.40%	15.20%
2003	35	$12.76	442	4.51	1.40%	28.11%
2002	—	$9.96	1	(a)	1.40%	(a)
2001	(a)	(a)	(a)	(a)	(a)	(a)
ING Van Kampen Comstock Portfolio - Service Class
2005	—	$10.41	1	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Van Kampen Equity and Income Portfolio - Initial Class
2005	29	$10.89	313	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING Van Kampen Equity and Income Portfolio - Service Class
2005	1	$10.76	14	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Strategic Allocation Balanced Portfolio - Class I
2005	95	$13.20	1,250	1.41	1.40%	3.21%
2004	66	$12.79	845	1.20	1.40%	8.76%
2003	13	$11.76	157	(b)	1.40%	(b)
2002	(b)	(b)	(b)	(b)	(b)	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY SEPARATE ACCOUNT N Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA		Expense RatioB	Total ReturnC

ING VP Strategic Allocation Growth Portfolio - Class I
2005	52	$14.12	$728	1.15%		1.40%	4.75%
2004	15	$13.48	197	0.89		1.40%	10.40%
2003	2	$12.21	27	(b	)	1.40%	(b)
2002	(b)	(b)	(b)	(b	)	(b)	(b)
2001	(b)	(b)	(b)	(b	)	(b)	(b)
ING VP Strategic Allocation Income Portfolio - Class I
2005	33	$12.24	400	1.52		1.40%	2.34%
2004	47	$11.96	556	4.85		1.40%	6.50%
2003	20	$11.23	228	(b)		1.40%	(b)
2002	(b)	(b)	(b)	(b)		(b)	(b)
2001	(b)	(b)	(b)	(b)		(b)	(b)
ING VP Global Science and Technology Portfolio - Class I
2005	7	$11.78	81	—		1.40%	10.20%
2004	8	$10.69	88	(c)		1.40%	(c)
2003	(c)	(c)	(c)	(c)		(c)	(c)
2002	(c)	(c)	(c)	(c)		(c)	(c)
2001	(c)	(c)	(c)	(c)		(c)	(c)
ING VP Index Plus LargeCap Portfolio - Class I
2005	131	$13.96	1,828	1.35		1.40%	3.95%
2004	84	$13.43	1,134	1.12		1.40%	9.01%
2003	24	$12.32	299	(b)		1.40%	(b)
2002	(b)	(b)	(b)	(b)		(b)	(b)
2001	(b)	(b)	(b)	(b)		(b)	(b)
ING VP Index Plus MidCap Portfolio - Class I
2005	494	$16.39	8,100	0.42		1.40%	9.63%
2004	163	$14.95	2,440	0.34		1.40%	14.91%
2003	39	$13.01	505	(b)		1.40%	(b)
2002	(b)	(b)	(b)	(b)		(b)	(b)
2001	(b)	(b)	(b)	(b)		(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY SEPARATE ACCOUNT N Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING VP Index Plus SmallCap Portfolio - Class I
2005	359	$16.99	$6,103	0.29%	1.40%	6.12%
2004	113	$16.01	1,809	0.19	1.40%	20.38%
2003	20	$13.30	271	(b)	1.40%	(b)
2002	(b)	(b)	(b)	(b)	(b)	(b)
2001	(b)	(b)	(b)	(b)	(b)	(b)
ING VP Small Company Portfolio - Class I
2005	—	$11.30	—	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Value Opportunity Portfolio - Class I
2005	101	$10.66	1,080	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Financial Services Portfolio - Class I
2005	8	$11.80	90	0.71	1.40%	6.21%
2004	3	$11.11	38	(c)	1.40%	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
ING VP High Yield Bond Portfolio - Class I
2005	547	$10.01	5,480	4.71	1.40%	—
2004	1,331	$10.01	13,321	4.09	1.40%	6.49%
2003	1,405	$9.40	13,210	7.10	1.40%	15.76%
2002	545	$8.12	4,422	6.62	1.40%	-2.52%
2001	612	$8.33	5,104	(9.58)	1.40%	-0.71%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING VP International Value Portfolio - Class I
2005	1,316	$20.36	$26,789	2.33%	1.40%	7.90%
2004	1,366	$18.87	25,772	1.19	1.40%	15.77%
2003	1,088	$16.30	17,742	1.46	1.40%	28.14%
2002	841	$12.72	10,693	0.87	1.40%	-16.54%
2001	1,008	$15.24	15,372	(1.55)	1.40%	-12.90%
ING VP MidCap Opportunities Portfolio - Class I
2005	5,264	$7.00	36,845	—	1.40%	8.70%
2004	5,981	$6.44	38,521	—	1.40%	10.09%
2003	285	$5.85	1,669	—	1.40%	34.79%
2002	236	$4.34	1,024	—	1.40%	-26.94%
2001	224	$5.94	1,330	—	1.40%	-33.86%
ING VP Real Estate Portfolio - Class I
2005	157	$15.39	2,413	2.94	1.40%	10.96%
2004	69	$13.87	952	(c)	1.40%	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
ING VP SmallCap Opportunities Portfolio - Class I
2005	927	$22.60	20,948	—	1.40%	7.62%
2004	1,081	$21.00	22,696	—	1.40%	8.64%
2003	1,213	$19.33	23,457	—	1.40%	36.61%
2002	1,497	$14.15	21,178	—	1.40%	-44.36%
2001	1,566	$25.43	39,833	—	1.40%	-30.15%
ING VP Balanced Portfolio - Class I
2005	3	$10.64	32	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

ING VP Intermediate Bond Portfolio - Class I
2005	2	$10.14	$24	(d)%	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
ING VP Natural Resources Trust
2005	318	$16.74	5,322	0.05	1.40%	40.79%
2004	79	$11.89	945	(c)	1.40%	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
Janus Aspen Series International Growth Portfolio - Institutional Shares
2005	1,272	$18.64	23,706	1.09	1.40%	30.44%
2004	1,485	$14.29	21,227	0.90	1.40%	17.32%
2003	1,480	$12.18	18,025	2.43	1.40%	32.97%
2002	1,521	$9.16	13,930	0.80	1.40%	-26.60%
2001	1,550	$12.48	19,344	(1.02)	1.40%	-24.31%
Lord Abbett Series Fund - Growth and Income Portfolio - Class VC
2005	13	$10.38	137	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
Lord Abbett Series Fund - Mid-Cap Value Portfolio - Class VC
2005	41	$10.91	449	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

Neuberger Berman AMT Limited Maturity Bond Portfolio - Class I
2005	982	$12.37	$12,148	2.59%	1.40%	—
2004	982	$12.37	12,146	3.49	1.40%	-0.64%
2003	1,095	$12.45	13,637	4.49	1.40%	1.06%
2002	1,265	$12.32	15,582	4.05	1.40%	3.88%
2001	929	$11.86	11,025	(4.43)	1.40%	7.26%
Neuberger Berman AMT Partners Portfolio - Class I
2005	1,415	$14.47	20,480	1.03	1.40%	16.41%
2004	1,390	$12.43	17,275	0.01	1.40%	17.37%
2003	1,379	$10.59	14,605	—	1.40%	33.21%
2002	1,275	$7.95	10,137	0.51	1.40%	-25.21%
2001	1,295	$10.63	13,771	(0.39)	1.40%	-4.19%
Neuberger Berman AMT Socially Responsive Portfolio - Class I
2005	236	$13.77	3,252	—	1.40%	5.36%
2004	222	$13.07	2,904	—	1.40%	11.71%
2003	190	$11.70	2,222	—	1.40%	32.50%
2002	139	$8.83	1,231	—	1.40%	-15.90%
2001	85	$10.50	893	—	1.40%	-4.93%
Oppenheimer Main Street Small Cap Fund®/VA
2005	—	$11.28	3	(d)	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
PIMCO Real Return Portfolio - Admin Class
2005	170	$10.84	1,839	3.98	1.40%	0.65%
2004	72	$10.77	770	(c)	1.40%	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

Pioneer Equity Income VCT Portfolio - Class I
2005	4	$10.57	$48	(d)%	1.40%	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
Pioneer High Yield VCT Portfolio - Class I
2005	92	$10.69	981	2.95	1.40%	0.47%
2004	181	$10.64	1,926	(c)	1.40%	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
2002	(c)	(c)	(c)	(c)	(c)	(c)
2001	(c)	(c)	(c)	(c)	(c)	(c)
Premier VIT OpCap Equity Portfolio
2005	431	$13.50	5,821	0.41	1.40%	5.55%
2004	447	$12.79	5,721	0.88	1.40%	10.35%
2003	528	$11.59	6,121	1.11	1.40%	26.81%
2002	417	$9.14	3,813	0.88	1.40%	-22.48%
2001	452	$11.79	5,331	(0.53)	1.40%	-8.32%
Premier VIT OpCap Global Equity Portfolio
2005	451	$14.31	6,457	0.31	1.40%	5.53%
2004	384	$13.56	5,205	0.47	1.40%	10.97%
2003	304	$12.22	3,716	0.47	1.40%	29.72%
2002	190	$9.42	1,785	0.41	1.40%	-18.58%
2001	147	$11.57	1,698	—	1.40%	-15.03%
Premier VIT OpCap Managed Portfolio
2005	1,338	$12.48	16,699	1.19	1.40%	3.83%
2004	1,550	$12.02	18,632	1.66	1.40%	9.17%
2003	2,180	$11.01	23,999	1.51	1.40%	20.07%
2002	1,736	$9.17	15,916	1.66	1.40%	-18.05%
2001	1,405	$11.19	15,718	(2.13)	1.40%	-6.24%

RELIASTAR LIFE INSURANCE COMPANY
SEPARATE ACCOUNT N
Notes to Financial Statements

Division	Units (000’s)	Unit Fair Value	Net Assets (000’s)	Investment Income RatioA	Expense RatioB	Total ReturnC

Premier VIT OpCap Small Cap Portfolio
2005	1,460	$16.77	$24,487	—%	1.40%	-1.29%
2004	1,775	$16.99	30,151	0.04	1.40%	16.21%
2003	1,741	$14.62	25,450	0.04	1.40%	40.71%
2002	1,331	$10.39	13,832	0.06	1.40%	-22.75%
2001	926	$13.45	12,457	(0.59)	1.40%	6.82%
Wanger Select
2005	109	$12.42	1,352	—	1.40%	8.95%
2004	88	$11.40	1,007	(d)	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)
Wanger U.S. Small Companies
2005	104	$12.68	1,313	—	1.40%	9.69%
2004	36	$11.56	421	(d)	1.40%	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
2002	(d)	(d)	(d)	(d)	(d)	(d)
2001	(d)	(d)	(d)	(d)	(d)	(d)

(a)	As this investment Division was not available until 2002, this data is not meaningful and is therefore not presented.
(b)	As this investment Division was not available until 2003, this data is not meaningful and is therefore not presented.
(c)	As this investment Division was not available until 2004, this data is not meaningful and is therefore not presented.
(d)	As this investment Division was not available until 2005, this data is not meaningful and is therefore not presented.

A

The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.

B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense charge, as defined in Note 3.
C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities.

RELIASTAR LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

Years ended December 31, 2005 and 2004

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements - Statutory Basis

C1

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder

ReliaStar Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of ReliaStar Life Insurance Company (the “Company,” an indirect wholly owned subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance (“Minnesota Division of Insurance”), which practices differ from United States generally accepted accounting principles. The variances between such practices and United States generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with United States generally accepted accounting principles, the financial position of ReliaStar Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance.

/s/	Ernst & Young LLP

Atlanta, Georgia

March 31, 2006

RELIASTAR LIFE INSURANCE COMPANY

Balance Sheets - Statutory Basis

	December 31
	2005	2004
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$13,443,308	$12,704,457
Equity securities	53,281	51,751
Subsidiaries	286,170	312,928
Mortgage loans	2,216,503	2,231,587
Real estate, less accumulated depreciation (2005-$103,861; 2004-$99,733)	99,163	93,582
Contract loans	664,252	663,678
Other invested assets	393,768	310,879
Cash and short-term investments	182,231	181,389
Total cash and invested assets	17,338,676	16,550,251

Deferred and uncollected premiums, less loading (2005-$14,095; 2004-$20,953)	148,381	130,108
Accrued investment income	171,913	156,443
Reinsurance balances recoverable	153,332	164,607
Data processing equipment, less accumulated
depreciation (2005-$50,741; 2004-$52,805)	248	492
Indebtedness from related parties	24,125	5,706
Federal income tax recoverable (including $84,453 and $90,451 net deferred
tax assets at December 31, 2005 and 2004, respectively)	84,453	105,000
Separate account assets	4,078,427	4,386,414
Other assets	23,849	25,149
Total admitted assets	$22,023,404	$21,524,170

The accompanying notes are an integral part of these financial statements.

3

RELIASTAR LIFE INSURANCE COMPANY

Balance Sheets - Statutory Basis

	December 31
	2005	2004
	(In Thousands,
	except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$12,777,909	$12,440,023
Accident and health reserves	1,179,674	1,162,954
Deposit type contracts	642,142	625,919
Policyholders’ funds	913	958
Dividends left on deposit	11	16
Dividends payable	12,555	12,575
Unpaid claims	418,142	410,469
Total policy and contract liabilities	15,031,346	14,652,914

Interest maintenance reserve	43,755	62,026
Accounts payable and accrued expenses	155,581	136,965
Reinsurance balances due	83,709	97,491
Federal income tax payable	33,863	-
Indebtedness to related parties	17,406	25,935
Contingency reserve	37,298	38,038
Asset valuation reserve	130,783	127,226
Borrowed money	573,175	576,613
Separate account transfers	(211,715)	(257,459)
Other liabilities	172,388	147,024
Separate account liabilities	4,075,675	4,378,905
Total liabilities	20,143,264	19,985,678

Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value;
2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Surplus note	100,000	100,000
Paid-in and contributed surplus	1,472,125	1,272,125
Unassigned surplus	305,515	163,867
Preferred capital stock, held in treasury	(100)	(100)
Total capital and surplus	1,880,140	1,538,492
Total liabilities and capital and surplus	$22,023,404	$21,524,170

The accompanying notes are an integral part of these financial statements.

4

RELIASTAR LIFE INSURANCE COMPANY

Statements of Operations - Statutory Basis

	Year ended December 31
	2005	2004
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$3,114,418	$3,313,755
Policy proceeds and dividends left on deposit	2,400	1,899
Net investment income	932,511	931,789
Amortization of interest maintenance reserve	12,027	4,496
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	61,228	68,098
Miscellaneous income	161,776	172,511
Total premiums and other revenues	4,284,360	4,492,548

Benefits paid or provided:
Death benefits	900,400	847,563
Annuity benefits	120,306	142,637
Surrender benefits	1,926,257	1,522,230
Interest on policy or contract funds	19,507	28,685
Accident and health benefits	401,269	399,156
Other benefits	8,440	6,051
Increase in life, annuity and accident and health reserves	355,324	746,086
Net transfers from separate accounts	(454,724)	(200,390)
Total benefits paid or provided	3,276,779	3,492,018

Insurance expenses:
Commissions	309,210	346,012
General expenses	353,688	331,688
Insurance taxes, licenses and fees, excluding federal income taxes	48,873	43,363
Miscellaneous expenses	1,092	16,962
Total insurance expenses	712,863	738,025
Gain from operations before policyholder dividends, federal income
taxes and net realized capital losses	294,718	262,505
Dividends to policyholders	17,248	17,494
Gain from operations before federal income taxes
and net realized capital losses	277,470	245,011
Federal income tax expense	86,763	34,491
Gain from operations before net realized capital losses	190,707	210,520
Net realized capital losses	(8,193)	(24,997)
Net income	$182,514	$185,523

The accompanying notes are an integral part of these financial statements.

5

RELIASTAR LIFE INSURANCE COMPANY

Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2005	2004
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500

Preferred capital stock less treasury stock:
Balance at beginning and end of year	-	-

Surplus note:
Balance at beginning and end of year	100,000	100,000

Paid-in and contributed surplus:
Balance at beginning of year	1,272,125	1,272,125
Capital contributions	200,000	-
Balance at end of year	1,472,125	1,272,125

Unassigned surplus:
Balance at beginning of year	163,867	193,877
Net income	182,514	185,523
Change in net unrealized capital gains and losses	4,633	26,860
Change in nonadmitted assets	(48,593)	(2,755)
Change in liability for reinsurance in unauthorized companies	4,563	7,016
Change in asset valuation reserve	(3,557)	(21,604)
Change in reserve on account of change in valuation basis	717	-
Other changes in surplus in separate account statement	9,810	1,078
Change in net deferred income tax	(2,930)	3,432
Change in surplus as a result of reinsurance	(1,999)	(2,237)
Dividends to stockholder	-	(220,000)
Additional minimum pension liability	(3,510)	(9,323)
Other changes	-	2,000
Balance at end of year	305,515	163,867
Total capital and surplus	$1,880,140	$1,538,492

The accompanying notes are an integral part of these financial statements.

6

RELIASTAR LIFE INSURANCE COMPANY

Statements of Cash Flows - Statutory Basis

	Year ended December 31
	2005	2004
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$3,091,025	$3,355,022
Net investment income received	979,664	1,007,258
Commission, expenses paid and miscellaneous expenses	(710,423)	(790,086)
Benefits paid	(3,360,175)	(2,921,144)
Net transfers from separate accounts	471,491	198,417
Dividends paid to policyholders	(17,274)	(20,220)
Federal income taxes paid	(42,765)	(102,973)
Other revenues	219,007	291,086
Net cash provided by operations	630,550	1,017,360
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	10,686,980	13,174,427
Stocks	10,324	3,014
Mortgage loans	505,453	261,420
Real estate	705	2,869
Other invested assets	38,239	40,585
Net loss on cash and short-term investments	(7,011)	(21,542)
Miscellaneous proceeds	10,662	38,761
Net proceeds from sales, maturities, or repayments of investments	11,245,352	13,499,534
Cost of investments acquired:
Bonds	11,504,307	13,867,680
Stocks	11,496	7,442
Mortgage loans	492,190	318,843
Real estate	9,978	713
Other invested assets	51,943	194,964
Miscellaneous applications	24,345	2,813
Total cost of investments acquired	12,094,259	14,392,455
Net change in contract loans	574	(7,563)
Net cash used in investment activities	(849,481)	(885,358)
Financing and miscellaneous activities
Cash provided (used):
Capital and surplus paid-in	200,000	-
Borrowed money	(4,182)	161,556
Net deposits on deposit-type contract funds	16,223	74,775
Dividends to stockholder	-	(220,000)
Other sources (uses)	7,732	(41,683)
Net cash provided (used) in financing and miscellaneous activities	219,773	(25,352)
Net change in cash and short-term investments	842	106,650
Cash and short-term investments:
Beginning of year	181,389	74,739
End of year	$182,231	$181,389

The accompanying notes are an integral part of these financial statements.

7

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

1.	Nature of Operations and Significant Accounting Policies

ReliaStar Life Insurance Company (the “Company”) is domiciled in Minnesota and is a wholly owned subsidiary of Lion Connecticut Holdings, Inc. (“Lion”), a Connecticut holding and management company. Lion, in turn, is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”). ING AIH’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in The Netherlands. The Company is principally engaged in the business of providing individual life insurance and annuities, employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, Puerto Rico and Canada.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). The most significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available-for-sale.

In addition, the Company invests in structured securities including mortgage-backed securities/collateralized mortgage obligations, asset-backed securities, collateralized debt obligations, and commercial mortgage-backed securities. For these structured securities, management compares the undiscounted cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

8

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is written down to the value of the undiscounted cash flows. For GAAP, assets are re-evaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book value. The asset is then written down to fair value. When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss is accounted for as a realized loss.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of these properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Statement of Statutory Accounting Principles (“SSAP”) No. 31, Derivative Instruments, applies to derivative transactions prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, for derivative transactions entered into or modified on or after January 1, 2003. Under this guidance, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of stockholders’ equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve (“AVR”) is determined by an NAIC–prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed–income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five–year bands. The net deferral or interest maintenance reserve (“IMR”) is reported as a liability in the accompanying Balance Sheets.

9

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Realized gains and losses on investments are reported in operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus. Under GAAP, such allowances are included as a component of earnings.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium–paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. In deposit accounting, premiums are credited to an appropriate policy reserve account, without recognizing premium through income.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

10

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life the business for GAAP purposes. For statutory, such amounts are recognized immediately in income, with gains reported as a separate component of surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are non-admitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally deferred federal income tax assets, disallowed interest maintenance reserves, non–operating software, past–due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets.

Employee Benefits: For purposes of calculating the Company’s postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

11

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared. Under GAAP, dividends are recognized over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Minnesota Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the note.

Statements of Cash Flows: Cash and short–term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Participation Fund Account

On January 3, 1989, the Minnesota Division of Insurance approved a Plan of Conversion and Reorganization (“the Plan”), which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account (“PFA”) for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $283,758,000 as of December 31, 2005) with respect to such policies are included in the Company’s financial statements but are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

12

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi class mortgage backed/asset backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the SVO.

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with the adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near-term prospects of the issuer, future economic conditions and market forecasts, and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred. The Company also considers the negative market impact of the interest rate changes, in addition to credit related items, when performing other-than-temporary impairment testing. As part of this testing, the Company determines whether or not it has the ability and intent to retain the investments for a period of time sufficient to allow for recovery in fair value.

13

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company uses derivatives such as interest rate swaps, caps and floors, forwards and options as part of its overall interest rate and other economical risk management strategy for certain life insurance and annuity products. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are deferred to IMR or included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with change in value recorded in surplus as unrealized gain or loss.

Credit default swaps and total return swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at fair value. The replication practices are in accordance with SSAP No. 86.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

Derivatives that are designated in effective hedging relationships are reported in a manner that is consistent with the hedged asset or liability. All effective derivatives are reported at amortized cost with the exception of S&P Options. S&P Options are reported at fair value since they do not meet the hedge requirement of SSAP No. 86. The unrealized gains or losses from S&P Options are reported as unrealized gain or loss in surplus.

SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities, applies to the Company’s subsidiaries, controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory basis net assets, and the Company’s noninsurance subsidiaries are reported at the GAAP-basis of their net assets. Dividends from subsidiaries are included in net investment income. The total net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited US GAAP statements are not available or expected to be available are non-admitted.

14

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Mortgage loans are reported at amortized cost, less allowance for impairments.

Contract loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost; other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight–line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities sold under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short–term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short-term investments are reported at amortized cost, which approximates market value. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets on the Balance Sheets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets on the Balance Sheet, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the first-in first-out method.

Cash on hand includes cash equivalents. Cash equivalents are short–term investments that are both readily convertible to cash and have an original maturity date of three months or less.

15

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 13.25%.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in the valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium–paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid–Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Division of Insurance, is $21,406,164,000 and $16,766,849,000 at December 31, 2005 and 2004, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $457,334,000 and $519,815,000 at December 31, 2005 and December 31, 2004, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

16

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment

Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight–line basis over the estimated useful life of the assets.

Participating Insurance

Participating business approximates less than 1.0% of the Company’s ordinary life insurance in force and 8.3% of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividend expense of $17,248,000 and $17,494,000 was incurred in 2005 and 2004, respectively.

Benefit Plans

The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plan. The Company also provides a contributory retirement plan for substantially all employees.

17

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2005	2004
	(In Thousands)
Bonds	$-	$6,500
Subsidiaries	47,122	-
Deferred and uncollected premium	3,445	3,295
Net deferred tax asset	224,633	224,538
Electronic data processing equipment and software	12,145	844
Furniture and equipment	3,078	4,994
Health care and other amounts receivable	3,895	1,630
Aggregate write-ins for other than invested assets	5,674	7,282
Other	13,552	15,868
Total nonadmitted assets	$313,544	$264,951

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets. The subsidiaries amount of $47,122,000 represents investments in SCA’s nonadmitted as a result of the Company adopting SSAP No. 88. In addition, $118,000 in nonadmitted SCA investments is included in other. The Company’s adoption of SSAP No. 88 is discussed in the “Recently Adopted Statutory Accounting Principle” note.

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2005. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2005.

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments with a maturity of less than one year at the date of acquisition.

18

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Separate Accounts

Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets of these accounts are carried at fair value.

Certain other separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

Reserves related to the Company’s mortality risk associated with these policies are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $18.3 million and $14.3 million at December 31, 2005 and 2004, respectively. The operations of the separate accounts are not included in the accompanying statements of operations.

2.	Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Division of Insurance. The Minnesota Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.

19

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Division of Insurance. As of December 31, 2005 and 2004, the Company had no such permitted accounting practices.

3.	Recently Adopted Statutory Accounting Principle

In June 2004, the NAIC issued Statement of Statutory Accounting Principles No. 88, Investments in Subsidiary, Controlled and Affiliated Entities, (SSAP No. 88), with an effective date of January 1, 2005. SSAP 88 establishes statutory accounting principles for subsidiaries, controlled and affiliated entities (SCA entities).

SAP 88 continues to define a parent as an entity that directly or indirectly owns and controls the reporting entity. A subsidiary is an entity that is, directly or indirectly owned and controlled by the reporting entity. An affiliate is defined as an entity that is within the holding company system or a party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the reporting entity. An affiliate may be a parent or subsidiary and may also include partnerships, joint ventures and limited liability companies (LLC).

Control continues to be defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee, whether through ownership of voting securities, by contract, by common management or otherwise. Control is presumed to exist if a reporting entity and its affiliates, (measured at the holding company level) directly or indirectly, own, control, hold with the power to vote, or hold proxies representing 10% or more of the voting interest of the entity.

The Company adopted SAP 88, which requires audited financial statements for all SCA investments. When audited statements are not available, the SCA is non-admitted.

As a result of adopting SSAP No. 88, the Company nonadmitted investments in SCA’s, resulting in a decrease in assets of $47,240,000 and a decrease in surplus of $47,240,000 for the year ended December 31, 2005.

20

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

4.	Investments

The amortized cost and fair value of bonds and equity securities are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2005:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$514,993	$876	$6,396	$509,473
States, municipalities, and political
subdivisions	14,336	526	51	14,811
Foreign government	170,871	17,749	1,738	186,882
Foreign other	1,752,585	23,155	36,206	1,739,534
Public utilities securities	335,168	10,994	2,756	343,406
Corporate securities	5,402,252	113,721	69,649	5,446,324
Residential-backed securities	2,740,475	27,755	75,627	2,692,603
Commercial mortgage-backed
securities	1,950,649	10,507	31,207	1,929,949
Other asset-backed securities	563,216	1,156	13,068	551,304
Total fixed maturities	13,444,545	206,439	236,698	13,414,286
Preferred stocks	52,473	269	300	52,442
Common stocks	532	277	-	808
Total equity securities	53,005	546	300	53,250
Total	$13,497,550	$206,985	$236,998	$13,467,536

21

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2004:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$138,912	$1,460	$1,903	$138,469
States, municipalities, and political
subdivisions	18,144	571	118	18,597
Foreign government	213,994	19,516	863	232,647
Foreign other	1,418,206	59,430	7,563	1,470,073
Public utilities securities	1,184,139	65,415	3,612	1,245,942
Corporate securities	4,552,939	212,062	17,346	4,747,655
Residential-backed securities	3,284,512	41,525	50,488	3,275,549
Commercial mortgage-backed
securities	807,576	30,971	2,448	836,099
Other asset-backed securities	1,093,041	29,460	15,423	1,107,078
Total fixed maturities	12,711,463	460,410	99,764	13,072,109
Preferred stocks	50,508	413	-	50,921
Common stocks	900	442	99	1,243
Total equity securities	51,408	855	99	52,164
Total	$12,762,871	$461,265	$99,863	$13,124,273

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2005 and 2004 is as follows:

	December 31
	2005	2004
	(In Thousands)
Amortized cost	$13,444,545	$12,711,463
Less nonadmitted bonds	(1,237)	(7,006)
Carrying value	$13,443,308	$12,704,457

22

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

As of December 31, 2005, the aggregate fair values of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

		More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost	Total
	(In Thousands)
Fair value	$4,218,385	$1,882,883	$2,021,224	$8,122,492
Unrealized loss	85,355	63,199	88,144	236,698

Unrealized losses at December 31, 2005 were primarily related to interest rate movement or spread widening for other than credit-related reasons and to securities under the guidance prescribed by SSAP No. 43 Loan-backed and Structured Securities. Securities affected by SSAP No. 43 include U.S. government backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows. The following table summarizes the unrealized losses by duration and reason, along with the carrying amount of securities with unrealized losses at December 31, 2005:

		More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost
	(In Thousands)
Interest rate or spread widening	$41,792	$26,762	$47,942
SSAP No. 43	43,563	36,437	40,202
Total unrealized loss	$85,355	$63,199	$88,144

Carrying amount	$4,218,385	$1,882,883	$2,021,224

Overall, there has been an increase in unrealized losses from $99,764,000 at December 31, 2004 to $236,698,000 at December 31, 2005. This increase is largely caused by an increase in interest rates, which tends to have a negative market value impact on fixed maturity securities. The Company considers the negative market impact of the interest rate changes, in addition to credit related items, when performing other than-temporary impairment testing. As a part of this testing, the Company determines whether or not it has the ability and intent to retain the investments for a period of time sufficient to allow for recovery in fair value.

The amortized cost and fair value of investments in bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

23

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

	Amortized	Fair
	Cost	Value
	(In Thousands)
Maturity:
Due in 1 year or less	$287,969	$289,692
Due after 1 year through 5 years	2,861,212	2,859,294
Due after 5 years through 10 years	3,480,599	3,485,442
Due after 10 years	1,560,425	1,606,002
Total	8,190,205	8,240,430
Residential-backed securities	2,740,475	2,692,603
Commercial mortgage-backed securities	1,950,649	1,929,949
Other asset-backed securities	563,216	551,304
Total	$13,444,545	$13,414,286

At December 31, 2005, investments in certificates of deposit and bonds, with an admitted asset value of $204,265,000, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2005 and 2004, the Company had loaned securities (which are reflected as invested assets on the balance sheets) with a market value of approximately $185,278,000 and $153,596,000, respectively.

Proceeds from the sale of investments in bonds and other fixed maturity interest securities were $5,769,451,000 and $6,804,502,000 in 2005 and 2004, respectively. Gross gains of $64,858,000 and $62,494,000 and gross losses of $85,859,000 and $45,294,000 during 2005 and 2004, respectively, were realized on those sales. A portion of the gains and losses realized in 2005 and 2004 has been deferred to future periods in the IMR.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2005	2004
	(In Thousands)
Realized capital (losses) gains	$(12,910)	$15,666
Less amount transferred to IMR (net of related taxes of
$(3,362) in 2005 and $10,489 in 2004)	6,244	(19,480)
Less federal income taxes on realized capital gains	(1,527)	(21,183)
Net realized capital (losses)	$(8,193)	$(24,997)

24

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2005	2004
	(In Thousands)
Income:
Subsidiaries	$21,765	$27,942
Equity securities	3,427	3,137
Bonds	755,918	748,100
Mortgage loans	163,291	164,827
Derivatives	(3,379)	(4,579)
Contract loans	49,506	45,131
Real estate	22,747	23,744
Other	21,350	13,651
Total investment income	1,034,625	1,021,953
Investment expenses	(102,114)	(90,164)
Net investment income	$932,511	$931,789

The Company entered into reverse dollar repurchase agreements to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short-term collateralized financing and the repurchase obligation is reported in borrowed money on the Balance Sheets. The repurchase obligation totaled $245,802,000 and $444,994,000 at December 31, 2005 and 2004, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $254,203,000 and $445,262,000 and fair value of $247,381,000 and $445,975,000 at December 31, 2005 and 2004, respectively. The securities have a weighted average coupon rate of 5.3% and have maturities ranging from December 2020 through December 2035. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2005. The Company believes the counterparties to the reverse dollar repurchase agreements are financially responsible and that the counterparty risk is minimal.

25

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same securities in the near term. The proceeds are invested in new securities of intermediate durations. As of December 31, 2005 and 2004, the amount outstanding on these agreements was $326,610,000 and $131,600,000, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $329,514,000 and $133,186,000 and fair value of $325,028,000 and $133,873,000 at December 31, 2005 and 2004, respectively. The securities have a weighted average coupon rate of 5.4% and have maturities ranging from December 2010 through March 2045.

The maximum and minimum lending rates for long-term mortgage loans during 2005 were 6.0% and 4.4%. Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of a loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75.0% on commercial properties. As of December 31, 2005, the Company held no mortgages with interest more than 180 days overdue. No interest was past due as of December 31, 2005.

The Company had impaired mortgage loans without an allowance for credit losses of $7,928,000 and $836,000 as of December 31, 2005 and 2004, respectively.

In the course of the Company’s asset management activities, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s return on its investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, the book value, and the gain or loss of the Company’s financial instruments with respect to securities sold and reacquired within 30 days of the sale date as of and for the year ended December 31, 2005:

			Cost of
	Number of		Securities
Bonds	Transactions	Book Value	Repurchased	Gain
		(In Thousands)
NAIC 3	14	$1,429,587	$1,557,456	$114,913
NAIC 4	4	779,579	796,125	12,481

5.	Derivative Financial Instruments Held for Purposes Other than Trading

The Company uses derivatives for hedging purposes by entering into derivatives such as interest rate swaps, caps, floors, forwards and options to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. The Company’s hedge accounting

26

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

practices are in accordance with the requirements set in SSAP No. 86. The Company also enters into credit default swaps and total return swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (Synthetic) Assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

All premiums paid for the purchase of derivative contracts are included in other invested assets on the balance sheets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Derivatives that are designated in effective hedging relationships are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized capital gains (losses) in surplus. The net loss recognized in unrealized capital losses during the reporting period representing the component of the derivative instruments’ loss excluded from the assessment of hedge effectiveness was $2,632,000. The net unrealized capital losses on derivatives that no longer qualify for hedge accounting were $2,632,000. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

27

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts.

The table below summarizes the Company’s interest rate contracts included in other invested assets at December 31, 2005 and 2004:

	Notional	Carrying	Fair
	Amount	Value	Value
	(In Thousands)
December 31, 2005
Interest rate contracts:
Swaps	$3,275,764	$(2,618)	$6,474
Caps owned	-	-	-
Options owned	54,151	3,239	3,239
Forwards owned	-	-	-
Total derivatives	$3,329,915	$621	$9,713

December 31, 2004
Interest rate contracts:
Swaps	$1,173,426	$97	$(9,456)
Caps owned	100,000	321	-
Options owned	75,789	5,042	5,042
Forwards owned	65,293	(808)	(808)
Total derivatives	$1,414,508	$4,652	$(5,222)

6.	Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $537,570,000 and $700,190,000 and an aggregate market value of $545,128,000 and $734,880,000 at December 31, 2005 and 2004, respectively. Those holdings amounted to 4.0% of the Company’s investments in bonds and 3.0% of total admitted assets at December 31, 2005. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $633,042,000 and $403,776,000, with an aggregate NAIC market value of $627,528,000 and $406,939,000 at December 31, 2005 and 2004, respectively. The carrying value of these holdings amounted to 4.7% of the Company’s investment in bonds and 3.5% of the Company’s total admitted assets at December 31, 2005.

28

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

At December 31, 2005, the Company’s commercial mortgages involved a concentration of properties located in California (21.5%) and Texas (7.4%). The remaining commercial mortgages relate to properties located in 39 other states. The portfolio is well diversified, covering many different types of income–producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $37,874,000.

7.	Annuity Reserves

At December 31, 2005 and 2004, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
December 31, 2005
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$342,844	2.9%
At book value less surrender charge	1,360,331	11.3
At fair value	2,496,534	20.7
Subtotal	4,199,709	34.9
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	7,005,737	58.3
Not subject to discretionary withdrawal	818,444	6.8
Total annuity reserves and deposit fund liabilities
before reinsurance	12,023,890	100.0%
Less reinsurance ceded	12,324
Net annuity reserves and deposit fund liabilities	$12,011,566

December 31, 2004
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$366,073	3.0%
At book value less surrender charge	1,521,063	12.4
At fair value	2,895,908	23.6
Subtotal	4,783,044	39.0
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	6,647,953	54.3
Not subject to discretionary withdrawal	821,070	6.7
Total annuity reserves and deposit fund liabilities before reinsurance	12,252,067	100.0%
Less reinsurance ceded	13,042
Net annuity reserves and deposit fund liabilities	$12,239,025

29

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Of the total net annuity reserves and deposit fund liabilities of $12,011,566,000 and $12,239,025,000, $9,342,866,000 and $9,165,959,000 is included in the general account, and $2,668,700,000 and $3,073,066,000 is included in the separate account at December 31, 2005 and 2004, respectively.

8.	Employee Benefit Plans

Defined Benefit Plan

ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Retirement Plan”), effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees.

The Retirement Plan is a tax-qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. Subsequent to December 31, 2001, ING North America is responsible for all Retirement Plan liabilities. The costs allocated to the Company for its employees’ participation in the Retirement Plan were $7,582,000 and $16,641,000 for the years ended 2005 and 2004, respectively.

Defined Contribution Plans

ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax-qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. ING North America matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4-year graded vesting schedule (although certain specified participants are subject to a 5-year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $6,337,000 and $5,731,000 for 2005 and 2004, respectively.

30

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Other Benefit Plans

In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a non-qualified defined benefit pension plan, and a non-qualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The post-retirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefits Plans are as follows:

	Pension Benefits		Other Benefits
	2005	2004	2005	2004
	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$31,971	$38,254	$16,376	$12,005
Service cost	-	-	2,369	1,530
Interest cost	1,840	2,296	1,229	732
Contribution by plan participants	-	-	1,580	1,527
Actuarial (gain) loss	3,937	(5,741)	5,480	3,571
Benefits paid	(2,663)	(2,838)	(3,593)	(2,989)
Benefit obligation at end of year	$35,085	$31,971	$23,441	$16,376
Change in plan assets
Fair value of plan assets at beginning of year	$-	$-	$-	$-
Employer contributions	2,663	2,838	2,013	1,462
Plan participants' contributions	-	-	1,580	1,527
Benefits paid	(2,663)	(2,838)	(3,593)	(2,989)
Fair value of plan assets at end of year	$-	$-	$-	$-

Funded status	$(35,085)	$(31,971)	$(23,441)	$(16,376)
Unamortized prior service credit	(30)	(35)	(2,242)	(2,175)
Unrecognized net gains (loss)	12,936	9,366	3,674	(1,705)
Remaining net obligation	17,195	18,341	-	-
Total funded status	$(4,984)	$(4,299)	$(22,009)	$(20,256)
Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$(35,010)	$(31,956)	$(22,009)	$(20,256)
Intangible assets	17,195	18,333	18,333	-
Accumulated other comprehensive income	12,831	9,324	9,324	-
Net amount recognized	$(4,984)	$(4,299)	$5,648	$(20,256)

31

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

	Pension Benefits		Other Benefits
	2005	2004	2005	2004
	(In Thousands)
Component of net periodic benefit cost
Service cost	$-	$-	$2,369	$1,530
Interest cost	1,840	2,296	1,229	732
Expected return on plan assets	-	-	-	-
Amortization of unrecognized transition
obligations or transition asset	1,146	1,144	-	-
Amount of unrecognized gains (losses)	367	1,101	101	(454)
Amount of prior service cost recognized	(5)	(5)	68	68
Temporary deviation cost	-	-	-	39
Total net periodic benefit cost	$3,348	$4,536	$3,767	$1,915

In addition, the Company had pension benefit obligation and other benefit obligation for non-vested employees as of December 31, 2005 and 2004 in the amount of $3,301,000 and $3,802,000, respectively.

Assumptions used in determining the accounting for the defined benefit plans and other benefit plan as of December 31, 2005 and 2004 were as follows:

	2005	2004
Weighted-average discount rate	5.50%	6.00%
Rate of increase in compensation level	4.00%	4.00%
Expected long-term rate of return on assets	N/A	N/A

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 10% graded to 5% over 4 years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2005 by $661,181. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2005 by $622,366.

The Company expects to pay $2,821,000 in contributions during 2006.

32

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company expects to pay the following benefits:

2006	$2,821,000
2007	2,766,000
2008	2,722,000
2009	2,678,000
2010	2,629,000
Thereafter	12,709,000

The measurement date used for postretirement benefits is December 31, 2005.

9.	Separate Accounts

Separate account assets and liabilities primarily represent funds segregated by the Company for the benefit of certain policy and contract holders, who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid or payable to the separate account policy and contract holders.

The general nature and characteristics of the separate account business follows:

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
	(In Thousands)
December 31, 2005
Premium, consideration or deposits for the year	$-	$459,458	$459,458

Reserves for separate accounts with assets at:
Fair value	$164,094	$3,706,254	$3,870,348
Amortized cost	-	-	-
Total reserves	164,094	3,706,254	3,870,348

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$164,094	$-	$164,094
At market value	-	3,694,101	3,694,101
Subtotal	164,094	3,694,101	3,858,195
Not subject to discretionary withdrawal	-	12,153	12,153
Total separate account liabilities	$164,094	$3,706,254	$3,870,348

33

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
	(In Thousands)
December 31, 2004
Premium, consideration or deposits for the year	$-	$531,858	$531,858

Reserves for separate accounts with assets at:
Fair value	168,016	3,992,672	4,160,688
Amortized cost	-	-	-
Total reserves	$168,016	$3,992,672	$4,160,688

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$168,016	$-	$168,016
At market value	-	3,977,174	3,977,174
Subtotal	168,016	3,977,174	4,145,190
Not subject to discretionary withdrawal	-	15,498	15,498
Total separate account liabilities	$168,016	$3,992,672	$4,160,688

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2005	2004
	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$459,459	$534,265
Transfers from separate accounts	(914,182)	(735,510)
Net transfers from separate accounts	(454,723)	(201,245)

Reconciling adjustments:
Miscellaneous transfers	(1)	855
Transfers as reported in the statements of operations	$(454,724)	$(200,390)

34

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

10.	Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $566,469,000 and $564,289,000 for the years ended December 31, 2005 and 2004, respectively.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2005	2004
	(In Thousands)
Premiums	$393,117	$402,496
Benefits paid or provided	395,382	347,818
Policy and contract liabilities at year end	2,131,021	2,007,190

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

11.	Federal Income Taxes

The Company and its U.S. life insurance subsidiary file a consolidated federal income tax return. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse the Company for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

35

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The components of the net deferred tax assets are as follows:

	December 31
	2005	2004
	(In Thousands)
Total deferred tax assets	$416,185	$429,428
Total deferred tax liabilities	(107,099)	(114,439)
Net deferred tax assets	309,086	314,989
Deferred tax asset nonadmitted	(224,633)	(224,538)
Net admitted deferred tax asset	$84,453	$90,451
(Increase)/decrease in nonadmitted asset	$(95)	$5,012

Current income taxes incurred consist of the following major components:

	Year ended December 31
	2005	2004
	(In Thousands)
Federal taxes on operations	$86,763	$34,491
Federal taxes on capital gains	1,527	21,183
Total current taxes incurred	$88,290	$55,674

36

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2005	2004
	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$124,676	$123,201
Insurance reserves	170,433	166,983
Investments	22,812	37,959
Compensation and benefits	35,142	39,325
Nonadmitted assets and other surplus items	20,579	19,668
Litigation accruals	13,054	13,313
Costs of collection and loading	4,388	6,551
Present value of insurance in force	1,215	2,430
Other	23,886	19,998
Total deferred tax assets	416,185	429,428
Deferred tax assets nonadmitted	(224,633)	(224,538)
Admitted deferred tax assets	191,552	204,890

Deferred tax liabilities resulting from book/tax differences in:
Investments	10,192	20,039
Due and deferred premium	52,474	49,193
Depreciable assets	25,756	26,030
Unrealized gain on investments	13,772	12,977
Insurance reserves	3,286	3,696
Other	1,619	2,504
Total deferred tax liabilities	107,099	114,439
Net admitted deferred tax asset	$84,453	$90,451

37

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The change in net deferred income taxes is comprised of the following:

	December 31
	2005	2004	Change
	(In Thousands)
Total deferred tax assets	$416,185	$429,428	$(13,243)
Total deferred tax liabilities	(107,099)	(114,439)	7,340
Net deferred tax asset	$309,086	$314,989	(5,903)

Remove current year change in unrealized gains			2,973
Change in net deferred income tax			(2,930)
Remove other items in surplus:
Additional minimum pension liability			(1,228)
Current year change in non-admitted assets			1,351
Other			52
Change in deferred taxes for rate reconciliation			$(2,755)

The provision for federal income taxes incurred and change in deferred taxes is different from that which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are:

Year Ended
December 31, 2005
(In Thousands)
Ordinary income	$277,470
Capital (losses)	(6,666)
Total pre-tax book income	$270,804

Provision computed at statutory rate	94,781
Dividends received deduction	(1,631)
Interest maintenance reserve	(6,395)
Other	4,290
Total	$91,045

Federal income taxes incurred	$88,290
Change in net deferred income taxes	2,755
Total statutory income taxes	$91,045

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $80,137,000 and $72,322,000 from 2005 and 2004, respectively.

38

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company has a payable of $33,863,000 and a receivable of $14,549,000 at December 31, 2005 and 2004, respectively, for federal income taxes under the intercompany tax sharing agreement.

Under prior law, life insurance companies were allowed to defer from taxation a portion of income. The deferred income was accumulated in the Policyholders’ Surplus Account. This deferred income only becomes taxable under certain conditions, which management believes to be remote. Furthermore, the American Jobs Creation Act of 2004 allows certain tax-free distributions from the Policyholders’ Surplus Account during 2005 and 2006. Therefore, based on currently available information, no federal income taxes have been provided on the Company’s Policyholders’ Surplus Account accumulated balance of $32,641,000.

12.	Investment in and Advances to Subsidiaries

The Company has two wholly owned insurance subsidiaries at December 31, 2005, ReliaStar Life Insurance Company of New York (“RNY”) and ING Re (UK) Limited. The Company also has a wholly owned noninsurance subsidiary: NWNL Benefits Corporation and one partially owned noninsurance subsidiary Superior Vision Services, Inc. (“SVS”).

Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2005	2004
	(In Thousands)
Common stock (cost - $196,153 in 2005 and $216,223 in 2004)	$286,170	$312,928

Summarized financial information for these subsidiaries is as follows:

	December 31
	2005	2004
	(In Thousands)
Revenues	$496,231	$424,758
Income before net realized gains on investments	36,030	30,414
Net income	35,598	27,976
Admitted assets	2,805,404	2,733,665
Liabilities	2,525,508	2,427,479

The Company received cash dividends from its subsidiaries, RNY and SVS, of $20,800,000 and $964,740 in 2005 and $27,200,000 and $742,108 in 2004, respectively.

39

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

On February 27, 2004, the Company redeemed 44,350 shares of Preferred Series A SVS stock for cash at no gain or loss. In addition, the Company converted 738,161 shares of Preferred Series B SVS stock for 738,161 of common stock.

13.	Capital and Surplus

Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2,000,000. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Minnesota Division of Insurance is limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

Lion loaned $100,000,000 to the Company under a surplus note dated December 1, 2001. The surplus note provides, subject to the regulatory constraints discussed below, that (1) it is a surplus note which will mature on September 15, 2021 with principal due at maturity, but payable without penalty, in whole or in part before maturity; (2) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semi-annually; and (3) in the event that the Company is in default in the payment of any required interest or principal, the Company cannot pay cash dividends on its capital stock (all of which is owned directly by Lion). The surplus note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Division of Insurance. For the year ended December 31, 2005 and 2004, interest paid totaled $4,600,000 each year. There is no accrued interest for the years ended December 31, 2005 and 2004.

Life and health insurance companies are subject to certain Risk Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

14.	Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest

40

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

	December 31
	2005		2004
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)
Assets:
Bonds	$13,443,308	$13,414,287	$12,704,457	$13,072,109
Preferred stocks	52,473	52,442	50,508	50,921
Unaffiliated common stocks	808	808	1,243	1,243
Mortgage loans	2,216,503	2,254,565	2,231,587	2,355,664
Contract loans	664,252	664,252	663,678	663,678
Derivative securities	621	9,713	4,652	(5,222)
Separate account assets	4,078,427	4,078,427	4,386,414	4,386,414
Liabilities:
Individual and group annuities	10,942,871	10,730,487	8,493,290	8,481,154
Deposit-type contracts	594,573	671,287	603,626	607,460
Policyholder dividends	21,272	21,272	22,292	22,292
Separate account liabilities	4,075,675	4,075,675	3,079,591	3,079,591
Payable for securities	10,039	10,039	1,429	1,429

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 2.1% and 18.0% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2005 and 2004 is $13,790,648,000 and $13,429,388,000, respectively.

41

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Residual collateralized mortgage obligations: Residual collateralized mortgage obligations are included in the other invested assets balances. Fair values are based on independent pricing sources.

Derivative financial instruments: Fair values for on–balance sheet derivative financial instruments (caps, options and floors) and off–balance sheet derivative financial instruments (swaps) and forwards are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties’ credit standing.

Investment in surplus notes: Estimated fair values in surplus notes were generated using a discounted cash flow approach. Cash flows were discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on surplus notes with similar characteristics.

Guaranteed investment contracts: The fair values of the Company’s guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Other investment–type insurance contracts: The fair values of the Company’s deferred annuity contracts are estimated based on the cash surrender values of the contracts. The carrying values of other policyholder liabilities, including individual and group annuities, policyholder dividends and deposit-type contracts, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

15.	Commitments and Contingencies

The Company is a party to threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial

42

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of pending lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of pending lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Guarantee Agreement: The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for a $250,000,000 obligation of another ING affiliate, Security Life of Denver International Limited (“SLDI”). The Company’s Board of Directors approved this transaction on April 25, 2002. The two other affiliated life insurers were Security–Connecticut (subsequently merged into the Company on October 1, 2003), and Security Life of Denver Insurance Company. The joint and several guarantees of the two insurers are capped at $250,000,000.

Investment Purchase Commitments

As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $119,232,000 and $166,926,000 at December 31, 2005 and 2004, respectively, and to provide additional capital contributions of $61,305,000 and $36,507,000 in partnerships reported in other invested assets on the balance sheets at December 31, 2005 and 2004, respectively. In March 2006, an additional $15,000,000 was funded to related party partnerships reported in other invested assets.

Operating Leases

The Company leases office space under various noncancelable operating lease agreements that expire through January 2010. Rental expense for 2005 and 2004 was approximately $10,043,000 and $10,028,000, respectively.

At December 31, 2005, the minimum aggregate rental commitments under operating leases for the upcoming five years and thereafter are as follows:

Year ending
December 31	Commitments
2006	$8,411,000
2007	7,834,000
2008	7,450,000
2009	2,150,000
2010	235,000
Thereafter	12,000

Certain rental commitments have renewal options extending through the year 2010 subject to adjustments in future periods.

43

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Lessor Leases

The Company owns or leases numerous sites that are leased or subleased to franchisees. Buildings owned or leased that meet the criteria for operating leases are carried at the gross investment in the lease less unearned income. Unearned income is recognized in such a manner as to produce a constant periodic rate of return on the net investment. The typical lease period is 20 years and some leases contain renewal options. The franchisee is responsible for the payment of property taxes, insurance and maintenance costs related to the leased property. The cost of these properties are $146,954,000 at December 31, 2005, with accumulated depreciation of $80,962,000.

Future minimum lease payment receivables under non-cancelable operating leasing arrangements as of December 31, 2005 are as follows:

Year ending	Future minimum Lease
December 31	Payment Receivables
2006	$11,005,000
2007	9,516,000
2008	7,163,000
2009	3,592,000
2010	1,085,000
Thereafter	3,456,000

Contingent rentals included in income for the years ended December 31, 2005 and 2004 amounted to $11,868,000 and $11,906,000, respectively. The net investment is classified as real estate.

16.	Regulatory Matters

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Investment Product Regulatory Issues

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; revenue sharing and directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

44

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

In September 2005, an affiliate of the Company, ING Fund Distributors, LLC (“IFD”) and one of its registered persons settled an administrative proceeding with the National Association of Securities Dealers (“NASD”) in connection with frequent trading arrangements. IFD neither admitted nor denied the allegations or findings and consented to certain monetary and non-monetary sanctions. IFD’s settlement of this administrative proceeding is not material to the Company.

Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to the Company or certain affiliates before concluding their investigations relating to fund trading. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S.-based operations, including the Company.

45

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Insurance and Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices; specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

17.	Financing Agreements

The Company maintains a revolving loan agreement with Bank of New York (“BONY”). Under this agreement, the Company can borrow up to $100,000,000 from BONY. Interest on any Company borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus .35%, or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, the Company had no amounts payable to BONY.

The Company maintains a line of credit agreement with PNC Bank. Under this agreement, the Company can borrow up to $75,000,000. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $75,000,000. Under this agreement, the Company incurred no interest expense for the year ended December 31, 2005. At December 31, 2005, the Company had no borrowings under this agreement.

The Company borrowed $3,238,852,000 and repaid $3,238,852,000 in 2005 and borrowed $2,428,006,000 and repaid $2,428,006,000 in 2004. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and exclude borrowings from reverse dollar repurchase agreements. Interest paid on borrowed money was $759,000 and $240,000 during 2005 and 2004, respectively. Interest paid includes reciprocal loan interest discussed in “Related Party Transactions” note.

46

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

The Company is the beneficiary of letters of credit totaling $238,945,000; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2005 and 2004.

18.	Related Party Transactions

Affiliates: Management and services contracts and all cost sharing arrangements with other affiliated ING U.S. life insurance companies are allocated among companies in accordance with normal, generally accepted expense and cost allocation methods.

Assets and liabilities, and the related revenues and expenses recorded as a result of transactions and agreements with affiliates, may not be the same as those recorded if the Company was not a wholly-owned subsidiary of its parent.

Administrative Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States (“affiliated insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $172,571,000 and $167,979,000 for the years ended December 31, 2005 and 2004, respectively.

Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management and asset/liability management services. Total fees under the agreement were approximately $49,175,000 and $48,142,000 for the years ended December 31, 2005 and 2004, respectively.

Reciprocal Loan Agreement: The Company maintains a reciprocal loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short–term cash requirements. Under this agreement, which expires December 31, 2010, the Company and ING AIH can borrow up to 2% of the Company’s admitted assets as of December 31 of the preceding year from one another. Interest on any borrowing is charged at the rate of ING AIH's cost of funds for the interest period plus .15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $713,000 and $126,000 and earned interest income of $967,000 and $1,017,000 for the years ended December 31, 2005 and 2004, respectively. At December 31, 2005, the Company had $0 payable to ING AIH and $72,500,000 receivable from ING AIH, which is recorded in cash and short term investments on the Balance Sheets.

47

RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Customer Services Agreement: The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair value and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company.

Surplus notes: On December 29, 2004, ING USA Annuity and Life Insurance Company (“ING USA”) issued a 6.25% surplus note in the amount of $175,000,000 to the Company. The note matures on December 29, 2034. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debt owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (1) the institution of bankruptcy, reorganization, insolvency or liquidation proceedings by or against the Company, or (2) the appointment of a Trustee, receiver or other Conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner. For the year ended December 31, 2005, there was no interest paid or accrued.

Capital Transactions: During the year ended December 31, 2005, the Company received capital contribution of $200,000,000.

19.	Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of premiums written in each state. The Company has recorded $5,249,000 and $4,237,000 for this liability in accounts payable and accrued expenses as of December 31, 2005 and 2004,

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RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

respectively. The Company has also recorded an asset in other assets of $4,317,000 and $3,120,000 as of December 31, 2005 and 2004, respectively, for future credits to premium taxes for assessments already paid.

20.	Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2005	2004
	(In Thousands)
Balance at January 1	$1,326,578	$1,283,283
Less reinsurance recoverables	58,258	40,164
Net balance at January 1	1,268,320	1,243,119

Incurred related to:
Current year	423,034	398,300
Prior years	(6,651)	42,419
Total incurred	416,383	440,719

Paid related to:
Current year	157,356	267,990
Prior years	228,036	147,528
Total paid	385,392	415,518

Net balance at December 31	1,299,311	1,268,320
Plus reinsurance recoverables	84,102	58,258
Balance at December 31	$1,383,413	$1,326,578

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the Balance Sheets.

21.	Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The amount of net premiums written by the Company at December 31, 2005 that are subject to retrospective rating features are $99,000,000, that represented 12% of the total net group life premiums and $6,000,000, that represented 1% of the total net group health premiums written. No other net premiums written by the Company are subject to retrospective rating features.

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RELIASTAR LIFE INSURANCE COMPANY

Notes to Financial Statements - Statutory Basis

22.	September 11 Events

The terrorist attacks of September 11, 2001 (the September 11 events), resulted in a tremendous loss of life and property. Secondarily, those events interrupted the business activities of many entities and disrupted the U.S. economy at many levels. In the past, businesses have incurred losses as a result of catastrophes such as earthquakes, hurricanes and even other terrorist attacks. However, the September 11 events are unprecedented in the United States in terms of the magnitude of the losses incurred and the number of entities affected. The following disclosures relating to the September 11 events are required:

As of December 31, 2005, the Company had estimated gross reinsurance claims of approximately $124.7 million for personal accident coverage, $192.2 million for workers compensation coverage and retrocession recoveries of $103.4 million for net incurred claims of $213.5 million from the events of September 11, 2001. The remaining retrocession recoveries at December 31, 2005 were approximately $17.5 million.

As of December 31, 2004, the Company had estimated gross reinsurance claims of approximately $124.6 million for personal accident coverage, $201.3 million for workers compensation coverage and retrocession recoveries of $103.4 million for net incurred claims of $222.5 million from the events of September 11, 2001. The remaining retrocession recoveries at December 31, 2004, were approximately $32.0 million.

The Company notes that uncertainty remains regarding claim submissions and the number of occurrences from the events of September 11, 2001, but has recorded its best estimate as the current claim reserve reported as of December 31, 2005.

The September 11, 2001 impact is based on Company estimates using information obtained from ceding companies and an external consultant. It is reasonably possible that a change in the Company’s estimate will occur in the near term but the possible range of change cannot be determined.

The Company does not have any environmental remediation obligations.

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